UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2013

Date of reporting period:	October 1, 2012 — March 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PABAX

Putnam Dynamic Asset Allocation Balanced Fund

Semiannual report
3|31|13

A world of investing.™
Putnam Investments
ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Balanced Fund

Semiannual report
3 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Our allocation of assets among permitted asset categories may hurt performance. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Many macroeconomic risks to global growth have diminished in recent months. A widespread financial collapse in Europe, an economic hard landing in China, and significant fallout from budget sequestration and the fiscal cliff in the United States have not come to pass. While these risks have not entirely dissipated, U.S. equity markets have managed to achieve record highs in the first quarter, recouping all of their losses from the 2008 financial crisis.

In the United States, corporate profits and balance sheets are strong. The Federal Reserve has pledged to keep interest rates at historic lows until the nation’s employment situation meaningfully improves. The U.S. housing market, a significant driver of GDP, has been steadily rebounding. And while the federal budget battle is not yet resolved, the markets appear to believe that Washington lawmakers will eventually reach a resolution.

At Putnam, our investment team employs a measured, balanced approach to managing risk while pursuing returns. It is also important to rely on the guidance of your financial advisor, who can help ensure that your portfolio matches your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Dynamic Asset Allocation Balanced Fund

A diversified portfolio pursuing a balance of growth and income

Putnam Dynamic Asset Allocation Balanced Fund is designed for investors seeking total return. The fund's target mix of 60% stocks and 40% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Diversified portfolios led stocks over the last market cycle

Bear market returns
(10/9/07 to 3/9/09)
-56%
-35%
-13%
Stocks
60/40
25/75
Bull market returns
(3/9/09 to 4/30/11)
118%
70%
36%
Stocks
60/40
25/75
Full market cycle returns
(10/9/07 to 4/30/11)
-3%
10%
19%
Stocks
60/40
25/75

The 60/40 portfolio reflects results of a hypothetical portfolio comprising 60% Russell 3000 Index and 40% Barclays U.S. Aggregate Bond Index, and the 25/75 portfolio reflects results of a hypothetical portfolio comprising 25% Russell 3000 Index and 75% Barclays U.S. Aggregate Bond Index, with no portfolio rebalancing. The period shown reflects the most recent full market cycle, consisting of a decline over several months of at least 20% from a stock market peak on 10/9/07 (measured by the Russell 3000 Index) to a stock market trough on 3/9/09, followed by an increase of at least 20% to a subsequent stock market peak on 4/30/11. Past performance is no guarantee of future results.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The five portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

Featured
from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Joshua B. Kutin, CFA
(industry since 1998)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

2 Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Balanced Blended Benchmark is administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

4	Dynamic Asset Allocation Balanced Fund

Interview with your fund’s portfolio manager

Bob, let’s review the conditions in stock and bond markets during the past six months.

Markets demonstrated a number of contrasts in the period. There was disparity in asset class results, as stocks significantly outperformed investment-grade bonds in the six months that ended March 31, 2013. However, this gap developed only from January through March. In the first three months of the reporting period, stocks were flat because of pessimism regarding the federal government’s impending fiscal cliff. The market then began to rally in January, even as higher payroll taxes went into effect. By the end of March, as the federal budget sequester was starting to take hold, both the Dow Jones Industrial Average and the S&P 500 Index had risen to record-high levels.

Aside from equities, high-yield securities also performed well, another reflection of the relative strength of corporate balance sheets and overall profit levels. Investment-grade bonds had flat results, as interest rates remained low but volatile, bouncing within a range of about 1.75% to 2.00% for the 10-year Treasury note.

How do you interpret what is happening in the markets?

The economy is growing, and the Federal Reserve’s quantitative easing policies are effectively providing stimulus to business activity and liquidity to financial markets.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/13. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 16.

Dynamic Asset Allocation Balanced Fund	5

These macroeconomic conditions have given corporations the opportunity to repair their balance sheets since the recession and rebuild their profitability in recent years. There is a great story in corporate earnings that often is overlooked, and we are currently seeing it in the U.S. economy. Although earnings growth rates began to fade from the peak levels earlier in this business cycle, corporations are still generating record-level profits. Corporate earnings provide fundamental support to current market levels, in our estimation. Stock valuations in general appear reasonable when compared with long-term historical valuations.

It seems many investors are having trouble believing that the economic recovery is real and stable because growth is below the economy’s long-term trend. Many also question the Fed’s policies, but the evidence suggests that the central bank is on track toward its goal of lowering the unemployment rate. These doubts have contributed to the high levels of volatility that we have seen in each year since 2008, and we know that they can cause volatility again. But in many historical periods, we have also seen that stock prices can climb a wall of worry as they have done in the past three months. We continue to focus on fundamental conditions as well as negative sentiments when we are analyzing asset classes.

What were the areas of strength in the fund’s portfolio during the reporting period?

Several factors contributed to the strong performance. A small overweight to equities helped returns for the period as a whole, though much of this advantage occurred from January through March. Exposure to high-yield corporate bonds also contributed to positive results. While there was some concern about this sector of the market after its great results

Allocations are represented as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Dynamic Asset Allocation Balanced Fund

in 2012, it continued to perform quite well during the first three months of 2013. Yield spreads tightened as the corporate default rate remained below its long-term average. The fund’s advance during the period lagged the returns of the all-equity Russell 3000 Index, its primary benchmark, but outperformed the fund’s secondary benchmark, the Putnam Balanced Blended Benchmark.

The fund also had a tactical underweight to government bonds, and to interest-rate risk in general versus the secondary benchmark. This was helpful as government bonds and mortgage-backed bonds stagnated in the period. When interest rates rose at times during the quarter, it had less of a negative effect on the fund thanks to our tactical positioning.

Did the fund own any derivatives during the period?

We used futures contracts to manage exposure to market risk or to equitize cash holdings. During the period, the fund had a variety of hedging positions in an effort to reduce foreign exposure risk or to gain exposure to particular currencies.

What was your strategy in commodities?

Commodities make up a much smaller slice of the fund than stocks or bonds on a strategic basis. The fund holds commodities primarily to enhance diversification, because the performance of commodities is not highly correlated with stocks or bonds. During the period, our research supported taking a neutral position.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings will vary over time.

Dynamic Asset Allocation Balanced Fund	7

In commodities, some technical factors in the market have improved. For example, the cost of maintaining exposures through futures contracts has decreased. In recent years, the “roll yield”— meaning the cost involved in closing out monthly contracts and initiating new positions — has been high. However, the prices of many types of commodities, especially precious metals, are declining, and we do not see a near-term reversal in this trend. One exception is agricultural prices, which we think are quite firm. Energy prices also had a strong upward trend in recent years, but increased production of natural gas in the United States had a major impact on energy prices during the past year by helping to stabilize oil and gas prices.

What is your current analysis of international opportunities?

Significant problems remain in Europe. Many nations in the eurozone stand in need of significant fiscal retrenchment, because government spending is expected to outpace revenues. Italy and Spain, two of the region’s larger economies, have been compelled by markets to implement reforms quickly. However, we are witnessing the challenge of applying budgetary austerity too rapidly: It can prompt a political backlash that destabilizes governments. We believe that great political skill will be needed to keep this process moving forward.

A new problem arose during this period, as the banking system of the island nation of Cyprus teetered on the brink of collapse. We are keeping this problem in perspective, as Cyprus constitutes only a tiny piece of the eurozone. However, the fact that European authorities took yet another “unique approach” to the problems in Cyprus reminds us of the difficulty of policy predictability.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations will vary over time.

8	Dynamic Asset Allocation Balanced Fund

During the period we had some exposure to Europe, but most of our decisions here involved short-term tactical opportunities rather than a major investment theme. In other words, we did not yet see a clear sign that an overweight position was attractive, so the fund’s exposure remained at a neutral or underweight level.

By contrast, we found Japan much more attractive. Japan’s new government is taking a much more activist approach to the economy and has installed new leadership at the Bank of Japan that is undertaking forceful monetary stimulus. An example of this effort is a plan to literally double the nation’s money supply through a combination of asset purchases and other policies. In the near term, this has triggered a strong rally in Japanese stocks and weakness in the yen, which helps the earnings of exporters. The fund has an overweight to Japan because we believe Japanese investments may continue to outperform other global markets in the near term. We are also monitoring conditions carefully, because we doubt that these policies will be enough to overcome the structural problems hindering Japan — an aging population and limited business innovation.

Looking ahead to the second half of the fund’s fiscal year, how is the fund positioned, and what risks do you see?

We continue to favor stocks and high-yield bonds, and find the low return potential of government bonds unattractive. The fund has overweight positions in equities and high-yield bonds, but we have trimmed both areas a bit given their recent strength and some doubts we harbor regarding the recent rally. Typically, with equity rallies of this magnitude, cyclical sectors — those that tend to move in line with the economy — are the best performers. However, the leaders in the first quarter were more defensive sectors, such as health care and consumer staples. That said, we think the economy is doing well enough to

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use forward currency contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam may enter into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Dynamic Asset Allocation Balanced Fund	9

continue supporting risk assets. In addition to Europe’s ongoing challenges, we see greater risks looming later in the U.S. economy in 2013, as the federal government addresses the debt ceiling.

Bob, thanks for commenting on the fund today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

On February 1, 2013, Putnam Investments announced a new leadership structure for its Global Asset Allocation (GAA) investment organization, which manages Putnam Dynamic Asset Allocation Balanced Fund. Working closely with Walter C. Donovan, Chief Investment Officer at Putnam, the team will be led by Co-Heads James A. Fetch; Robert J. Kea, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA. All four co-heads are long-time Putnam GAA veterans, who average 22 years of overall investment experience, including an average of 18 years of experience at Putnam. Consistent with the current approach, Mr. Fetch continues to lead portfolio construction and risk, Mr. Kea drives top-down equity efforts, Mr. Schoen oversees equity process and risk, and Mr. Vaillancourt manages global macro efforts. Jeffrey L. Knight, who previously led the group, has left the firm to pursue other opportunities.

IN THE NEWS

The economic outlook for major industrialized nations is slowly improving, with the United States and Japan leading the way, according to a recent report by the Organisation for Economic Co-operation and Development (OECD). Economic expansion is also taking place in most major countries around the world, including the 17-nation eurozone, where Germany’s economy is growing and stabilization is occurring in Italy and France. Growth also is solidifying in Japan, whose new government has launched efforts to bring the country’s long-stagnant economy back to life through various stimulus efforts, and growth is picking up in China, where an economic hard landing has been avoided. The OECD sees growth weakening in India and normal, “around trend” growth taking place in Russia, Brazil, and the United Kingdom. Meanwhile, the World Trade Organization (WTO) has cut its overall 2013 forecast for global trade volume growth to 3.3% from 4.5%. Global trade grew by 2% in 2012, the second-worst figure since this economic statistic began to be tracked in 1981, according to the WTO. The worst trade figure came in 2009 during the global economic crisis.

10	Dynamic Asset Allocation Balanced Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inceptiondates)	(2/7/94)		(2/11/94)		(9/1/94)		(2/6/95)		(1/21/03)	(7/2/12)	(7/2/12)	(7/5/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	6.84%	6.51%	6.06%	6.06%	6.01%	6.01%	6.33%	6.13%	6.56%	7.11%	7.11%	7.11%

10 years	106.12	94.26	91.73	91.73	91.33	91.33	96.27	89.40	100.35	111.63	111.78	111.61
Annual average	7.50	6.87	6.73	6.73	6.70	6.70	6.98	6.60	7.20	7.78	7.79	7.78

5 years	33.31	25.64	28.68	26.68	28.54	28.54	30.06	25.51	31.61	35.06	35.16	35.05
Annual average	5.92	4.67	5.17	4.84	5.15	5.15	5.40	4.65	5.65	6.20	6.21	6.19

3 years	31.37	23.82	28.61	25.61	28.48	28.48	29.49	24.96	30.41	32.42	32.52	32.41
Annual average	9.52	7.38	8.75	7.90	8.71	8.71	9.00	7.71	9.25	9.81	9.84	9.81

1 year	11.17	4.78	10.36	5.36	10.31	9.31	10.55	6.68	10.88	11.42	11.50	11.41

6 months	7.56	1.38	7.28	2.28	7.25	6.25	7.33	3.57	7.48	7.78	7.83	7.76

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Dynamic Asset Allocation Balanced Fund	11

Comparative index returns For periods ended 3/31/13

			Lipper Mixed-Asset
			Target Allocation
		Putnam Balanced	Moderate Funds
	Russell 3000 Index	Blended Benchmark	category average*

Annual average (life of fund)	8.65%	—†	6.91%

10 years	140.11	118.91%	97.77
Annual average	9.15	8.15	6.99

5 years	35.83	34.30	26.50
Annual average	6.32	6.07	4.77

3 years	44.18	32.52	26.24
Annual average	12.97	9.84	8.05

1 year	14.56	10.50	9.11

6 months	11.35	7.17	6.43

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/13, there were 517, 465, 420, 380, 213, and 36 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 3/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	2		2	2	2		2	2	2	2

Income	$0.096		$0.050	$0.053	$0.068		$0.081	$0.112	$0.118	$0.110

Capital gains	—		—	—	—		—	—	—	—

Total	$0.096		$0.050	$0.053	$0.068		$0.081	$0.112	$0.118	$0.110

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/12	$11.89	$12.62	$11.84	$11.65	$11.87	$12.30	$11.81	$11.90	$11.90	$11.90

3/31/13	12.69	13.46	12.65	12.44	12.67	13.13	12.61	12.71	12.71	12.71

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12	Dynamic Asset Allocation Balanced Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/12	1.07%	1.82%	1.82%	1.57%	1.32%	0.78%*	0.68%*	0.82%

Annualized expense ratio for the
six-month period ended 3/31/13	1.03%	1.78%	1.78%	1.53%	1.28%	0.75%	0.65%	0.78%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Other expenses for class R5 and R6 shares have been annualized.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2012, to March 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.33	$9.20	$9.20	$7.91	$6.62	$3.89	$3.37	$4.04

Ending value (after expenses)	$1,075.60	$1,072.80	$1,072.50	$1,073.30	$1,074.80	$1,077.80	$1,078.30	$1,077.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Balanced Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2013, use the following calculation method. To find the value of your investment on October 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.19	$8.95	$8.95	$7.70	$6.44	$3.78	$3.28	$3.93

Ending value (after expenses)	$1,019.80	$1,016.06	$1,016.06	$1,017.30	$1,018.55	$1,021.19	$1,021.69	$1,021.04

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Dynamic Asset Allocation Balanced Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Dynamic Asset Allocation Balanced Fund	15

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management, comprising 50% the Russell 3000 Index, 35% the Barclays U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2013, Putnam employees had approximately $377,000,000 and the Trustees had approximately $90,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Dynamic Asset Allocation Balanced Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Balanced Fund	17

The fund’s portfolio 3/31/13 (Unaudited)

COMMON STOCKS (45.9%)*	Shares	Value

Basic materials (2.5%)
Agnico-Eagle Mines, Ltd. (Canada)	290	$11,896

Agrium, Inc. (Canada)	1,615	157,463

Air Liquide SA (France)	560	68,037

Akzo Nobel NV (Netherlands)	2,786	183,235

Allied Nevada Gold Corp. †	240	3,950

Amcor, Ltd. (Australia)	5,890	57,193

American Vanguard Corp.	5,211	159,144

Andersons, Inc. (The)	376	20,124

Archer Daniels-Midland Co.	1,971	66,482

Arkema (France)	1,911	173,849

Assa Abloy AB Class B (Sweden)	9,816	400,831

Axiall Corp.	8,974	557,824

Barrick Gold Corp. (Canada)	3,800	111,623

BASF SE (Germany)	18,344	1,606,495

Bemis Co., Inc.	12,781	515,841

BHP Billiton PLC (United Kingdom)	12,262	356,793

BHP Billiton, Ltd. (Australia)	21,058	720,605

Black Earth Farming, Ltd. SDR (Russia) †	3,511	6,654

Buckeye Technologies, Inc.	6,418	192,219

Cambrex Corp. †	20,892	267,209

CF Industries Holdings, Inc.	6,432	1,224,460

Chemtura Corp. †	16,415	354,728

Chicago Bridge & Iron Co., NV	14,817	920,136

China Shanshui Cement Group, Ltd. (China)	258,000	148,889

Cresud S.A.C.I.F. y A. ADR (Argentina) †	1,430	13,428

Cytec Industries, Inc.	5,917	438,331

Domtar Corp. (Canada)	4,341	336,948

Eagle Materials, Inc.	4,488	299,035

Eastman Chemical Co.	15,200	1,062,024

Evraz PLC (United Kingdom)	127,057	428,586

Fletcher Building, Ltd. (New Zealand)	2,790	20,042

FMC Corp.	280	15,968

Fortescue Metals Group, Ltd. (Australia)	20,718	85,802

Fortune Brands Home & Security, Inc. †	22,590	845,544

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	6,700	221,770

Goldcorp, Inc. (Canada)	11,196	376,708

Golden Agri-Resources, Ltd. (Singapore)	180,000	84,357

GrainCorp, Ltd. Class A (Australia)	4,151	50,520

Holcim, Ltd. (Switzerland)	280	22,313

Holmen AB Class B (Sweden)	340	10,111

Horsehead Holding Corp. †	22,933	249,511

Huntsman Corp.	23,100	429,429

Incitec Pivot, Ltd. (Australia)	11,918	38,492

Innophos Holdings, Inc.	6,311	344,328

Innospec, Inc.	6,096	269,931

International Flavors & Fragrances, Inc.	170	13,034

18	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.9%)* cont.	Shares	Value

Basic materials cont.
Intrepid Potash, Inc.	1,026	$19,248

Israel Chemicals, Ltd. (Israel)	2,580	33,337

Kansai Paint Co., Ltd. (Japan)	1,000	11,112

KapStone Paper and Packaging Corp.	7,491	208,250

Koninklijke Boskalis Westminster NV (Netherlands)	6,810	270,524

Koppers Holdings, Inc.	4,535	199,449

Kraton Performance Polymers, Inc. †	6,087	142,436

KWS Saat AG (Germany)	76	27,083

L.B. Foster Co. Class A	2,524	111,788

Landec Corp. †	14,596	211,204

Linde AG (Germany)	390	72,514

LSB Industries, Inc. †	17,668	614,493

LyondellBasell Industries NV Class A	30,549	1,933,446

Minerals Technologies, Inc.	2,522	104,688

Monsanto Co.	43,815	4,628,178

Mosaic Co. (The)	763	45,482

Newcrest Mining, Ltd. (Australia)	2,312	48,315

Newmont Mining Corp.	520	21,783

Nitto Denko Corp. (Japan)	11,700	692,293

NN, Inc. †	16,437	155,494

Nufarm, Ltd. (Australia)	5,942	24,478

Oji Holdings Corp. (Japan)	2,000	7,372

OM Group, Inc. †	5,464	128,295

Orica, Ltd. (Australia)	470	11,994

Packaging Corp. of America	11,600	520,492

PolyOne Corp.	17,116	417,802

Potash Corp. of Saskatchewan, Inc. (Canada)	2,120	83,210

PPG Industries, Inc.	11,839	1,585,716

PT Astra Agro Lestari Tbk (Indonesia)	10,000	19,078

PT Indocement Tunggal Prakarsa Tbk (Indonesia)	60,000	144,020

Randgold Resources, Ltd. (Jersey)	430	37,111

Rio Tinto PLC (United Kingdom)	11,826	554,344

Rio Tinto, Ltd. (Australia)	9,823	586,917

Royal Gold, Inc.	130	9,234

S&W Seed Co. †	15,147	159,195

Sealed Air Corp.	14,281	344,315

Sherwin-Williams Co. (The)	8,350	1,410,232

Sigma-Aldrich Corp.	220	17,090

Sika AG (Switzerland)	7	17,004

SLC Agricola SA (Brazil)	1,580	14,449

Sociedad Quimica y Minera de Chile SA ADR (Chile)	1,230	68,204

Sumitomo Metal Mining Co., Ltd. (Japan)	22,000	313,868

Svenska Cellulosa AB Class B (Sweden)	1,140	29,390

Syngenta AG (Switzerland)	1,942	810,104

Taiheiyo Cement Corp. (Japan)	3,000	7,043

ThyssenKrupp AG (Germany) †	1,836	37,338

Toray Industries, Inc. (Japan)	3,000	20,269

Trex Co., Inc. †	6,692	329,113

Dynamic Asset Allocation Balanced Fund	19

COMMON STOCKS (45.9%)* cont.	Shares	Value

Basic materials cont.
Tronox, Ltd. Class A	8,341	$165,235

Valspar Corp.	10,663	663,772

Vilmorin & Cie (France)	190	22,852

voestalpine AG (Austria)	10,872	333,844

W.R. Grace & Co. †	11,771	912,370

Wendel SA (France)	2,871	303,837

Xstrata PLC (United Kingdom)	18,933	307,239

Yamana Gold, Inc. (Canada)	1,040	16,022

Yara International ASA (Norway)	1,151	52,143

		33,978,000
Capital goods (2.9%)
ABB, Ltd. (Switzerland)	20,274	457,249

ACS Actividades de Construccion y Servicios SA (Spain)	2,063	48,142

Aecom Technology Corp. †	17,900	587,120

AGCO Corp.	1,729	90,115

Alliant Techsystems, Inc.	3,122	226,126

Altra Holdings, Inc.	12,578	342,373

Avery Dennison Corp.	15,800	680,506

AZZ, Inc.	4,071	196,222

Ball Corp.	17,430	829,319

Beijing Enterprises Water Group, Ltd. (China)	376,000	111,977

Boeing Co. (The)	67,200	5,769,120

Chart Industries, Inc. †	4,499	359,965

Chase Corp.	6,620	127,898

China Communications Construction Co., Ltd. (China)	310,000	289,180

CNH Global NV	1,314	54,294

Covanta Holding Corp.	490	9,874

Coway Co., Ltd. (South Korea)	3,700	162,785

Cummins, Inc.	21,049	2,437,685

Daelim Industrial Co., Ltd. (South Korea)	391	32,226

Daikin Industries, Ltd. (Japan)	1,300	50,959

Deere & Co.	1,040	89,419

Delphi Automotive PLC (United Kingdom)	46,300	2,055,720

DXP Enterprises, Inc. †	3,370	251,739

Embraer SA ADR (Brazil)	2,800	99,876

European Aeronautic Defence and Space Co. NV (France)	17,681	899,777

Franklin Electric Co., Inc.	9,512	319,318

Gardner Denver, Inc.	7,800	585,858

Generac Holdings, Inc.	7,589	268,195

General Dynamics Corp.	34,580	2,438,236

Great Lakes Dredge & Dock Corp.	33,661	226,539

Greenbrier Companies, Inc. †	15,517	352,391

HEICO Corp.	2,457	106,658

Hyflux, Ltd. (Singapore) S	64,000	75,443

Hyster-Yale Materials Holdings, Inc.	1,234	70,449

Hyster-Yale Materials Holdings, Inc. Class B F	1,234	70,449

IHI Corp. (Japan)	79,000	240,017

Ingersoll-Rand PLC	34,400	1,892,344

20 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.9%)* cont.	Shares	Value

Capital goods cont.
Invensys PLC (United Kingdom)	58,827	$313,561

JGC Corp. (Japan)	12,000	303,267

Kadant, Inc. †	8,535	213,375

Kawasaki Heavy Industries, Ltd. (Japan)	103,000	322,781

KBR, Inc.	22,000	705,760

Leggett & Platt, Inc.	22,800	770,184

Lindsay Corp.	630	55,553

Lockheed Martin Corp.	27,722	2,675,727

McDermott International, Inc. †	55,498	609,923

Metso Corp. OYJ (Finland)	1,455	61,902

Miller Industries, Inc.	8,298	133,183

Mitsubishi Electric Corp. (Japan)	35,000	281,457

NACCO Industries, Inc. Class A	1,234	65,846

Northrop Grumman Corp.	28,440	1,995,066

Raytheon Co.	36,798	2,163,354

Republic Services, Inc.	670	22,110

Rexam PLC (United Kingdom)	5,832	46,744

Roper Industries, Inc.	210	26,735

Safran SA (France)	7,897	352,222

Schindler Holding AG (Switzerland) †	2,862	419,366

Shanghai Prime Machinery Co., Ltd. (China)	682,000	90,550

Singapore Technologies Engineering, Ltd. (Singapore)	50,000	174,138

Societe BIC SA (France)	280	32,514

Standard Motor Products, Inc.	11,800	327,096

Standex International Corp.	3,490	192,718

Staples, Inc.	91,008	1,222,237

Stericycle, Inc. †	190	20,174

Stoneridge, Inc. †	18,573	141,712

Sturm Ruger & Co., Inc.	917	46,519

Terex Corp. †	17,700	609,234

Tetra Tech, Inc. †	4,612	140,620

TriMas Corp. †	14,034	455,684

Valmont Industries, Inc.	2,428	381,852

Vinci SA (France)	10,802	486,637

WABCO Holdings, Inc. †	10,000	705,900

Waste Connections, Inc.	370	13,313

Zardoya Otis SA (Spain)	2,510	33,558

		39,518,135
Communication services (2.2%)
American Tower Corp. Class A R	350	26,922

Arris Group, Inc. †	6,256	107,416

Aruba Networks, Inc. †	6,839	169,197

AT&T, Inc.	69,782	2,560,302

BCE, Inc. (Canada)	4,599	214,863

Belgacom SA (Belgium)	1,120	27,845

British Sky Broadcasting Group PLC (United Kingdom)	1,070	14,356

BroadSoft, Inc. †	1,503	39,784

BT Group PLC (United Kingdom)	84,149	355,451

Dynamic Asset Allocation Balanced Fund	21

COMMON STOCKS (45.9%)* cont.	Shares	Value

Communication services cont.
CalAmp Corp. †	13,140	$144,146

Comcast Corp. Class A	172,067	7,228,535

Deutsche Telekom AG (Germany)	26,654	281,737

DISH Network Corp. Class A	27,800	1,053,620

EchoStar Corp. Class A †	27,335	1,065,245

Eutelsat Communications SA (France)	850	29,969

France Telecom SA (France)	26,089	263,859

HSN, Inc.	1,980	108,623

IAC/InterActiveCorp.	29,185	1,303,986

InterDigital, Inc.	1,740	83,224

InterXion Holding NV (Netherlands) †	10,889	263,732

Jazztel PLC (Spain) †	13,835	105,342

Kabel Deutschland Holding AG (Germany)	1,428	131,758

Loral Space & Communications, Inc.	3,472	214,847

MetroPCS Communications, Inc. †	55,900	609,310

NeuStar, Inc. Class A †	5,232	243,445

NICE Systems, Ltd. (Israel) †	280	10,292

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	1,800	78,494

NTT DoCoMo, Inc. (Japan)	277	418,141

SES GDR (France)	1,390	43,564

Shaw Communications, Inc. Class B (Canada)	810	20,062

StarHub, Ltd. (Singapore)	5,000	17,554

Swisscom AG (Switzerland)	60	27,759

TalkTalk Telecom Group PLC (United Kingdom)	30,870	127,770

TDC A/S (Denmark)	16,877	129,674

Tele2 AB Class B (Sweden)	15,873	276,220

Telecom Italia SpA (Italy)	102,480	72,382

Telefonica SA (Spain)	24,049	323,378

Telenor ASA (Norway)	14,708	321,570

Telstra Corp., Ltd. (Australia)	88,486	415,986

Turkcell Iletisim Hizmetleri AS (Turkey) †	19,169	128,726

tw telecom, inc. †	25,900	652,421

USA Mobility, Inc.	9,701	128,732

Verizon Communications, Inc.	165,450	8,131,868

Virgin Media, Inc. (United Kingdom)	2,700	132,219

Vodafone Group PLC (United Kingdom)	388,849	1,102,501

Windstream Corp.	800	6,360

Ziggo NV (Netherlands)	3,090	108,668

		29,321,855
Conglomerates (0.9%)
AMETEK, Inc.	30,608	1,327,163

Danaher Corp.	58,658	3,645,595

General Electric Co.	144,409	3,338,736

Keisei Electric Railway Co., Ltd. (Japan)	1,000	10,655

Marubeni Corp. (Japan)	22,000	164,296

Mitsui & Co., Ltd. (Japan)	34,300	478,418

Siemens AG (Germany)	10,781	1,161,264

Tyco International, Ltd.	62,499	1,999,968

		12,126,095

22 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.9%)* cont.	Shares	Value

Consumer cyclicals (5.3%)
ABC-Mart, Inc. (Japan)	200	$7,617

ADT Corp. (The)	28,599	1,399,635

Advance Auto Parts, Inc.	11,217	927,085

Amazon.com, Inc. †	260	69,287

American Eagle Outfitters, Inc.	30,800	575,960

ANN, Inc. †	4,732	137,323

AutoZone, Inc. †	40	15,871

Axel Springer AG (Germany)	450	19,500

Babcock International Group PLC (United Kingdom)	19,644	324,747

Bayerische Motoren Werke (BMW) AG (Germany)	7,768	670,234

Bed Bath & Beyond, Inc. † S	27,402	1,765,237

Belo Corp. Class A	58,234	572,440

Big Lots, Inc. †	21,628	762,820

Bridgestone Corp. (Japan)	7,600	255,930

Brunswick Corp.	3,001	102,694

Buckle, Inc. (The)	2,901	135,332

Bureau Veritas SA (France)	3,101	385,974

Cabela’s, Inc. †	2,008	122,046

Carmike Cinemas, Inc. †	9,156	165,907

Cash America International, Inc.	1,744	91,508

Chico’s FAS, Inc.	29,700	498,960

Cie Financiere Richemont SA (Switzerland)	7,733	606,877

Cie Generale des Etablissements Michelin (France)	4,157	347,695

Cintas Corp.	340	15,004

Coach, Inc.	32,549	1,627,125

Compass Group PLC (United Kingdom)	63,758	814,252

Cooper Tire & Rubber Co.	19,174	492,005

Corporate Executive Board Co. (The)	2,139	124,404

Crocs, Inc. †	7,271	107,756

Daihatsu Motor Co., Ltd. (Japan)	14,000	290,306

Daimler AG (Registered Shares) (Germany)	5,593	304,305

Deckers Outdoor Corp. †	1,841	102,525

Deluxe Corp.	12,079	500,071

Demand Media, Inc. †	6,246	53,903

Destination Maternity Corp.	13,703	320,650

Dillards, Inc. Class A	5,373	422,049

Discovery Communications, Inc. Class A †	350	27,559

Dollar General Corp. †	190	9,610

Dollar Tree, Inc. †	320	15,498

Dun & Bradstreet Corp. (The)	150	12,548

Ecolab, Inc.	370	29,667

Elders, Ltd. (Australia) †	35,584	4,462

Equifax, Inc.	340	19,581

Expedia, Inc.	13,400	804,134

Experian Group, Ltd. (United Kingdom)	17,332	300,220

Foot Locker, Inc.	22,890	783,754

Francesca’s Holdings Corp. † S	4,886	140,033

Fuji Heavy Industries, Ltd. (Japan)	25,000	388,007

Dynamic Asset Allocation Balanced Fund	23

COMMON STOCKS (45.9%)* cont.	Shares	Value

Consumer cyclicals cont.
G&K Services, Inc. Class A	3,809	$173,348

GameStop Corp. Class A	6,474	181,078

Gannett Co., Inc.	38,503	842,061

Gap, Inc. (The)	38,300	1,355,820

Geberit International AG (Switzerland)	130	32,004

Genesco, Inc. †	4,702	282,543

Global Cash Access Holdings, Inc. †	16,739	118,010

Global Mediacom Tbk PT (Indonesia)	750,500	180,090

Green Dot Corp. Class A †	6,981	116,653

Harbinger Group, Inc. †	15,292	126,312

Hino Motors, Ltd. (Japan)	28,000	300,420

HMS Holdings Corp. †	4,575	124,211

Home Depot, Inc. (The)	101,540	7,085,461

Indofood Agri Resources, Ltd. (Singapore)	6,000	5,981

Isuzu Motors, Ltd. (Japan)	100,000	589,579

ITV PLC (United Kingdom)	163,207	320,892

Jarden Corp. †	19,050	816,293

KAR Auction Services, Inc.	10,031	200,921

Kimberly-Clark Corp.	640	62,707

Kingfisher PLC (United Kingdom)	5,959	26,059

Kohl’s Corp.	320	14,762

La-Z-Boy, Inc.	22,052	416,121

Lear Corp.	15,845	869,415

Lowe’s Cos., Inc.	109,612	4,156,487

LS Corp. (South Korea)	551	43,680

Lumber Liquidators Holdings, Inc. †	1,287	90,373

Macy’s, Inc.	46,515	1,946,188

Marcus Corp.	15,411	192,483

Maruti Suzuki India, Ltd. (India)	5,036	118,871

Matahari Department Store Tbk PT (Indonesia) †	44,500	50,373

MAXIMUS, Inc.	1,469	117,476

McGraw-Hill Cos., Inc. (The)	32,114	1,672,497

MGM China Holdings, Ltd. (Hong Kong)	176,800	378,579

Mitsubishi Motors Corp. (Japan) †	256,000	266,511

Moody’s Corp.	480	25,594

MSC Industrial Direct Co., Inc. Class A	150	12,867

Namco Bandai Holdings, Inc. (Japan)	16,400	290,073

Navistar International Corp. †	5,525	190,999

Next PLC (United Kingdom)	10,319	684,554

Nintendo Co., Ltd. (Japan)	1,000	107,399

Nissan Motor Co., Ltd. (Japan)	65,800	632,591

Nitori Holdings Co., Ltd. (Japan)	150	11,473

O’Reilly Automotive, Inc. †	14,912	1,529,226

Omnicom Group, Inc.	340	20,026

OPAP SA (Greece)	23,219	183,342

Oriental Land Co., Ltd. (Japan)	200	32,549

Pearson PLC (United Kingdom)	750	13,493

PetSmart, Inc.	14,826	920,695

24 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.9%)* cont.	Shares	Value

Consumer cyclicals cont.
Pier 1 Imports, Inc.	4,061	$93,403

PPR SA (France)	930	204,330

Prada SpA (Italy)	9,800	100,308

Priceline.com, Inc. †	4,872	3,351,595

PulteGroup, Inc. †	51,200	1,036,288

Randstad Holding NV (Netherlands)	3,104	127,085

Reed Elsevier NV (Netherlands)	2,240	38,376

Rinnai Corp. (Japan)	200	14,384

Ross Stores, Inc.	300	18,186

Ryland Group, Inc. (The)	9,720	404,546

Sankyo Co., Ltd. (Japan)	300	14,198

Scania AB Class B (Sweden)	15,762	329,678

Scotts Miracle-Gro Co. (The) Class A	130	5,621

Scripps Networks Interactive Class A	170	10,938

Secom Co., Ltd. (Japan)	500	25,761

Select Comfort Corp. †	5,673	112,155

Serco Group PLC (United Kingdom)	1,760	16,767

Shimamura Co., Ltd. (Japan)	100	11,813

Sinclair Broadcast Group, Inc. Class A	24,184	489,484

Singapore Press Holdings, Ltd. (Singapore)	7,000	25,317

Six Flags Entertainment Corp.	1,072	77,699

SJM Holdings, Ltd. (Hong Kong)	183,000	458,152

Sodexho (France)	460	42,868

Sonic Automotive, Inc. Class A	35,778	792,840

Suzuki Motor Corp. (Japan)	19,700	441,777

Swatch Group AG (The) (Switzerland)	545	316,907

Swire Pacific, Ltd. Class A (Hong Kong)	2,000	25,508

Target Corp.	590	40,386

Tempur-Pedic International, Inc. †	6,119	303,686

Tile Shop Holdings, Inc. †	6,299	132,342

TJX Cos., Inc. (The)	71,700	3,351,975

Tom Tailor Holding AG (Germany)	3,228	72,660

Total Systems Services, Inc.	59,100	1,464,498

Towers Watson & Co. Class A	170	11,784

Town Sports International Holdings, Inc.	14,999	141,891

Toyota Motor Corp. (Japan)	2,600	134,233

Trump Entertainment Resorts, Inc. †	180	720

TUI Travel PLC (United Kingdom)	32,841	162,475

Tupperware Brands Corp.	120	9,809

URS Corp.	11,753	557,210

USS Co. Ltd. (Japan)	150	17,608

Valeo SA (France)	2,722	147,296

ValueClick, Inc. †	9,631	284,596

Verisk Analytics, Inc. Class A †	330	20,338

Viacom, Inc. Class B	530	32,632

VOXX International Corp. †	22,840	244,616

Wal-Mart Stores, Inc.	94,154	7,045,544

WPP PLC (United Kingdom)	31,384	500,230

Dynamic Asset Allocation Balanced Fund	25

COMMON STOCKS (45.9%)* cont.	Shares	Value

Consumer cyclicals cont.
Wyndham Worldwide Corp.	19,685	$1,269,289

Wynn Resorts, Ltd.	10,397	1,301,289

		71,432,338
Consumer staples (4.3%)
AFC Enterprises †	19,677	714,865

Ajinomoto Co., Inc. (Japan)	26,000	390,822

Altria Group, Inc.	2,320	79,785

Anheuser-Busch InBev NV (Belgium)	8,004	792,580

Associated British Foods PLC (United Kingdom)	25,469	735,665

Avis Budget Group, Inc. †	27,358	761,373

Barrett Business Services, Inc.	3,486	183,573

Barry Callebaut AG (Switzerland)	10	9,644

Beacon Roofing Supply, Inc. †	7,786	301,007

Benesse Holdings, Inc. (Japan)	300	12,891

BRF — Brasil Foods SA ADR (Brazil)	1,989	43,977

Bright Horizons Family Solutions, Inc. †	4,831	163,239

Brinker International, Inc.	10,351	389,715

British American Tobacco (BAT) PLC (United Kingdom)	16,840	902,472

Bunge, Ltd.	805	59,433

Calbee, Inc. (Japan)	4,200	340,426

Capita PLC (United Kingdom)	1,850	25,271

Carrefour SA (France)	11,498	314,745

Chaoda Modern Agriculture Holdings, Ltd. (China) † F	58,000	3,736

Chiquita Brands International, Inc. †	700	5,432

Church & Dwight Co., Inc.	460	29,730

Coca-Cola Co. (The)	26,686	1,079,182

Cola-Cola Amatil, Ltd. (Australia)	8,638	131,348

ConAgra Foods, Inc.	1,070	38,317

Constellation Brands, Inc. Class A †	17,100	814,644

Core-Mark Holding Co., Inc.	3,666	188,102

CVS Caremark Corp.	79,946	4,396,231

DeNA Co., Ltd. (Japan)	5,600	151,994

Diageo PLC (United Kingdom)	10,894	343,472

Distribuidora Internacional de Alimentacion SA (Spain)	43,300	299,500

Domino’s Pizza, Inc.	1,960	100,822

Dr. Pepper Snapple Group, Inc.	650	30,518

Fiesta Restaurant Group, Inc. †	3,461	91,959

Fomento Economico Mexicano SAB de CV ADR (Mexico)	1,800	204,300

General Mills, Inc.	47,500	2,342,225

Geo Group, Inc. (The)	9,776	367,773

Glanbia PLC (Ireland)	2,493	29,595

Grand Canyon Education, Inc. †	6,149	156,123

Hain Celestial Group, Inc. (The) †	2,504	152,944

Heineken Holding NV (Netherlands)	7,309	468,359

Henkel AG & Co. KGaA (Preference) (Germany)	2,013	193,760

Imperial Tobacco Group PLC (United Kingdom)	1,344	46,949

Ingredion, Inc.	830	60,026

IOI Corp. Bhd (Malaysia)	21,500	32,495

26 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.9%)* cont.	Shares	Value

Consumer staples cont.
ITOCHU Corp. (Japan)	18,900	$227,077

Japan Tobacco, Inc. (Japan)	32,000	1,019,812

JM Smucker Co. (The)	10,500	1,041,180

Kao Corp. (Japan)	13,600	444,978

Kerry Group PLC Class A (Ireland)	7,180	427,833

Koninklijke Ahold NV (Netherlands)	25,156	385,504

Kraft Foods Group, Inc.	43,100	2,220,943

Kroger Co. (The)	1,330	44,076

Kuala Lumpur Kepong Bhd (Malaysia)	5,100	34,456

Lawson, Inc. (Japan)	1,500	115,526

Liberty Interactive Corp. Class A †	69,800	1,492,324

Lindt & Spruengli AG (Switzerland)	4	15,392

Lorillard, Inc.	33,146	1,337,441

Magnit OJSC (Russia)	892	170,435

Maple Leaf Foods, Inc. (Canada)	1,612	21,803

McDonald’s Corp.	660	65,795

Molson Coors Brewing Co. Class B	14,008	685,411

Nestle SA (Switzerland)	26,072	1,885,434

Nissin Food Products Co., Ltd. (Japan)	300	13,975

Olam International, Ltd. (Singapore)	10,000	13,901

On Assignment, Inc. †	8,097	204,935

OpenTable, Inc. †	1,772	111,601

Panera Bread Co. Class A †	60	9,914

Papa John’s International, Inc. †	3,255	201,224

Pernod-Ricard SA (France)	2,997	373,452

Philip Morris International, Inc.	90,575	8,397,208

Pinnacle Foods, Inc. †	7,174	159,335

Prestige Brands Holdings, Inc. †	9,109	234,010

Procter & Gamble Co. (The)	126,461	9,745,085

PT Perusahaan Perkebunan London Sumatra Indonesia
Tbk (Indonesia)	77,000	15,319

Reckitt Benckiser Group PLC (United Kingdom)	9,781	701,177

Reynolds American, Inc.	760	33,812

Robert Half International, Inc.	20,727	777,884

SABMiller PLC (United Kingdom)	12,963	682,291

Shoppers Drug Mart Corp. (Canada)	350	14,977

Smithfield Foods, Inc. †	907	24,017

Spartan Stores, Inc.	6,906	121,200

Starbucks Corp.	660	37,594

Suedzucker AG (Germany)	8,740	369,151

Swatch Group AG (The) (Switzerland)	3,121	316,769

Tate & Lyle PLC (United Kingdom)	2,830	36,550

Tesco PLC (United Kingdom)	25,242	146,339

Toyota Tsusho Corp. (Japan)	21,000	544,102

TrueBlue, Inc. †	28,521	602,934

Tyson Foods, Inc. Class A	1,587	39,389

Unilever NV ADR (Netherlands)	2,260	92,573

Unilever PLC (United Kingdom)	7,965	336,931

Dynamic Asset Allocation Balanced Fund	27

COMMON STOCKS (45.9%)* cont.	Shares	Value

Consumer staples cont.
United Natural Foods, Inc. †	2,249	$110,651

USANA Health Sciences, Inc. †	1,681	81,243

W.W. Grainger, Inc.	110	24,748

Walgreen Co.	60,896	2,903,521

Wilmar International, Ltd. (Singapore)	11,000	30,688

WM Morrison Supermarkets PLC (United Kingdom)	27,613	115,884

Wolseley PLC (United Kingdom)	4,040	200,916

Woolworths, Ltd. (Australia)	15,874	560,285

Yum! Brands, Inc.	430	30,934

		58,032,958
Energy (4.1%)
Alpha Natural Resources, Inc. †	33,600	275,856

BG Group PLC (United Kingdom)	22,130	379,631

BP PLC (United Kingdom)	105,850	739,674

Cabot Oil & Gas Corp.	21,400	1,446,854

Caltex Australia, Ltd. (Australia)	21,373	477,414

Canadian Natural Resources, Ltd. (Canada)	6,800	218,020

Chevron Corp.	25,711	3,054,981

ConocoPhillips	92,086	5,534,369

Crescent Point Energy Corp. (Canada)	480	18,121

CVR Energy, Inc. (Escrow) F	10,772	—

Deepocean Group (Shell) (acquired 6/9/11, cost $122,268)
(Norway) †∆∆	8,417	126,255

Delek US Holdings, Inc.	5,801	228,907

ENI SpA (Italy)	40,076	900,542

EPL Oil & Gas, Inc. †	11,675	313,007

Exxon Mobil Corp.	91,589	8,253,085

Ezion Holdings, Ltd. (Singapore)	92,000	161,409

FMC Technologies, Inc. †	490	26,651

Gulfport Energy Corp. †	2,700	123,741

Halliburton Co.	5,200	210,132

Helix Energy Solutions Group, Inc. †	22,471	514,136

Helmerich & Payne, Inc.	11,766	714,196

HollyFrontier Corp.	22,308	1,147,747

Husky Energy, Inc. (Canada)	610	17,510

Imperial Oil, Ltd. (Canada)	460	18,801

Key Energy Services, Inc. †	32,379	261,622

Kodiak Oil & Gas Corp. †	17,475	158,848

Marathon Oil Corp.	1,030	34,732

Marathon Petroleum Corp.	30,787	2,758,515

Murphy Oil Corp.	400	25,492

Occidental Petroleum Corp.	60,250	4,721,793

Oceaneering International, Inc.	12,713	844,270

Oil States International, Inc. †	7,200	587,304

ONEOK, Inc.	24,900	1,186,983

Peabody Energy Corp.	30,781	651,018

Pembina Pipeline Corp. (Canada)	530	16,748

Petrofac, Ltd. (United Kingdom)	4,832	105,211

28 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.9%)* cont.	Shares	Value

Energy cont.
Phillips 66	51,853	$3,628,154

Repsol YPF SA (Spain)	12,335	250,614

Rosetta Resources, Inc. †	3,333	158,584

Royal Dutch Shell PLC Class A (United Kingdom)	29,599	957,501

Royal Dutch Shell PLC Class A (United Kingdom)	23,208	749,382

Royal Dutch Shell PLC Class B (United Kingdom)	20,220	671,304

Schlumberger, Ltd.	86,876	6,506,144

Spectra Energy Corp.	1,010	31,058

Statoil ASA (Norway)	18,051	436,383

Stone Energy Corp. †	7,841	170,542

Suncor Energy, Inc. (Canada)	12,932	387,508

Swift Energy Co. †	10,173	150,662

Tesoro Corp.	23,015	1,347,528

Total SA (France)	11,151	533,949

TransCanada Corp. (Canada)	790	37,717

Tullow Oil PLC (United Kingdom)	9,185	171,800

Unit Corp. †	3,846	175,185

Vaalco Energy, Inc. †	41,280	313,315

Valero Energy Corp.	51,407	2,338,504

W&T Offshore, Inc.	7,327	104,043

Western Refining, Inc.	9,528	337,386

		55,710,838
Financials (8.2%)
3i Group PLC (United Kingdom)	56,402	270,812

ACE, Ltd.	3,859	343,335

Admiral Group PLC (United Kingdom)	5,982	121,070

AG Mortgage Investment Trust, Inc. R	3,880	98,824

Ageas (Belgium)	11,215	379,310

Agree Realty Corp. R	6,979	210,068

AIA Group, Ltd. (Hong Kong)	197,400	865,236

Alleghany Corp. †	3,400	1,346,128

Allianz SE (Germany)	7,203	978,255

Allied World Assurance Co. Holdings AG	13,224	1,226,129

American Capital Agency Corp. R	30,200	989,956

American Capital Mortgage Investment Corp. R	6,888	178,055

American Equity Investment Life Holding Co.	15,463	230,244

American Express Co.	1,180	79,603

American Financial Group, Inc.	18,980	899,272

American International Group, Inc. †	94,900	3,684,018

Amtrust Financial Services, Inc.	4,035	139,813

Aon PLC	50,084	3,080,166

Apollo Commercial Real Estate Finance, Inc. R	7,729	135,953

Apollo Residential Mortgage, Inc.	7,223	161,001

Arch Capital Group, Ltd. †	740	38,902

Arlington Asset Investment Corp. Class A	4,492	115,939

ARMOUR Residential REIT, Inc. R	20,686	135,080

Ascendas Real Estate Investment Trust (Singapore) R	9,000	18,896

Ashford Hospitality Trust, Inc. R	24,113	298,037

Dynamic Asset Allocation Balanced Fund 29

COMMON STOCKS (45.9%)* cont.	Shares	Value

Financials cont.
Ashmore Group PLC (United Kingdom)	28,240	$150,182

Associated Banc-Corp.	38,600	586,334

Australia & New Zealand Banking Group, Ltd. (Australia)	24,376	726,862

AvalonBay Communities, Inc. R	8,099	1,025,900

AXA SA (France)	36,761	631,908

Axis Capital Holdings, Ltd.	23,300	969,746

Baloise Holding AG (Switzerland)	320	29,967

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	50,311	436,154

Banco Latinoamericano de Exportaciones SA Class E (Panama)	15,447	382,159

Banco Santander Central Hispano SA (Spain)	56,362	378,722

Bank Hapoalim BM (Israel) †	4,830	21,883

Bank Leumi Le-Israel BM (Israel) †	6,150	21,675

Bank of Hawaii Corp.	240	12,194

Bank of Ireland (Ireland) †	471,221	93,021

Bank of Kentucky Financial Corp.	2,480	68,026

Bank of Yokohama, Ltd. (The) (Japan)	72,000	416,848

Barclays PLC (United Kingdom)	324,166	1,434,071

Berkshire Hathaway, Inc. Class B †	14,540	1,515,068

BOC Hong Kong Holdings, Ltd. (Hong Kong)	10,500	35,052

BofI Holding, Inc. †	11,270	404,368

British Land Company PLC (United Kingdom) R	23,280	192,251

CapitaMall Trust (Singapore) R	12,000	20,250

Cardinal Financial Corp.	12,902	234,558

CBL & Associates Properties, Inc. R	25,174	594,106

Chiba Bank, Ltd. (The) (Japan)	5,000	35,853

Chimera Investment Corp. R	159,241	507,979

China Construction Bank Corp. (China)	93,000	76,169

Chubb Corp. (The)	400	35,012

CIT Group, Inc. †	34,950	1,519,626

Citigroup, Inc.	2,800	123,872

Citizens & Northern Corp.	8,315	162,143

Citizens Republic Bancorp, Inc. †	7,317	164,998

City National Corp.	10,861	639,822

CNO Financial Group, Inc.	16,459	188,456

Commerce Bancshares, Inc.	336	13,719

Commonwealth Bank of Australia (Australia)	15,880	1,128,735

CoreLogic, Inc. †	44,000	1,137,840

Credicorp, Ltd. (Peru)	300	49,815

Credit Acceptance Corp. †	2,290	279,701

Credit Agricole SA (France) †	38,522	317,312

Credit Suisse Group (Switzerland)	8,325	218,451

CYS Investments, Inc. R	12,555	147,396

DBS Group Holdings, Ltd. (Singapore)	24,000	310,481

Deutsche Bank AG (Germany)	12,058	470,111

Dexus Property Group (Australia)	434,388	472,962

Digital Realty Trust, Inc. R	130	8,698

Discover Financial Services	55,300	2,479,652

Dynex Capital, Inc. R	18,253	194,942

30 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.9%)* cont.	Shares	Value

Financials cont.
E*Trade Financial Corp. †	8,983	$96,208

Eagle Bancorp, Inc. †	6,345	138,892

East West Bancorp, Inc.	10,593	271,922

Eaton Vance Corp.	24,080	1,007,266

EPR Properties R	2,595	135,070

Equity Residential Trust R	290	15,967

Essex Property Trust, Inc. R	50	7,529

Everest Re Group, Ltd.	280	36,361

Fairfax Financial Holdings, Ltd. (Canada)	140	54,666

Federal Realty Investment Trust R	6,290	679,572

Fidelity National Financial, Inc. Class A	43,829	1,105,806

Fifth Third Bancorp	144,300	2,353,533

Financial Institutions, Inc.	8,562	170,898

First Community Bancshares Inc.	8,050	127,593

First Industrial Realty Trust † R	7,874	134,882

Flushing Financial Corp.	8,460	143,312

Genworth Financial, Inc. Class A †	184,209	1,842,090

Gjensidige Forsikring ASA (Norway)	2,920	48,169

Glimcher Realty Trust R	15,052	174,603

Goldman Sachs Group, Inc. (The)	39,154	5,761,511

GPT Group (Australia) R	8,910	34,508

Grupo Financiero Banorte SAB de CV (Mexico)	28,300	226,855

Hang Seng Bank, Ltd. (Hong Kong)	25,500	409,644

Hanmi Financial Corp. †	16,673	266,768

Hannover Rueckversicherung AG (Germany)	730	57,259

Hatteras Financial Corp. R	11,500	315,445

Health Care REIT, Inc. R	21,100	1,432,901

Heartland Financial USA, Inc.	5,752	145,353

Heritage Financial Group, Inc.	7,699	111,482

HFF, Inc. Class A	22,587	450,159

Hongkong Land Holdings, Ltd. (Hong Kong)	16,000	118,685

Housing Development Finance Corp., Ltd. (HDFC) (India) †	14,476	220,499

HSBC Holdings, PLC (United Kingdom)	140,873	1,503,697

ING Groep NV GDR (Netherlands) †	61,771	438,426

Insurance Australia Group, Ltd. (Australia)	108,953	649,498

Intact Financial Corp. (Canada)	2,880	176,483

Invesco Mortgage Capital, Inc. R	6,418	137,281

Investor AB Class B (Sweden)	10,780	311,330

Investors Real Estate Trust R	17,750	175,193

iStar Financial, Inc. † R	15,007	163,426

Japan Retail Fund Investment Corp. (Japan) R	20	49,333

Jones Lang LaSalle, Inc.	1,205	119,789

Joyo Bank, Ltd. (The) (Japan)	59,000	330,302

JPMorgan Chase & Co.	195,107	9,259,778

Julius Baer Group, Ltd. (Switzerland)	920	35,771

KKR & Co. LP	9,800	189,336

Lexington Realty Trust R	35,278	416,280

Lloyds Banking Group PLC (United Kingdom) †	93,358	69,068

Dynamic Asset Allocation Balanced Fund	31

COMMON STOCKS (45.9%)* cont.	Shares	Value

Financials cont.
LTC Properties, Inc. R	9,244	$376,508

M&T Bank Corp.	310	31,980

Maiden Holdings, Ltd. (Bermuda)	14,221	150,600

MainSource Financial Group, Inc.	12,762	179,178

MFA Financial, Inc. R	20,600	191,992

Mitsubishi Estate Co., Ltd. (Japan)	17,000	468,816

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	91,600	542,973

Mizrahi Tefahot Bank, Ltd. (Israel) †	1,510	16,107

Muenchener Rueckversicherungs AG (Germany)	2,057	384,704

Nasdaq OMX Group, Inc. (The)	29,703	959,407

National Financial Partners Corp. †	6,942	155,709

National Health Investors, Inc. R	5,196	340,078

Nationstar Mortgage Holdings, Inc. †	9,080	335,052

Nelnet, Inc. Class A	7,788	263,234

Northern Trust Corp.	28,467	1,553,160

Ocwen Financial Corp. †	4,522	171,474

One Liberty Properties, Inc. R	8,458	183,708

Oriental Financial Group (Puerto Rico)	7,728	119,861

ORIX Corp. (Japan)	61,200	774,305

Oversea-Chinese Banking Corp., Ltd. (Singapore)	5,000	43,018

Pacific Premier Bancorp, Inc. †	8,000	105,200

PartnerRe, Ltd.	13,026	1,212,851

People’s United Financial, Inc.	1,300	17,472

Peoples Bancorp, Inc.	7,741	173,321

Persimmon PLC (United Kingdom)	11,306	183,642

PHH Corp. †	6,843	150,272

PNC Financial Services Group, Inc.	50,582	3,363,703

Popular, Inc. (Puerto Rico) †	31,290	863,917

Portfolio Recovery Associates, Inc. †	2,878	365,276

Protective Life Corp.	26,125	935,275

Prudential PLC (United Kingdom)	74,777	1,210,052

PS Business Parks, Inc. R	5,672	447,634

Public Storage R	11,280	1,718,170

Rayonier, Inc. R	190	11,337

Realogy Holdings Corp. †	881	43,028

Realty Income Corp. R	200	9,070

Regus PLC (United Kingdom)	92,620	223,341

RenaissanceRe Holdings, Ltd.	320	29,437

Republic Bancorp, Inc. Class A	5,117	115,849

Resona Holdings, Inc. (Japan)	116,100	601,868

RioCan Real Estate Investment Trust (Canada) R	1,680	45,975

RSA Insurance Group PLC (United Kingdom)	37,870	66,978

Samsung Card Co., Ltd. (South Korea)	2,370	84,247

Sberbank of Russia ADR (Russia)	33,317	427,124

SCOR SE (France)	6,353	182,417

Security National Financial Corp. Class A †	9,610	69,000

Select Income REIT R	13,557	358,583

Shizuoka Bank, Ltd. (The) (Japan)	3,000	33,781

32 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.9%)* cont.	Shares	Value

Financials cont.
Shopping Centres Australasia Property Group (Australia) † R	75,765	$130,647

Simon Property Group, Inc. R	20,944	3,320,881

Societe Generale SA (France) †	5,291	173,830

St. Joe Co. (The) †	27,933	593,576

Standard Chartered PLC (United Kingdom)	11,053	286,094

Standard Life PLC (United Kingdom)	57,998	321,921

Starwood Property Trust, Inc. R	4,983	138,328

State Street Corp.	49,300	2,913,137

Stewart Information Services Corp.	4,019	102,364

Sumitomo Mitsui Financial Group, Inc. (Japan)	16,300	653,662

Summit Hotel Properties, Inc. R	22,338	233,879

Sun Communities, Inc. R	3,771	186,023

Sun Hung Kai Properties, Ltd. (Hong Kong)	13,000	175,474

Surya Semesta Internusa Tbk PT (Indonesia)	1,174,500	195,988

Swedbank AB Class A (Sweden)	28,724	653,244

Symetra Financial Corp.	14,303	191,803

Synovus Financial Corp.	194,000	537,380

Tanger Factory Outlet Centers R	10,400	376,272

Tokio Marine Holdings, Inc. (Japan)	7,400	208,318

Tokyu Land Corp. (Japan)	95,000	885,059

Toronto-Dominion Bank (Canada)	13,622	1,134,304

UBS AG (Switzerland)	39,014	597,971

Unibail-Rodamco SE (France) R	190	44,253

UniCredit SpA (Italy) †	49,803	212,587

Universal Health Realty Income Trust R	2,159	124,596

Validus Holdings, Ltd.	23,346	872,440

Virtus Investment Partners, Inc. †	1,307	243,468

Visa, Inc. Class A	1,100	186,824

Vornado Realty Trust R	15,400	1,288,056

W.R. Berkley Corp.	700	31,059

WageWorks, Inc. †	5,501	137,690

Walker & Dunlop, Inc. †	9,291	166,959

Walter Investment Management Corp. †	11,238	418,616

Washington Banking Co.	9,742	135,803

Wells Fargo & Co.	42,044	1,555,208

Westfield Group (Australia)	26,143	295,919

Westfield Retail Trust (Australia) R	18,187	57,293

Westpac Banking Corp. (Australia)	14,057	452,148

Wheelock and Co., Ltd. (Hong Kong)	92,000	490,457

World Acceptance Corp. †	1,846	158,516

Zurich Insurance Group AG (Switzerland)	180	50,096

		110,432,378
Health care (5.7%)
Abbott Laboratories	990	34,967

AbbVie, Inc.	990	40,372

Accuray, Inc. †	24,470	113,541

Aetna, Inc.	490	25,049

Alere, Inc. †	15,940	406,948

Dynamic Asset Allocation Balanced Fund	33

COMMON STOCKS (45.9%)* cont.	Shares	Value

Health care cont.
Align Technology, Inc. †	3,745	$125,495

Amedisys, Inc. †	13,419	149,219

AmerisourceBergen Corp.	42,029	2,162,392

Amgen, Inc.	48,158	4,936,677

AmSurg Corp. †	5,863	197,231

Astellas Pharma, Inc. (Japan)	12,300	661,157

AstraZeneca PLC (United Kingdom)	11,939	598,553

athenahealth, Inc. †	1,814	176,031

Bayer AG (Germany)	12,988	1,339,719

Bio-Reference Labs, Inc. †	2,035	52,869

Biogen Idec, Inc. †	210	40,511

BioMarin Pharmaceuticals, Inc. †	2,633	163,931

Bristol-Myers Squibb Co.	109,330	4,503,303

C.R. Bard, Inc.	160	16,125

Cardinal Health, Inc.	490	20,394

Catamaran Corp. †	180	9,538

Celgene Corp. †	30,782	3,567,942

Centene Corp. †	1,712	75,396

CIGNA Corp.	44,700	2,787,939

Coloplast A/S Class B (Denmark)	9,494	510,741

Community Health Systems, Inc.	4,235	200,697

Computer Programs & Systems, Inc.	1,437	77,756

Conmed Corp.	11,805	402,078

Covidien PLC	3,637	246,734

CSL, Ltd. (Australia)	7,054	436,828

Cubist Pharmaceuticals, Inc. †	7,135	334,061

Cyberonics, Inc. †	1,768	82,760

Eisai Co., Ltd. (Japan)	400	17,847

Elan Corp. PLC ADR (Ireland) †	9,426	111,227

Eli Lilly & Co.	67,096	3,810,382

Endo Health Solutions, Inc. †	6,686	205,661

Forest Laboratories, Inc. †	360	13,694

Gentium SpA ADR (Italy) †	4,665	38,440

Gilead Sciences, Inc. †	97,834	4,787,018

GlaxoSmithKline PLC (United Kingdom)	45,344	1,059,995

Greatbatch, Inc. †	14,113	421,555

Grifols SA ADR (Spain) †	3,461	100,404

Haemonetics Corp. †	4,128	171,972

HCA Holdings, Inc.	31,518	1,280,576

Health Net, Inc. †	5,025	143,816

HealthSouth Corp. †	10,074	265,651

Hi-Tech Pharmacal Co., Inc.	2,568	85,026

Hill-Rom Holdings, Inc.	8,282	291,692

Humana, Inc.	240	16,586

Impax Laboratories, Inc. †	11,671	180,200

Insulet Corp. †	4,514	116,732

Jazz Pharmaceuticals PLC †	12,954	724,258

Johnson & Johnson	31,701	2,584,583

34 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.9%)* cont.	Shares	Value

Health care cont.
Lexicon Pharmaceuticals, Inc. †	23,896	$52,093

Magellan Health Services, Inc. †	2,053	97,661

McKesson Corp.	33,839	3,653,258

MedAssets, Inc. †	15,241	293,389

Medicines Co. (The) †	8,893	297,204

Merck & Co., Inc.	15,573	688,794

Merck KGaA (Germany)	1,505	227,065

Miraca Holdings, Inc. (Japan)	100	4,871

Novartis AG (Switzerland)	9,920	704,839

Novo Nordisk A/S Class B (Denmark)	5,257	854,113

Obagi Medical Products, Inc. †	20,947	413,703

Omega Healthcare Investors, Inc. R	14,234	432,144

Ono Pharmaceutical Co., Ltd. (Japan)	100	6,087

Orion OYJ Class B (Finland)	11,154	292,961

Otsuka Holdings Company, Ltd. (Japan)	17,600	616,986

PDL BioPharma, Inc.	20,312	148,481

Perrigo Co.	110	13,060

Pfizer, Inc.	347,786	10,037,104

Pharmacyclics, Inc. †	987	79,365

PharMerica Corp. †	10,353	144,942

Providence Service Corp. (The) †	19,188	354,786

Questcor Pharmaceuticals, Inc.	1,892	61,566

Roche Holding AG-Genusschein (Switzerland)	5,499	1,280,184

RTI Biologics, Inc. †	25,874	101,944

Salix Pharmaceuticals, Ltd. †	11,004	563,185

Sanofi (France)	17,794	1,808,089

Santarus, Inc. †	5,568	96,493

Shanghai Fosun Pharmaceutical Group Co., Ltd. (China) †	77,500	140,305

Shire PLC (United Kingdom)	6,647	202,400

Spectrum Pharmaceuticals, Inc. S	11,046	82,403

St. Jude Medical, Inc.	51,900	2,098,836

STAAR Surgical Co. †	33,983	191,324

Steris Corp.	3,846	160,032

Suzuken Co., Ltd. (Japan)	5,200	193,339

TearLab Corp. †	12,763	88,065

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	3,100	123,008

Trinity Biotech PLC ADR (Ireland)	6,738	113,737

Triple-S Management Corp. Class B (Puerto Rico) †	4,296	74,836

United Therapeutics Corp. †	9,228	561,708

UnitedHealth Group, Inc.	940	53,777

Ventas, Inc. R	23,170	1,696,044

ViroPharma, Inc. †	11,421	287,352

Warner Chilcott PLC Class A	47,509	643,747

WellCare Health Plans, Inc. †	7,878	456,609

WellPoint, Inc.	48,500	3,212,155

Zimmer Holdings, Inc.	28,500	2,143,770

		76,772,083

Dynamic Asset Allocation Balanced Fund	35

COMMON STOCKS (45.9%)* cont.	Shares	Value

Technology (7.8%)
Acacia Research Corp. †	2,402	$72,468

Accenture PLC Class A	68,200	5,181,154

Actuate Corp. †	43,234	259,404

Acxiom Corp. †	14,784	301,594

Altera Corp.	740	26,248

Amadeus IT Holding SA Class A (Spain)	5,259	142,072

Analog Devices, Inc.	690	32,078

Anixter International, Inc.	2,435	170,255

AOL, Inc. †	38,664	1,488,177

Apple, Inc.	76,460	33,843,490

ASML Holding NV (Netherlands)	4,722	317,596

ASML Holding NV ADR (Netherlands)	3,375	229,534

Aspen Technology, Inc. †	5,649	182,406

Avago Technologies, Ltd.	610	21,911

Avnet, Inc. †	20,000	724,000

BMC Software, Inc. †	39,119	1,812,383

Bottomline Technologies, Inc. †	7,039	200,682

Broadcom Corp. Class A	42,665	1,479,196

Brocade Communications Systems, Inc. †	121,472	700,893

Cap Gemini SA (France)	6,416	291,965

CGI Group, Inc. Class A (Canada) †	170	4,620

Cisco Systems, Inc.	280,098	5,856,849

Commvault Systems, Inc. †	3,352	274,797

Cornerstone OnDemand, Inc. †	3,453	117,747

CSG Systems International, Inc. †	3,199	67,787

Cypress Semiconductor Corp. †	40,300	444,509

Dassault Systemes SA (France)	150	17,340

EMC Corp. †	123,500	2,950,415

EnerSys †	9,193	419,017

Entegris, Inc. †	19,762	194,853

FEI Co.	3,691	238,254

First Solar, Inc. †	2,071	55,834

Gemalto NV (Netherlands)	4,953	432,050

GenMark Diagnostics, Inc. †	7,540	97,417

Google, Inc. Class A †	6,841	5,431,959

Hamamatsu Photonics K.K. (Japan)	500	20,131

Hon Hai Precision Industry Co., Ltd. (Taiwan)	51,000	142,072

Hoya Corp. (Japan)	1,700	31,640

IBM Corp.	14,328	3,056,162

Infoblox, Inc. †	6,911	149,969

InnerWorkings, Inc. †	10,677	161,650

Integrated Silicon Solutions, Inc. †	24,975	229,021

Intel Corp.	450	9,833

IntraLinks Holdings, Inc. †	29,936	190,393

Intuit, Inc.	460	30,199

Itochu Techno-Solutions Corp. (Japan)	200	10,028

Ixia †	5,384	116,510

KLA-Tencor Corp.	490	25,843

36 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.9%)* cont.	Shares	Value

Technology cont.
Konica Minolta Holdings, Inc. (Japan)	37,500	$274,074

L-3 Communications Holdings, Inc.	13,173	1,065,959

Lam Research Corp. †	21,624	896,531

Lexmark International, Inc. Class A	22,049	582,094

LivePerson, Inc. †	8,040	109,183

Manhattan Associates, Inc. †	3,704	275,170

Mantech International Corp. Class A	9,588	257,630

Marvell Technology Group, Ltd.	70,700	748,006

Maxim Integrated Products, Inc.	850	27,753

Mentor Graphics Corp. †	20,005	361,090

Microchip Technology, Inc.	620	22,791

Microsemi Corp. †	5,077	117,634

Microsoft Corp.	261,908	7,493,188

MicroStrategy, Inc. Class A †	1,371	138,581

MTS Systems Corp.	3,786	220,156

NEC Corp. (Japan) †	257,000	668,880

Netscout Systems, Inc. †	6,919	170,000

NIC, Inc.	8,120	155,579

Nomura Research Institute, Ltd. (Japan)	800	20,532

NTT Data Corp. (Japan)	59	196,489

NVIDIA Corp.	67,865	870,029

NXP Semiconductor NV †	5,000	151,300

Omnivision Technologies, Inc. †	11,655	160,606

Oracle Corp.	239,220	7,736,375

Oracle Corp. Japan (Japan)	6,700	303,203

Pegatron Corp. (Taiwan) †	103,000	159,137

Perficient, Inc. †	10,456	121,917

Photronics, Inc. †	20,880	139,478

Plantronics, Inc.	3,471	153,383

Polycom, Inc. †	21,887	242,508

Procera Networks, Inc. †	8,903	105,857

PTC, Inc. †	6,534	166,552

QLIK Technologies, Inc. †	5,092	131,526

Quantum Corp. †	99,443	127,287

RF Micro Devices, Inc. †	60,439	321,535

Riverbed Technology, Inc. †	29,500	439,845

Rockwell Automation, Inc.	17,100	1,476,585

Rovi Corp. †	17,448	373,562

Rudolph Technologies, Inc. †	16,053	189,104

Safeguard Scientifics, Inc. †	9,197	145,313

Sage Group PLC (The) (United Kingdom)	1,460	7,602

Samsung Electronics Co., Ltd. (South Korea)	121	166,068

SanDisk Corp. †	3,748	206,140

SAP AG (Germany)	9,905	793,546

Sartorius AG (Preference) (Germany)	931	99,649

SciQuest, Inc. †	3,560	85,582

Semtech Corp. †	7,439	263,266

Silicon Graphics International Corp. †	5,756	79,145

Dynamic Asset Allocation Balanced Fund	37

COMMON STOCKS (45.9%)* cont.	Shares	Value

Technology cont.
Silicon Image, Inc. †	33,225	$161,474

SK Hynix, Inc. (South Korea) †	15,540	401,559

Softbank Corp. (Japan)	11,800	544,027

Sourcefire, Inc. †	2,589	153,346

Sparton Corp. †	7,431	99,575

SS&C Technologies Holdings, Inc. †	6,527	195,679

Symantec Corp. †	120,265	2,968,140

Tangoe, Inc. †	5,367	66,497

Teradyne, Inc. †	43,149	699,877

Tyler Technologies, Inc. †	3,564	218,331

Ultimate Software Group, Inc. †	3,029	315,501

Ultra Clean Holdings, Inc. †	18,068	117,442

Western Digital Corp.	22,847	1,148,747

Xilinx, Inc.	690	26,337

Yandex NV Class A (Russia) †	4,500	104,040

Yokogawa Electric Corp. (Japan)	11,400	114,563

		104,606,960
Transportation (0.6%)
Aegean Marine Petroleum Network, Inc. (Greece)	31,168	209,137

Alaska Air Group, Inc. †	2,564	163,993

Canadian National Railway Co. (Canada)	300	30,152

Central Japan Railway Co. (Japan)	7,900	832,507

ComfortDelgro Corp., Ltd. (Singapore)	178,000	274,461

Con-way, Inc.	9,706	341,748

Copa Holdings SA Class A (Panama)	120	14,353

Delta Air Lines, Inc. †	109,131	1,801,753

Deutsche Lufthansa AG (Germany)	7,552	147,483

Deutsche Post AG (Germany)	17,331	399,328

Hankyu Hanshin Holdings, Inc. (Japan)	3,000	18,134

International Consolidated Airlines Group SA (Spain) †	74,707	287,290

J. B. Hunt Transport Services, Inc.	260	19,365

Japan Airlines Co., Ltd. (Japan) †	5,200	241,398

Jaypee Infratech, Ltd. (India) †	82,937	60,657

Koninklijke Vopak NV (Netherlands)	580	34,966

MTR Corp. (Hong Kong)	6,000	23,875

Nippon Express Co., Ltd. (Japan)	3,000	14,628

Quality Distribution, Inc. †	19,238	161,792

Ryanair Holdings PLC ADR (Ireland)	720	30,082

Singapore Airlines, Ltd. (Singapore)	2,000	17,549

SkyWest, Inc.	11,148	178,925

Southwest Airlines Co.	102,660	1,383,857

Swift Transportation Co. †	25,577	362,682

TAL International Group, Inc.	7,949	360,169

TAV Havalimanlari Holding AS (Turkey)	21,685	149,816

Tokyu Corp. (Japan)	3,000	22,595

United Parcel Service, Inc. Class B	780	67,002

Universal Truckload Services, Inc.	950	22,164

Wabtec Corp.	6,910	705,580

38 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.9%)* cont.	Shares	Value

Transportation cont.
West Japan Railway Co. (Japan)	400	$19,185

Yamato Transport Co., Ltd. (Japan)	1,100	20,333

		8,416,959
Utilities and power (1.4%)
AES Corp.	81,904	1,029,533

American Electric Power Co., Inc.	48,400	2,353,692

American Water Works Co., Inc.	22,000	911,680

Canadian Utilities, Ltd. (Canada)	80	6,340

Centrica PLC (United Kingdom)	63,029	352,144

Cheung Kong Infrastructure Holdings, Ltd. (Hong Kong)	1,000	6,861

Chubu Electric Power Co., Inc. (Japan)	7,500	91,863

Cia Energetica de Minas Gerais ADR (Brazil)	4,400	52,140

CMS Energy Corp.	33,066	923,864

DTE Energy Co.	19,762	1,350,535

Electric Power Development Co., Ltd. (Japan)	6,800	178,930

Enbridge, Inc. (Canada)	860	40,043

Enel SpA (Italy)	86,404	281,987

Energias de Portugal (EDP) SA (Portugal)	47,652	146,721

Entergy Corp.	20,545	1,299,266

Fortum OYJ (Finland)	1,390	28,009

GDF Suez (France)	15,573	299,833

ITC Holdings Corp.	150	13,389

Kansai Electric Power, Inc. (Japan)	51,700	509,668

Kinder Morgan, Inc.	47,080	1,821,054

National Grid PLC (United Kingdom)	3,390	39,405

OGE Energy Corp.	12,800	895,744

Origin Energy, Ltd. (Australia)	28,400	393,980

Osaka Gas Co., Ltd. (Japan)	3,000	13,194

PG&E Corp.	44,439	1,978,869

Pinnacle West Capital Corp.	290	16,788

Power Assets Holdings, Ltd. (Hong Kong)	1,500	14,193

PPL Corp.	60,500	1,894,255

Red Electrica Corporacion SA (Spain)	8,413	423,280

Snam SpA (Italy)	5,180	23,612

Terna SPA (Italy)	5,160	21,364

Toho Gas Co., Ltd. (Japan)	1,000	6,512

Tokyo Gas Co., Ltd. (Japan)	65,000	354,916

UGI Corp.	16,200	621,918

United Utilities Group PLC (United Kingdom)	40,339	434,261

Westar Energy, Inc.	370	12,277

		18,842,120

Total common stocks (cost $517,225,235)		$619,190,719

CORPORATE BONDS AND NOTES (18.4%)*	Principal amount	Value

Basic materials (1.5%)
Agrium, Inc. sr. unsec. notes 3.15s, 2022 (Canada)	$40,000	$38,656

Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)	85,000	92,659

Dynamic Asset Allocation Balanced Fund 39

CORPORATE BONDS AND NOTES (18.4%)* cont.	Principal amount	Value

Basic materials cont.
Airgas, Inc. sr. unsec. unsub. notes 3 1/4s, 2015	$620,000	$654,346

Allegheny Technologies, Inc. sr. unsec. unsub. notes
9 3/8s, 2019	135,000	173,795

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	90,000	100,618

ArcelorMittal sr. unsec. bonds 10.35s, 2019 (France)	760,000	961,984

ArcelorMittal sr. unsec. unsub. notes 7 1/2s, 2039 (France)	90,000	92,475

Ashland, Inc. 144A company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	342,000	347,985

Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022	185,000	187,313

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	460,000	504,850

Axiall Corp. 144A company guaranty sr. unsec. notes
4 7/8s, 2023	20,000	20,350

Boise Cascade LLC/Boise Cascade Finance Corp. 144A sr.
unsec. notes 6 3/8s, 2020 (United Kingdom)	65,000	68,738

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	135,000	135,338

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	310,000	337,900

Cemex Finance, LLC 144A company guaranty sr. bonds
9 1/2s, 2016	200,000	216,500

Cemex Finance, LLC 144A company guaranty sr. notes
9 3/8s, 2022	200,000	232,500

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	365,000	452,236

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2018	325,000	389,399

Compass Minerals International, Inc. company guaranty sr.
unsec. notes 8s, 2019	285,000	309,225

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	220,000	220,386

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	295,000	396,530

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	525,000	575,911

Eagle Spinco, Inc. 144A company guaranty sr. unsec. notes
4 5/8s, 2021	25,000	25,438

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042	110,000	114,213

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	75,000	77,904

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017	205,000	212,792

Edgen Murray Corp. 144A company guaranty sr. notes
8 3/4s, 2020	130,000	134,875

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	75,000	78,079

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	360,000	373,500

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	165,000	177,994

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	335,000	352,588

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)	135,000	141,413

Graphic Packaging International, Inc. company guaranty sr.
unsec. notes 4 3/4s, 2021	40,000	40,600

HD Supply, Inc. company guaranty sr. unsec. sub. notes
10 1/2s, 2021	120,000	124,800

40 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.4%)* cont.		Principal amount	Value

Basic materials cont.
HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020		$325,000	$385,125

HD Supply, Inc. 144A sr. unsec. notes 7 1/2s, 2020		190,000	199,975

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020		85,000	85,213

Hexion U.S. Finance Corp. 144A sr. notes 6 5/8s, 2020		60,000	60,150

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		135,000	128,250

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		170,000	175,950

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021		145,000	163,125

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020		265,000	296,138

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020		135,000	136,013

Huntsman International, LLC 144A sr. unsec. notes 4 7/8s, 2020		85,000	85,638

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)		255,000	245,438

INEOS Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)		140,000	152,250

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes
Ser. REGS, 7 7/8s, 2016 (Luxembourg)	EUR	210,000	272,155

Inmet Mining Corp. 144A company guaranty sr. unsec. notes
7 1/2s, 2021 (Canada)		$50,000	54,250

International Paper Co. sr. unsec. notes 7.95s, 2018		1,070,000	1,377,081

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		330,000	372,488

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020		255,000	290,063

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019		310,000	429,256

LyondellBasell Industries NV sr. unsec. notes 6s, 2021		535,000	633,975

LyondellBasell Industries NV sr. unsec. unsub. notes
5 3/4s, 2024		285,000	334,163

LyondellBasell Industries NV sr. unsec. unsub. notes 5s, 2019		925,000	1,045,250

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)		40,000	40,448

Momentive Performance Materials, Inc. company guaranty
notes 9 1/2s, 2021	EUR	100,000	94,748

Momentive Performance Materials, Inc. company guaranty sr.
notes 10s, 2020		$30,000	30,000

Momentive Performance Materials, Inc. company guaranty sr.
notes 8 7/8s, 2020		10,000	10,325

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)		135,000	145,125

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)		70,000	73,528

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		220,000	248,050

Nufarm Australia Ltd. 144A company guaranty sr. notes 6 3/8s,
2019 (Australia)		75,000	79,313

Orion Engineered Carbons Bondco GmbH 144A company
guaranty sr. notes 9 5/8s, 2018 (Germany)		20,000	22,250

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)		215,000	227,363

Dynamic Asset Allocation Balanced Fund	41

CORPORATE BONDS AND NOTES (18.4%)* cont.		Principal amount	Value

Basic materials cont.
PetroLogistics LP/Petrologistics Finance Corp. 144A company
guaranty sr. unsec. notes 6 1/4s, 2020		$40,000	$40,500

PolyOne Corp. 144A sr. unsec. notes 5 1/4s, 2023		175,000	176,313

PQ Corp. 144A sr. notes 8 3/4s, 2018		170,000	181,900

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)		265,000	365,073

Rock-Tenn Co. company guaranty sr. unsec. unsub.
notes 4.9s, 2022		227,000	246,964

Rock-Tenn Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019		228,000	245,925

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029		300,000	411,696

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		180,000	203,400

Ryerson, Inc./Joseph T Ryerson & Son, Inc. 144A company
guaranty sr. notes 9s, 2017		180,000	196,650

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020		120,000	130,950

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023		135,000	135,844

Smurfit Kappa Treasury company guaranty sr. unsec. unsub.
debs 7 1/2s, 2025 (Ireland)		55,000	60,500

Steel Dynamics, Inc. company guaranty sr. unsec. notes
7 5/8s, 2020		10,000	11,100

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2022		40,000	43,200

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
6 1/8s, 2019		55,000	59,400

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2023		25,000	25,125

Taminco Acquisition Corp. 144A sr. unsec. notes 9 1/8s, 2017
(Belgium) ‡‡		95,000	95,356

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)		290,000	322,625

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
6 3/8s, 2020		260,000	252,200

USG Corp. sr. unsec. notes 9 3/4s, 2018		175,000	207,375

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty
sr. notes 8 3/4s, 2019		65,000	30,713

Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec.
notes 6s, 2023		140,000	144,200

Weyerhaeuser Co. sr. unsec. unsub. debs. 7 1/8s, 2023 R		140,000	172,987

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. bonds 5.8s, 2016 (Canada)		180,000	204,934

			20,221,916
Capital goods (0.9%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		290,000	312,475

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019		425,000	468,563

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	305,000	421,397

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A sr. unsec. notes 7s, 2020 (Ireland)		$200,000	206,000

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		75,000	82,969

42 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.4%)* cont.		Principal amount	Value

Capital goods cont.
B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		$175,000	$180,906

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		180,000	200,925

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021		320,000	374,000

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡		90,000	96,525

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019		240,000	281,404

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)		60,000	62,100

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		125,000	143,750

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		345,000	386,400

Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec. notes
10 1/8s, 2020		35,000	38,325

Crown Americas LLC/Crown Americas Capital Corp. IV 144A
company guaranty sr. unsec. notes 4 1/2s, 2023		75,000	72,938

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	60,000	83,402

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022		$510,000	513,691

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023		570,000	601,350

Dematic SA/DH Services Luxembourg Sarl 144A company
guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)		270,000	280,800

Exide Technologies sr. notes 8 5/8s, 2018		290,000	249,038

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.6s, 2042		290,000	265,391

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2 1/4s, 2022		245,000	235,740

GrafTech International, Ltd. 144A company guaranty sr. unsec.
notes 6 3/8s, 2020		215,000	222,525

Kratos Defense & Security Solutions, Inc. company guaranty sr.
notes 10s, 2017		175,000	192,500

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		906,000	1,213,343

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022		85,000	89,250

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023		85,000	84,256

Milacron LLC/Mcron Finance Corp. 144A sr. unsec. notes
7 3/4s, 2021		40,000	41,350

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		420,000	427,350

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		265,000	284,213

Raytheon Co. sr. unsec. notes 4 7/8s, 2040		135,000	148,842

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)		200,000	211,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
7 1/8s, 2019		190,000	204,013

Reynolds Group Issuer, Inc. Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
7 7/8s, 2019		100,000	110,250

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020		130,000	132,438

Dynamic Asset Allocation Balanced Fund 43

CORPORATE BONDS AND NOTES (18.4%)* cont.	Principal amount	Value

Capital goods cont.
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019	$200,000	$219,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019	105,000	111,038

Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018	405,000	409,824

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018	110,000	121,000

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	210,000	230,738

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	55,000	58,644

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	285,000	300,319

Thermadyne Holdings Corp. company guaranty sr.
notes 9s, 2017	405,000	441,450

Thermon Industries, Inc. company guaranty sr. notes
9 1/2s, 2017	188,000	208,680

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018	285,000	312,788

Triumph Group, Inc. 144A sr. unsec. notes 4 7/8s, 2021	185,000	186,850

United Technologies Corp. sr. unsec. notes 5 3/8s, 2017	736,000	874,157

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	100,000	104,808

		12,499,215
Communication services (2.1%)
Adelphia Communications Corp. escrow bonds zero %, 2013	270,000	2,025

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	165,000	192,063

America Movil SAB de CV company guaranty unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	200,000	206,300

American Tower Corp. sr. unsec. notes 7s, 2017 R	440,000	523,215

AT&T, Inc. sr. unsec. bonds 6.55s, 2039	310,000	382,941

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	387,000	464,223

AT&T, Inc. sr. unsec. unsub. notes 3s, 2022	275,000	278,228

AT&T, Inc. 144A sr. unsec. unsub. notes 4.35s, 2045	772,000	717,680

Bresnan Broadband Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 8s, 2018	165,000	179,850

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	480,000	559,200

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	80,000	90,000

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	140,000	156,975

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	185,000	195,406

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	65,000	64,025

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	150,000	166,500

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	165,000	176,963

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023	85,000	82,769

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	240,000	258,600

44 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.4%)* cont.	Principal amount	Value

Communication services cont.
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	$50,000	$51,125

Cequel Communications Escrow Capital Corp. 144A sr. unsec.
notes 6 3/8s, 2020	50,000	51,875

Cincinnati Bell, Inc. company guaranty sr. unsec. notes
8 3/8s, 2020	40,000	41,600

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 3/4s, 2018	40,000	39,800

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2017	95,000	100,700

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	360,000	388,350

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	800,000	1,063,694

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	230,000	269,724

Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020	235,000	234,413

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	100,000	109,250

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023	170,000	172,975

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	75,000	86,327

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	150,000	168,750

Deutsche Telekom International Finance BV company guaranty
8 3/4s, 2030 (Netherlands)	435,000	615,969

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018 (Jamaica)	165,000	183,563

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	230,000	243,225

DISH DBS Corp. company guaranty notes 6 5/8s, 2014	10,000	10,638

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	505,000	598,425

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	180,000	199,800

Equinix, Inc. sr. unsec. notes 7s, 2021	165,000	182,738

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)	277,000	297,124

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021	80,000	91,800

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	300,000	339,750

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	15,000	17,550

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	115,000	130,813

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	60,000	61,800

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019	295,000	323,763

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	325,000	371,719

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	210,000	233,625

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/4s, 2020 (Bermuda)	130,000	142,838

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s,
2022 (Bermuda)	105,000	111,169

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg)	463,843	492,601

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/4s, 2017 (Luxembourg)	1,280,000	1,363,200

Dynamic Asset Allocation Balanced Fund 45

CORPORATE BONDS AND NOTES (18.4%)* cont.	Principal amount	Value

Communication services cont.
Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg) ##	$270,000	$274,388

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s, 2021
(Luxembourg) ##	445,000	452,788

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	185,000	242,283

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 9 3/8s, 2019	185,000	207,422

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020	185,000	206,275

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	45,000	49,500

Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 7s, 2020	210,000	219,975

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019	215,000	239,994

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes
7 1/4s, 2022	125,000	137,500

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	315,000	344,925

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2023	270,000	275,400

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/4s, 2021	250,000	254,375

NII Capital Corp. company guaranty sr. unsec. unsub.
notes 10s, 2016	440,000	394,900

NII Capital Corp. company guaranty sr. unsec. unsub. notes
8 7/8s, 2019	55,000	41,388

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021	230,000	165,600

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 11 3/8s, 2019 (Luxembourg)	65,000	67,925

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	230,000	263,925

Quebecor Media, Inc. 144A sr. unsec. notes 5 3/4s,
2023 (Canada)	165,000	168,300

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	719,000	828,425

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	115,000	130,634

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2043 (Canada)	510,000	510,223

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019	13,000	14,333

SBA Telecommunications, Inc. 144A company guaranty sr.
unsec. unsub. notes 5 3/4s, 2020	70,000	72,800

SBA Tower Trust 144A notes 2.933s, 2017	775,000	813,382

SES 144A company guaranty sr. unsec. notes 3.6s,
2023 (France)	253,000	252,992

Sprint Capital Corp. company guaranty 6 7/8s, 2028	1,125,000	1,150,313

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	240,000	279,300

Sprint Nextel Corp. sr. unsec. notes 6s, 2016	305,000	330,925

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017	200,000	236,500

46 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.4%)* cont.	Principal amount	Value

Communication services cont.
Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020	$155,000	$170,500

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018	490,000	605,763

TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	400,000	541,256

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2039	200,000	236,023

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 7 1/2s, 2019 (Germany)	150,000	163,508

Verizon Communications, Inc. sr. unsec. notes 2.45s, 2022	1,160,000	1,094,343

Verizon Communications, Inc. sr. unsec. unsub. notes
8 3/4s, 2018	312,000	418,716

Verizon New Jersey, Inc. company guaranty sr. unsec. unsub.
bonds 8s, 2022	160,000	213,638

Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds
8.35s, 2030	240,000	320,688

Videotron Ltee company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)	260,000	263,900

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018	110,000	119,350

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	155,000	165,075

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)	355,000	369,644

Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Luxembourg)	370,000	392,200

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2018	85,000	93,075

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017	385,000	439,863

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021	165,000	179,850

Windstream Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023	110,000	109,175

		28,010,913
Consumer cyclicals (2.9%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	35,000	39,463

ADT Corp. (The) 144A company guaranty sr. unsec. notes
4 7/8s, 2042	380,000	363,140

ADT Corp. (The) 144A company guaranty sr. unsec. notes
3 1/2s, 2022	530,000	522,929

Affinion Group Holdings, Inc. company guaranty sr. unsec. notes
11 5/8s, 2015	240,000	152,400

Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	315,000	248,850

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015	215,000	187,588

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	285,000	328,819

American Casino & Entertainment Properties LLC sr.
notes 11s, 2014	304,000	306,280

American Media, Inc. 144A notes 13 1/2s, 2018	14,107	11,497

Dynamic Asset Allocation Balanced Fund 47

CORPORATE BONDS AND NOTES (18.4%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	$105,000	$114,188

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	90,000	102,375

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	70,000	75,950

Beazer Homes USA, Inc. company guaranty sr. notes
6 5/8s, 2018	125,000	135,000

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	125,000	135,313

Beazer Homes USA, Inc. company guaranty sr. unsec. unsub.
notes 9 1/8s, 2018	35,000	37,625

Beazer Homes USA, Inc. 144A company guaranty sr. unsec.
notes 7 1/4s, 2023	105,000	107,100

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	305,000	305,381

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	270,000	288,900

Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	240,000	261,900

Building Materials Corp. 144A sr. notes 7s, 2020	95,000	103,075

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	95,000	103,788

Burlington Coat Factory Warehouse Corp. company guaranty sr.
unsec. notes 10s, 2019	205,000	227,550

Burlington Holdings, LLC/Burlington Holding Finance, Inc. 144A
sr. unsec. notes 9s, 2018 ‡‡	75,000	76,125

Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017	1,070,000	1,138,213

Caesars Entertainment Operating Co., Inc. 144A company
guaranty sr. notes 9s, 2020	615,000	618,844

Carmike Cinemas, Inc. company guaranty notes 7 3/8s, 2019	120,000	131,700

CBS Corp. company guaranty sr. unsec. debs. notes
7 7/8s, 2030	205,000	271,040

CBS Corp. sr. unsec. unsub. notes 4 1/2s, 2021	430,000	476,378

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019	170,000	173,825

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	45,000	50,400

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	125,000	124,219

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	230,000	230,000

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2022	95,000	105,331

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	345,000	377,775

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021	375,000	418,594

Cinemark USA, Inc. company guaranty sr. unsec. notes
8 5/8s, 2019	85,000	93,819

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	125,000	139,688

48 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.4%)* cont.		Principal amount	Value

Consumer cyclicals cont.
CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty notes 10 3/4s, 2017 ‡‡		$442,672	$489,153

Clear Channel Communications, Inc. company guaranty sr.
notes 9s, 2021		280,000	261,450

Clear Channel Communications, Inc. 144A company guaranty sr.
notes 9s, 2019		255,000	245,119

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2020		375,000	391,406

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		330,000	339,075

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040		23,000	25,626

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019		240,000	284,250

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019		245,000	281,750

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020		535,000	594,873

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		169,000	188,858

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		375,000	406,875

FelCor Lodging LP 144A sr. notes 5 5/8s, 2023 R		60,000	61,125

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097		162,000	184,883

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046		235,000	295,294

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		1,575,000	1,989,544

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021		470,000	537,237

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		160,000	170,800

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	330,000	339,031

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		$190,000	206,863

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15s, 2023		25,000	36,374

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		385,000	435,928

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		184,000	212,750

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		86,000	95,460

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡		300,000	309,750

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		195,000	221,813

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020		165,000	179,438

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		205,000	222,938

Isle of Capri Casinos, Inc. 144A sr. unsec. notes 5 7/8s, 2021		225,000	225,000

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	50,000	67,793

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017		$360,000	423,000

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡		100,000	105,000

Dynamic Asset Allocation Balanced Fund 49

CORPORATE BONDS AND NOTES (18.4%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Johnson Controls, Inc. sr. unsec. notes 5.7s, 2041	$75,000	$86,848

K Hovnanian Enterprises, Inc. 144A company guaranty notes
9 1/8s, 2020	65,000	72,556

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020	145,000	160,950

Lamar Media Corp. company guaranty sr. sub. notes
7 7/8s, 2018	65,000	70,769

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022	170,000	184,025

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023	255,000	265,838

Lennar Corp. 144A company guaranty sr. unsec. notes
4 3/4s, 2022	90,000	88,200

Liberty Interactive, LLC sr. unsec. unsub. notes 8 1/4s, 2030	245,000	269,500

Limited Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2021	235,000	265,550

Limited Brands, Inc. sr. notes 5 5/8s, 2022	105,000	111,300

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	415,000	460,650

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016	108,000	125,419

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	255,000	264,578

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 4.3s, 2043	610,000	559,125

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
3 7/8s, 2022	120,000	126,339

Marriott International, Inc. sr. unsec. unsub notes 3s, 2019	530,000	556,878

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s,
2015 (In default) †	255,000	17,850

Masonite International Corp., 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	280,000	310,800

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	225,000	249,750

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	95,000	103,313

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	140,000	163,100

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	135,000	150,694

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	50,000	52,563

MGM Resorts International 144A company guaranty sr. unsec.
notes 6 3/4s, 2020	155,000	164,300

Michaels Stores, Inc. company guaranty notes 11 3/8s, 2016	117,000	122,412

MTR Gaming Group, Inc. company guaranty notes
11 1/2s, 2019 ‡‡	666,616	691,614

Navistar International Corp. sr. notes 8 1/4s, 2021	348,000	354,090

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	280,000	292,600

Neiman-Marcus Group, Inc. (The) company guaranty sr. notes
7 1/8s, 2028	100,000	103,250

New Academy Finance Co., LLC/New Academy Finance Corp.
144A sr. unsec. notes 8s, 2018 ‡‡	220,000	227,700

50 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.4%)* cont.	Principal amount	Value

Consumer cyclicals cont.
News America Holdings, Inc. company guaranty sr. unsec. debs.
7 3/4s, 2024	$350,000	$447,825

News America Holdings, Inc. debs. 7 3/4s, 2045	510,000	699,955

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty sr.
unsec. notes 7 3/4s, 2018	40,000	44,400

Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. notes
4 1/2s, 2020	120,000	119,850

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	295,000	330,400

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	75,000	83,250

Owens Corning company guaranty sr. unsec. notes 9s, 2019	113,000	144,640

Penske Automotive Group, Inc. 144A company guaranty sr. sub.
notes 5 3/4s, 2022	195,000	203,288

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	145,000	159,138

Petco Holdings, Inc. 144A sr. notes 8 1/2s, 2017 ‡‡	130,000	134,388

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes
8 5/8s, 2017	40,000	42,450

Pulte Group, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017	275,000	322,438

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	200,000	221,000

QVC, Inc. 144A sr. notes 7 3/8s, 2020	155,000	171,617

Realogy Corp. company guaranty sr. unsec. sub. notes
12 3/8s, 2015	130,000	130,325

Realogy Corp. company guaranty sr. unsec. unsub. notes
11 1/2s, 2017	380,000	404,225

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	55,000	63,869

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	80,000	87,600

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	55,000	62,013

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018	295,000	331,138

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	195,000	212,550

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	300,000	348,000

RSI Home Products, Inc. 144A company guaranty notes
6 7/8s, 2018	165,000	168,300

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	240,000	244,200

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	400,000	440,000

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	220,000	238,700

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s,
2019 (Germany)	495,000	564,300

Sealy Mattress Co. 144A company guaranty sr. notes
10 7/8s, 2016	91,000	96,233

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
notes 5 3/8s, 2021	85,000	84,363

Sinclair Television Group, Inc. 144A sr. notes 6 1/8s, 2022	90,000	94,275

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	55,000	56,031

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021	165,000	165,206

Dynamic Asset Allocation Balanced Fund	51

CORPORATE BONDS AND NOTES (18.4%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 5/8s, 2022	$10,000	$10,875

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 3/8s, 2020	15,000	16,125

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2020	195,000	210,356

Stanley Black & Decker, Inc. company guaranty sr. unsec. unsub.
notes 2.9s, 2022	550,000	552,804

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	65,000	70,038

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	345,000	370,013

Tempur-Pedic International, Inc. 144A company guaranty sr.
unsec. unsub. notes 6 7/8s, 2020	40,000	42,700

Time Warner Entertainment Co., LP company guaranty sr.
unsec. bonds 8 3/8s, 2033	935,000	1,292,507

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021	390,000	440,019

Time Warner, Inc. company guaranty sr. unsec. notes
3.15s, 2015	80,000	84,252

Toyota Motor Credit Corp. sr. unsec. unsub. notes 3.3s, 2022	380,000	402,260

Toys R Us Property Co., LLC company guaranty sr. unsec. notes
10 3/4s, 2017	390,000	419,738

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016	50,000	42,500

Travelport, LLC company guaranty sr. unsec. unsub. notes
9 7/8s, 2014	190,000	190,950

Travelport, LLC 144A sr. notes Ser. B, 6.308s, 2016 ‡‡	47,527	43,725

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec.
notes 9s, 2016	119,000	119,446

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	60,000	60,900

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2014	370,000	387,575

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021	275,000	297,000

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	844,000	1,139,849

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040	50,000	57,298

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	165,000	170,511

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	65,000	69,952

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018	270,000	298,013

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes
10 1/4s, 2016 ‡‡	185,000	190,781

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016	498,000	534,105

		39,516,338
Consumer staples (1.3%)
Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	105,000	146,125

Altria Group, Inc. company guaranty sr. unsec. notes
9 1/4s, 2019	14,000	19,514

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	560,000	548,758

52 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.4%)* cont.	Principal amount	Value

Consumer staples cont.
Anheuser-Busch InBev Worldwide, Inc. company guaranty
unsec. unsub. notes 5 3/8s, 2020	$325,000	$391,978

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020	80,000	94,400

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.
company guaranty sr. unsec. unsub. notes 8 1/4s, 2019	65,000	72,069

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A
5 1/2s, 2023	95,000	94,763

Bunge Ltd., Finance Corp. company guaranty sr. unsec. notes
8 1/2s, 2019	27,000	34,803

Bunge Ltd., Finance Corp. company guaranty unsec. unsub.
notes 4.1s, 2016	253,000	271,125

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	175,000	201,031

Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	400,000	384,915

Carrols Restaurant Group, Inc. company guaranty sr. notes
11 1/4s, 2018	70,000	78,838

CKE, Inc. 144A sr. unsec. notes 10 1/2s, 2016 ‡‡	170,920	181,603

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019	180,000	189,900

Claire’s Stores, Inc. 144A company guaranty sr. notes
6 1/8s, 2020	60,000	61,200

Claire’s Stores, Inc. 144A company guaranty sr. unsec. notes
9 5/8s, 2015	929	937

Claire’s Stores, Inc. 144A sr. notes 9s, 2019	380,000	429,400

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	350,000	397,250

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	110,000	120,175

Corrections Corp. of America 144A sr. unsec. notes
4 5/8s, 2023 R	60,000	61,425

Corrections Corp. of America 144A sr. unsec. notes
4 1/8s, 2020 R	50,000	50,938

Costco Wholesale Corp. sr. unsec. unsub. notes 1.7s, 2019	705,000	708,125

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	425,000	490,689

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub.
notes 11s, 2018	295,000	333,719

Dean Foods Co. company guaranty sr. unsec. unsub. notes
9 3/4s, 2018	40,000	46,300

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016	290,000	321,175

Del Monte Corp. company guaranty sr. unsec. notes
7 5/8s, 2019	50,000	51,875

Delhaize Group company guaranty sr. unsec. notes 5.7s,
2040 (Belgium)	490,000	478,046

Delhaize Group company guaranty sr. unsec. notes 4 1/8s,
2019 (Belgium)	140,000	148,337

Diageo Investment Corp. company guaranty sr. unsec.
debs. 8s, 2022	165,000	233,129

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018	285,000	324,900

Dole Food Co., Inc. sr. notes 13 7/8s, 2014	88,000	93,720

Dole Food Co., Inc. 144A sr. notes 8s, 2016	190,000	197,600

Dynamic Asset Allocation Balanced Fund	53

CORPORATE BONDS AND NOTES (18.4%)* cont.		Principal amount	Value

Consumer staples cont.
Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		$240,000	$266,700

ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Austria)		200,000	199,970

General Mills, Inc. sr. unsec. notes 5.65s, 2019		170,000	204,812

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013		492,000	496,920

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020		280,000	280,350

HDTFS, Inc. company guaranty sr. unsec. notes 6 1/4s, 2022		125,000	135,625

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018		95,000	104,856

Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020		105,000	110,775

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s,
2015 (Netherlands)	EUR	250,000	338,364

JBS USA, LLC/JBS USA Finance, Inc. company guaranty sr.
unsec. notes 11 5/8s, 2014		$325,000	359,938

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020		85,000	92,863

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021		35,000	36,750

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040		420,000	534,074

Kraft Foods Group, Inc. sr. unsec. unsub. notes 5s, 2042		75,000	80,416

Kroger Co. (The) company guaranty sr. unsec. unsub.
notes 6.4s, 2017		118,000	140,940

Kroger Co. (The) sr. notes 6.15s, 2020		40,000	48,637

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018		135,000	141,413

Landry’s Inc. 144A sr. unsec. notes 9 3/8s, 2020		145,000	156,056

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020		140,000	150,850

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037		302,000	408,935

McDonald’s Corp. sr. unsec. notes 5.7s, 2039		393,000	505,198

Michael Foods, Inc. company guaranty sr. unsec. notes
9 3/4s, 2018		125,000	139,063

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042		295,000	312,335

Mondelez International, Inc. sr. unsec. notes 6 1/2s, 2017		27,000	32,601

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018		346,000	460,668

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022		115,000	125,781

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		315,000	343,350

Revlon Consumer Products Corp. 144A company guaranty sr.
unsec. notes 5 3/4s, 2021		245,000	245,919

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		225,000	231,469

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017		737,000	772,929

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020		205,000	231,394

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		80,000	90,400

SABMiller Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.95s, 2042		270,000	297,851

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022		185,000	202,113

54 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.4%)* cont.	Principal amount	Value

Consumer staples cont.
Spectrum Brands Holdings, Inc. company guaranty sr. notes
9 1/2s, 2018	$265,000	$300,113

Tyson Foods, Inc. company guaranty sr. unsec. unsub.
notes 6.6s, 2016	495,000	567,021

United Rentals North America, Inc. company guaranty sr. notes
5 3/4s, 2018	70,000	75,863

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022	195,000	217,425

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019	275,000	313,500

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023	50,000	53,625

Wells Enterprises, Inc. 144A sr. notes 6 3/4s, 2020	90,000	94,950

Wok Acquisition Corp. 144A sr. unsec. notes 10 1/4s, 2020	35,000	37,450

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	235,000	257,986

		17,457,010
Energy (2.0%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023	275,000	270,875

Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	105,000	111,300

Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022	80,000	85,800

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	80,000	72,000

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019	165,000	151,800

Anadarko Finance Co. company guaranty sr. unsec. unsub.
notes Ser. B, 7 1/2s, 2031	500,000	662,634

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	180,000	207,175

Anadarko Petroleum Corp. sr. unsec. unsub. notes 6.95s, 2019	215,000	270,680

Apache Corp. sr. unsec. unsub notes 3 1/4s, 2022	350,000	363,052

Apache Corp. sr. unsec. unsub. notes 5.1s, 2040	50,000	53,706

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020	40,000	36,000

Arch Coal, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2019	220,000	198,550

Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. 144A
company guaranty sr. notes 6 5/8s, 2020	80,000	83,400

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020	125,000	135,938

Aurora USA Oil & Gas Inc., 144A sr. notes 9 7/8s, 2017	195,000	214,013

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 3.2s, 2016 (United Kingdom)	885,000	942,209

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)	650,000	759,004

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018	385,000	421,575

Cenovus Energy, Inc. sr. unsec. unsub. notes 4.45s,
2042 (Canada)	695,000	684,095

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020	200,000	231,000

Dynamic Asset Allocation Balanced Fund	55

CORPORATE BONDS AND NOTES (18.4%)* cont.		Principal amount	Value

Energy cont.
Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		$230,000	$260,475

Chesapeake Energy Corp. company guaranty sr. unsec. bonds
6 1/4s, 2017	EUR	50,000	68,577

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023		$60,000	60,825

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. 144A company guaranty sr. unsec. unsub. notes
6 5/8s, 2019		260,000	267,800

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		275,000	299,750

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023		65,000	67,438

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022		110,000	114,400

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		105,000	69,038

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		525,000	581,438

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017		310,000	334,800

Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022		430,000	456,875

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		320,000	346,400

Crosstex Energy LP/Crosstex Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7 1/8s, 2022		80,000	84,800

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020		339,000	380,528

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021		50,000	54,563

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018		540,000	514,350

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
9 1/8s, 2017		145,000	155,513

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
6 1/2s, 2021		145,000	149,713

Forbes Energy Services Ltd. company guaranty sr. unsec.
notes 9s, 2019		200,000	194,000

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018		193,000	202,168

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
8.146s, 2018 (Russia)		324,000	391,842

Gazprom Via OAO White Nights Finance BV notes 10 1/2s,
2014 (Russia)		1,000,000	1,082,430

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019		425,000	439,875

Gulfport Energy Corp. 144A company guaranty sr. unsec. notes
7 3/4s, 2020		225,000	237,375

Halcon Resources Corp. 144A sr. unsec. notes 8 7/8s, 2021		375,000	404,063

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017		20,000	21,550

56 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.4%)* cont.	Principal amount	Value

Energy cont.
Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	$245,000	$265,825

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	175,000	217,413

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	105,000	114,713

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	70,000	91,742

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	300,000	312,750

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	370,000	418,100

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	80,000	87,600

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2019	355,000	401,150

Lone Pine Resources Canada, Ltd. company guaranty sr. unsec.
notes 10 3/8s, 2017 (Canada)	100,000	89,500

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	170,000	211,373

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	175,000	186,375

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	110,000	114,400

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016	275,000	214,500

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	210,000	224,175

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	510,000	563,771

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	200,000	208,500

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	140,000	153,650

Offshore Group Investment, Ltd. 144A company guaranty sr.
notes 7 1/2s, 2019 (Cayman Islands)	250,000	265,000

Offshore Group Investment, Ltd. 144A company guaranty sr.
notes 7 1/8s, 2023 (Cayman Islands)	185,000	189,163

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	190,000	216,600

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6 1/2s, 2020	25,000	26,625

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6s, 2018	190,000	201,875

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	410,000	418,200

Petrohawk Energy Corp. company guaranty sr. unsec. notes
7 1/4s, 2018	445,000	497,931

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)	1,980,000	1,906,780

Plains Exploration & Production Co. company guaranty sr.
unsec. notes 6 3/4s, 2022	390,000	434,363

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	375,000	382,500

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	110,000	121,000

Dynamic Asset Allocation Balanced Fund	57

CORPORATE BONDS AND NOTES (18.4%)* cont.	Principal amount	Value

Energy cont.
Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022	$95,000	$96,900

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	315,000	347,288

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	810,000	895,050

Sabine Pass LNG LP 144A sr. notes 6 1/2s, 2020	95,000	99,988

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	520,000	552,500

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	100,000	104,000

Shelf Drilling Holdings Ltd. 144A sr. notes 8 5/8s, 2018	210,000	222,600

Shell International Finance BV company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)	570,000	602,256

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	125,000	134,063

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	110,000	120,175

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	40,000	44,000

Spectra Energy Capital, LLC sr. notes 8s, 2019	250,000	329,958

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	235,000	276,450

Suburban Propane Partners LP/Suburban Energy Finance Corp.
sr. unsec. notes 7 3/8s, 2021	195,000	214,988

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s,
2019 (Canada)	55,000	59,675

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	210,000	219,975

Weatherford Bermuda company guaranty sr. unsec. notes
9 7/8s, 2039	440,000	632,893

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.8s, 2037	110,000	121,597

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.35s, 2017	130,000	149,077

Whiting Petroleum Corp. company guaranty notes 7s, 2014	385,000	399,919

Williams Cos., Inc. (The) notes 7 3/4s, 2031	14,000	17,443

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	39,000	49,834

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	85,000	89,038

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	325,000	340,438

		27,851,071
Financials (3.9%)
Abbey National Treasury Services PLC/London bank guaranty
sr. unsec. unsub. notes FRN 1.881s, 2014 (United Kingdom)	285,000	287,687

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s,
2017 (Netherlands)	955,000	1,040,196

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	145,000	143,913

Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	535,000	723,053

Aflac, Inc. sr. unsec. notes 6.9s, 2039	450,000	589,717

Air Lease Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2020	115,000	117,875

Air Lease Corp. sr. unsec. notes 6 1/8s, 2017	205,000	221,913

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	210,000	234,844

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8.3s, 2015	160,000	177,600

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020	140,000	173,600

58 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.4%)* cont.	Principal amount	Value

Financials cont.
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	$140,000	$170,800

Ally Financial, Inc. unsec. sub. notes 8s, 2018	155,000	185,419

American Express Co. sr. unsec. notes 2.65s, 2022	1,000,000	979,952

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068	464,000	624,660

American International Group, Inc. sr. unsec. Ser. MTN,
5.85s, 2018	901,000	1,055,690

American International Group, Inc. sr. unsec. unsub. notes
4 1/4s, 2014	640,000	670,340

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	386,000	471,414

AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual
maturity (France)	505,000	501,213

AXA SA 144A jr. unsec. sub. FRN notes 6.379s, 2049 (France)	370,000	367,225

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	450,000	448,849

Bank of America Corp. sr. unsec. notes 5 3/4s, 2017	440,000	508,930

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016	240,000	276,404

Bank of America NA sub. notes Ser. BKNT, 5.3s, 2017	250,000	280,120

Bank of Montreal sr. unsec. unsub. bonds 2 1/8s, 2013 (Canada)	390,000	391,744

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969s, 2017	615,000	634,539

Bank of New York Mellon Corp. (The) 144A sr. unsec. notes
Ser. MTN, 2 1/2s, 2016	20,000	20,932

Barclays Bank PLC unsec. sub. notes 7 5/8s, 2022
(United Kingdom)	600,000	591,288

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	270,000	361,630

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	980,000	1,092,323

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	240,000	298,264

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	330,000	355,662

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	240,000	243,365

BNP Paribas SA 144A jr. unsec. sub. FRN notes 7.195s,
2049 (France)	100,000	103,000

BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s,
perpetual maturity (France)	446,000	428,160

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	390,000	441,415

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020	85,000	92,225

CB Richard Ellis Services, Inc. company guaranty sr. unsec. sub.
notes 11 5/8s, 2017	265,000	285,206

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	100,000	101,125

CIT Group, Inc. sr. unsec. notes 5s, 2022	210,000	224,235

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	170,000	186,575

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	155,000	167,400

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	305,000	347,700

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	210,000	230,475

Citigroup, Inc. sub. notes 5s, 2014	599,000	628,968

Dynamic Asset Allocation Balanced Fund 59

CORPORATE BONDS AND NOTES (18.4%)* cont.	Principal amount	Value

Financials cont.
Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019	$255,000	$241,613

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	411,000	485,988

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	390,000	412,425

GATX Financial Corp. notes 5.8s, 2016	120,000	134,374

GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	975,000	1,033,500

General Electric Capital Corp. sr. unsec. FRN notes Ser. MTN,
0.492s, 2016	600,000	593,484

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	805,000	1,024,680

General Electric Capital Corp. sr. unsec. unsub. notes
3.15s, 2022	85,000	84,457

General Electric Capital Corp. unsec. sub. notes 5.3s, 2021	575,000	659,166

Genworth Financial, Inc. sr. unsec. unsub. notes 7.7s, 2020	590,000	698,623

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	990,000	1,237,432

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	164,000	182,850

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5 1/8s, 2022	205,000	238,181

HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	425,000	420,961

Health Care REIT, Inc. sr. unsec. unsub. notes 3 3/4s, 2023 R	430,000	432,815

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	340,000	381,425

HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	700,000	705,250

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	879,000	1,040,152

HSBC USA Capital Trust I 144A jr. bank guaranty unsec. notes
7.808s, 2026	385,000	391,738

Hub International Ltd. 144A company guaranty sr. notes
8 1/8s, 2018	85,000	89,038

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018	585,000	625,950

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	65,000	71,500

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022	245,000	264,294

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015	439,000	460,950

International Lease Finance Corp. sr. unsec. unsub. notes
4 5/8s, 2021	85,000	84,894

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	145,000	152,250

iStar Financial, Inc. sr. unsec. unsub. notes Ser. B, 9s, 2017 R	185,000	207,431

JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s,
perpetual maturity	1,073,000	1,232,694

JPMorgan Chase & Co. sr. notes 6s, 2018	1,282,000	1,523,467

JPMorgan Chase Bank NA sub. notes Ser. BKNT, 6s, 2017	330,000	388,723

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	210,000	244,650

Macquarie Bank Ltd. 144A sr. unsec. notes 3.45s,
2015 (Australia)	200,000	207,914

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN, 6 7/8s, 2018	1,470,000	1,774,319

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037	300,000	375,750

Metropolitan Life Global Funding I 144A notes 3.65s, 2018	1,255,000	1,380,586

Metropolitan Life Global Funding I 144A notes 3s, 2023	130,000	130,226

60 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.4%)* cont.	Principal amount	Value

Financials cont.
MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	$115,000	$124,775

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	140,000	150,150

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)	120,000	132,300

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. notes 9 5/8s, 2019	60,000	68,700

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	105,000	109,463

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	125,000	133,719

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	210,000	273,024

Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 7/8s, 2022	155,000	164,300

Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 5/8s, 2020	105,000	109,200

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020	75,000	78,375

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	125,000	129,063

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	520,000	526,789

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016	215,000	251,013

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	165,000	186,244

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	375,000	415,928

Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	405,000	447,525

Provident Funding Associates LP/PFG Finance Corp. 144A sr.
notes 10 1/4s, 2017	155,000	172,825

Provident Funding Associates LP/PFG Finance Corp. 144A sr.
notes 10 1/8s, 2019	140,000	152,600

Prudential Financial, Inc. jr. unsec. sub. FRN notes 8 7/8s, 2038	225,000	276,750

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	265,000	274,938

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	200,000	199,500

Rayonier, Inc. company guaranty sr. unsec. unsub. notes
3 3/4s, 2022 R	185,000	186,685

Residential Capital LLC company guaranty jr. notes 9 5/8s, 2015
(In default) †	330,000	359,700

Royal Bank of Scotland PLC (The) sr. unsec. sub. notes 4.7s,
2018 (United Kingdom)	695,000	699,613

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 7 1/8s, 2014 (Russia)	110,000	114,598

Santander Holdings USA, Inc. sr. unsec. unsub. notes
4 5/8s, 2016	129,000	137,949

Santander Issuances S.A. Unipersonal 144A bank guaranty
unsec. sub. notes 5.911s, 2016 (Spain)	600,000	629,526

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Luxembourg)	225,000	251,422

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Luxembourg)	350,000	372,750

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016 R	147,000	167,258

Simon Property Group LP sr. unsec. unsub. notes 3 3/8s, 2022 R	50,000	52,290

SLM Corp. sr. notes Ser. MTN, 8s, 2020	160,000	185,600

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	135,000	159,975

Dynamic Asset Allocation Balanced Fund	61

CORPORATE BONDS AND NOTES (18.4%)* cont.		Principal amount	Value

Financials cont.
Standard Chartered PLC 144A unsec. sub. notes 3.95s, 2023
(United Kingdom)		$490,000	$488,010

State Street Capital Trust IV company guaranty jr. unsec. sub.
FRB bonds 1.28s, 2037		475,000	383,118

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4 1/4s, 2042		385,000	371,969

Vnesheconombank Via VEB Finance PLC 144A bank guaranty,
sr. unsec. unsub. bonds 6.8s, 2025 (Russia)		1,900,000	2,223,000

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R		405,000	426,774

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s,
2035 (Russia)		500,000	539,960

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)		1,800,000	1,984,500

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017		250,000	298,453

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017		105,000	123,401

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)		75,000	79,277

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)		485,000	566,434

Westpac Capital Trust III 144A unsec. sub. FRN notes 5.819s,
perpetual maturity		295,000	297,950

Willis Group North America, Inc. company guaranty
notes 6.2s, 2017		70,000	79,754

ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037		422,000	451,013

			53,099,555
Health care (1.2%)
AbbVie, Inc. 144A company guaranty sr. unsec. notes 2.9s, 2022		500,000	502,970

Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021		125,000	129,063

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037		286,000	380,814

Amgen, Inc. sr. unsec. notes 3.45s, 2020		730,000	780,804

AmSurg Corp. 144A company guaranty sr. unsec. unsub. notes
5 5/8s, 2020		165,000	173,663

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)		422,000	551,506

Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		215,000	231,125

Biomet, Inc. 144A sr. unsec. notes 6 1/2s, 2020		280,000	297,150

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		295,000	319,338

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	250,000	360,104

CDRT Holding Corp. 144A sr. unsec. notes 9 1/4s, 2017 ‡‡		$290,000	300,150

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018		200,000	209,500

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 8s, 2019		85,000	94,138

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		490,000	547,921

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	105,000	143,531

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$545,000	607,675

62 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.4%)* cont.	Principal amount	Value

Health care cont.
Emergency Medical Services Corp. company guaranty sr. unsec.
notes 8 1/8s, 2019	$225,000	$246,938

Endo Health Solutions, Inc. company guaranty sr. unsec.
notes 7s, 2019	155,000	165,656

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019	200,000	219,500

HCA, Inc. sr. notes 6 1/2s, 2020	800,000	902,000

HCA, Inc. sr. unsec. notes 7 1/2s, 2022	70,000	80,588

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017	400,000	428,000

Hologic, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2020	60,000	63,825

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr.
unsec. notes 8 3/8s, 2019	165,000	173,456

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020	110,000	114,675

Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡	105,000	112,744

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019	260,000	298,350

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018	450,000	488,250

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty sr.
unsec. notes 12 1/2s, 2019	135,000	133,481

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	210,000	233,363

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R	150,000	165,375

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
6.95s, 2037	95,000	114,473

Service Corporation International sr. notes 7s, 2019	115,000	124,775

Service Corporation International sr. unsec. unsub. notes
6 3/4s, 2016	645,000	722,400

Sky Growth Acquisition Corp. 144A company guaranty sr.
unsec. notes 7 3/8s, 2020	420,000	444,150

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019	200,000	213,500

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	75,000	78,094

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015	82,392	83,422

Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019	200,000	216,500

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	305,000	338,550

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	155,000	174,375

Tenet Healthcare Corp. 144A company guaranty sr. notes
4 1/2s, 2021	60,000	58,800

Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance
III LLC company guaranty sr. unsec. unsub. notes 3s, 2015
(Netherlands Antilles)	295,000	309,189

United Surgical Partners International, Inc. company guaranty sr.
unsec. unsub. notes 9s, 2020	170,000	192,525

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	640,000	732,658

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	60,000	62,013

UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	550,000	516,475

UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	545,000	537,618

Dynamic Asset Allocation Balanced Fund 63

CORPORATE BONDS AND NOTES (18.4%)* cont.	Principal amount	Value

Health care cont.
Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	$40,000	$43,100

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	105,000	112,809

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017	40,000	42,950

VPI Escrow Corp. 144A sr. unsec. notes 6 3/8s, 2020	40,000	42,200

Watson Pharmaceuticals, Inc. sr. unsec. notes 4 5/8s, 2042	215,000	218,057

Watson Pharmaceuticals, Inc. sr. unsec. notes 3 1/4s, 2022	170,000	171,683

Watson Pharmaceuticals, Inc. sr. unsec. notes 1 7/8s, 2017	35,000	35,462

WellPoint, Inc. notes 7s, 2019	220,000	275,153

Zoetis Inc. 144A sr. unsec. notes 3 1/4s, 2023	140,000	142,493

Zoetis Inc. 144A sr. unsec. notes 1 7/8s, 2018	140,000	141,066

		15,600,143
Technology (0.8%)
Alcatel-Lucent USA, Inc. sr. unsec. unsub. notes 6.45s, 2029	200,000	154,000

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	90,000	85,725

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	380,000	371,450

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	405,000	418,669

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	110,000	113,575

Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes
3.15s, 2017	825,000	893,980

CyrusOne LP/CyrusOne Finance Corp. 144A company guaranty
sr. unsec. unsub. notes 6 3/8s, 2022	80,000	83,800

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	210,000	227,325

Fidelity National Information Services, Inc. company guaranty sr.
unsec. notes 7 7/8s, 2020	145,000	163,488

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	290,000	314,288

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	555,000	577,200

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	200,000	212,750

First Data Corp. 144A company guaranty sr. unsec. notes
11 1/4s, 2021	170,000	176,800

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	178,000	202,030

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018	88,000	97,460

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	305,000	334,738

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	235,000	245,969

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	160,000	179,416

Honeywell International, Inc. sr. unsec. unsub. notes
5 3/8s, 2041	315,000	391,090

Honeywell International, Inc. sr. unsec. unsub. notes
4 1/4s, 2021	255,000	293,954

IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	850,000	809,545

Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019	130,000	147,388

Infor US, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2018	110,000	129,250

64 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.4%)* cont.	Principal amount	Value

Technology cont.
Iron Mountain, Inc. company guaranty sr. sub. notes
7 3/4s, 2019	$105,000	$116,681

Iron Mountain, Inc. company guaranty sr. unsec. sub.
notes 8s, 2020	625,000	656,250

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	173,000	154,835

Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	85,000	102,366

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	555,000	638,638

Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	215,000	251,898

Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	485,000	474,544

Pitney Bowes, Inc. sr. unsec. unsub. notes Ser. MTN,
5 1/4s, 2037	340,000	351,085

SunGard Data Systems, Inc. 144A company guaranty sr. sub.
notes 6 5/8s, 2019	145,000	149,713

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	210,000	227,588

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	275,000	301,813

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	79,000	93,602

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	130,000	148,503

		10,291,406
Transportation (0.3%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)	340,000	364,650

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018	261,000	288,079

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	240,000	274,687

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	155,000	185,414

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	685,000	712,595

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	360,466	416,338

FedEx Corp. company guaranty sr. unsec. unsub. notes
2 5/8s, 2022	95,000	93,408

Ryder System, Inc. sr. unsec. unsub. notes 2 1/2s, 2018	470,000	481,164

Swift Services Holdings, Inc. company guaranty sr.
notes 10s, 2018	445,000	509,525

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	115,000	121,227

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	121,696	132,040

Watco Cos LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	85,000	87,444

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	60,000	43,800

		3,710,371
Utilities and power (1.5%)
AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	520,000	611,650

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021	330,000	382,800

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	145,000	170,355

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	80,000	83,723

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	45,000	60,958

Beaver Valley Funding Corp. sr. bonds 9s, 2017	87,000	88,161

Boardwalk Pipelines LP company guaranty sr. unsec. notes
5 7/8s, 2016	404,000	453,721

Dynamic Asset Allocation Balanced Fund 65

CORPORATE BONDS AND NOTES (18.4%)* cont.	Principal amount	Value

Utilities and power cont.
Bruce Mansfield Unit pass-through certificates 6.85s, 2034	$203,500	$220,573

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	207,000	228,476

Calpine Corp. 144A sr. notes 7 1/4s, 2017	536,000	568,160

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	50,000	60,650

Commonwealth Edison Co. 1st mtge. bonds 5.9s, 2036	133,000	168,845

Consolidated Edison Co. of New York sr. unsec. unsub.
notes 4.2s, 2042	275,000	282,941

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	350,000	369,250

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	580,000	598,864

Dynegy Holdings Escrow, LLC escrow bonds 7 3/4s, 2019	415,000	519

El Paso Corp. sr. unsec. notes 7s, 2017	700,000	800,609

El Paso, LLC sr. notes Ser. GMTN, 7 3/4s, 2032	215,000	240,619

Electricite de France SA 144A sr. unsec. notes 6.95s,
2039 (France)	120,000	156,227

Electricite de France SA 144A sr. unsec. notes 6 1/2s,
2019 (France)	375,000	457,839

Electricite de France SA 144A unsec. sub. FRN notes 5 1/4s,
perpetual maturity (France)	1,700,000	1,687,250

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	159,000	180,266

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11 3/4s, 2022	270,000	310,500

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10s, 2020	357,000	401,625

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	305,000	351,513

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	185,000	211,572

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	155,000	173,974

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	490,000	499,958

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019	90,000	98,550

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022	65,000	71,825

EP Energy/EP Energy Finance, Inc. sr. unsec. notes 9 3/8s, 2020	395,000	456,225

EPE Holdings, LLC/EP Energy Bond Co., Inc. 144A sr. unsec.
notes 8 1/8s, 2017 ‡‡	130,000	135,200

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	597,000	603,794

FirstEnergy Corp. sr. unsec. unsub. notes 2 3/4s, 2018	81,000	81,917

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	400,000	458,000

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	65,000	76,538

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	230,000	258,175

ITC Holdings Corp. 144A notes 5 7/8s, 2016	260,000	293,777

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	305,000	356,105

Kansas Gas and Electric Co. bonds 5.647s, 2021	60,862	67,992

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	410,000	514,252

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	152,000	188,923

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	400,000	530,074

Narragansett Electric Co./The 144A sr. unsec. notes 4.17s, 2042	505,000	495,686

66 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.4%)* cont.	Principal amount	Value

Utilities and power cont.
Nevada Power Co. mtge. notes 7 1/8s, 2019	$265,000	$342,833

NGPL PipeCo, LLC 144A sr. notes 9 5/8s, 2019	95,000	106,400

NiSource Finance Corp. company guaranty sr. unsec. notes
6 1/8s, 2022	165,000	197,501

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	735,000	817,688

NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s,
2022 (Canada)	450,000	441,482

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	155,000	187,202

Pacific Gas & Electric Co. sr. unsec. notes 6.05s, 2034	255,000	318,982

Potomac Edison Co. 144A sr. bonds 5.8s, 2016	456,000	517,262

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	655,000	692,865

PSEG Power, LLC company guaranty sr. unsec. notes
5.32s, 2016	185,000	208,980

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	160,000	200,550

Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	629,000	673,816

Regency Energy Partners company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	155,000	165,850

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015	10,000	11,017

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty notes 15s, 2021	185,000	46,019

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty sr. unsec. notes 10 1/2s, 2016	534,637	50,791

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	130,000	97,175

Trans-Canada Pipelines, Ltd. jr. unsec. sub. FRN notes 6.35s,
2067 (Canada)	180,000	192,011

Union Electric Co. sr. notes 6.4s, 2017	320,000	386,415

West Penn Power Co. 144A 1st mtge. 5.95s, 2017	75,000	88,753

		20,252,223

Total corporate bonds and notes (cost $229,201,819)		$248,510,161

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (13.3%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.9%)
Government National Mortgage Association Pass-Through Certificates
3s, TBA, May 1, 2043	$19,000,000	$19,786,718
3s, TBA, April 1, 2043	19,000,000	19,838,671

		39,625,389
U.S. Government Agency Mortgage Obligations (10.4%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3s, TBA, April 1, 2043	1,000,000	1,026,641

Federal National Mortgage Association Pass-Through Certificates
5s, TBA, April 1, 2043	52,000,000	56,338,750
4s, TBA, April 1, 2043	46,000,000	49,040,315
3 1/2s, TBA, April 1, 2028	24,000,000	25,443,749
3s, TBA, May 1, 2043	4,000,000	4,113,906
3s, TBA, April 1, 2043	4,000,000	4,124,688

		140,088,049

Total U.S. government and agency mortgage obligations (cost $179,526,874)		$179,713,438

Dynamic Asset Allocation Balanced Fund	67

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 0.250%, May 31, 2014 [i]	$43,000	$43,065

Total U.S. treasury obligations (cost $43,065)		$43,065

MORTGAGE-BACKED SECURITIES (3.4%)*	Principal amount	Value

Agency collateralized mortgage obligations (0.5%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 24.975s, 2037	$286,053	$449,463
IFB Ser. 2979, Class AS, 23.528s, 2034	35,625	47,886
IFB Ser. 3072, Class SM, 23.052s, 2035	149,524	233,648
IFB Ser. 3072, Class SB, 22.905s, 2035	153,226	238,462
IFB Ser. 3249, Class PS, 21.604s, 2036	206,288	309,898
IFB Ser. 2990, Class LB, 16.426s, 2034	317,902	439,903
IFB Ser. 3708, Class SQ, IO, 6.347s, 2040	1,083,319	165,715
IFB Ser. 3934, Class SA, IO, 6.197s, 2041	2,928,989	553,315
IFB Ser. 4105, Class LS, IO, 5.947s, 2041	816,588	159,186
IFB Ser. 3964, Class SA, IO, 5.797s, 2041	1,880,820	272,719
Ser. 3747, Class HI, IO, 4 1/2s, 2037	92,766	7,923
Ser. 3751, Class MI, IO, 4s, 2034	1,278,515	22,847
Ser. 3391, PO, zero %, 2037	28,738	25,516
Ser. 3206, Class EO, PO, zero %, 2036	19,203	17,652
FRB Ser. 3117, Class AF, zero %, 2036	14,276	12,020
FRB Ser. 3326, Class WF, zero %, 2035	15,721	15,465
FRB Ser. 3036, Class AS, zero %, 2035	21,490	18,436

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.675s, 2036	135,923	258,099
IFB Ser. 05-45, Class DA, 23.671s, 2035	612,623	1,005,159
IFB Ser. 07-53, Class SP, 23.451s, 2037	223,464	351,620
IFB Ser. 05-75, Class GS, 19.637s, 2035	151,183	218,295
IFB Ser. 05-106, Class JC, 19.491s, 2035	102,012	160,252
IFB Ser. 05-83, Class QP, 16.863s, 2034	61,369	83,850
IFB Ser. 404, Class S13, IO, 6.196s, 2040	1,519,426	227,187
Ser. 07-14, Class KO, PO, zero %, 2037	96,389	87,652
Ser. 06-125, Class OX, PO, zero %, 2037	11,757	11,014
Ser. 06-84, Class OT, PO, zero %, 2036	11,997	11,086
Ser. 06-46, Class OC, PO, zero %, 2036	25,304	23,164

Government National Mortgage Association
IFB Ser. 10-120, Class SB, IO, 5.997s, 2035	158,647	14,246
IFB Ser. 10-20, Class SC, IO, 5.947s, 2040	59,495	11,140
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	93,202	14,148
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	2,753,265	368,580
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	1,843,696	182,065
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	3,953,798	327,691
Ser. 06-36, Class OD, PO, zero %, 2036	11,159	10,277

		6,355,579
Commercial mortgage-backed securities (1.7%)
Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.623s, 2049	899,000	898,959
Ser. 07-2, Class A2, 5.619s, 2049	98,568	99,061
Ser. 07-1, Class XW, IO, 0.311s, 2049	7,873,858	74,077

68 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (3.4%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Banc of America Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 0.847s, 2042	$5,753,868	$58,684
Ser. 04-5, Class XC, IO, 0.698s, 2041	5,840,588	56,531
Ser. 02-PB2, Class XC, IO, 0.373s, 2035	1,012,162	43
Ser. 07-5, Class XW, IO, 0.369s, 2051	17,622,875	207,915

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-T28, Class AJ, 5.964s, 2042	570,000	608,475
FRB Ser. 07-PW17, Class AJ, 5.893s, 2050	579,000	555,840
Ser. 04-PR3I, Class X1, IO, 0.96s, 2041	1,856,344	13,923

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class X1, IO, 0.212s, 2038	9,846,051	172,306

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.13s, 2049	63,059,591	924,454

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.368s, 2049	8,049,804	102,716
Ser. 07-CD4, Class XC, IO, 0.129s, 2049	45,497,779	347,603
Ser. 07-CD5, Class XS, IO, 0.036s, 2044	2,622,400	11,493

Commercial Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	855,000	907,497
Pass-Through Certificates, FRB Ser. 05-LP5, Class D,
5.092s, 2043	735,000	776,675

Commercial Mortgage Trust 144A
FRB Ser. 12-CR2, Class E, 4.859s, 2045	437,000	426,716
FRB Ser. 07-C9, Class AJFL, 0.892s, 2049	460,000	387,826
Pass-Through Certificates Ser. 06-C8, Class XS, IO,
0.156s, 2046	36,628,830	464,966

Credit Suisse Mortgage Capital Certificates FRB Ser. 07-C4,
Class A2, 5.764s, 2039	344,385	351,058

Credit Suisse Mortgage Capital Certificates 144A Ser. 07-C2,
Class AX, IO, 0.024s, 2049	42,422,840	159,086

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	320,652	352,717
Ser. 03-C3, Class AX, IO, 2.06s, 2038	1,308,114	404
Ser. 02-CP3, Class AX, IO, 1.143s, 2035	664,014	3,341

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.085s, 2020	777,690	17,109

First Union National Bank-Bank of America Commercial
Mortgage Trust 144A Ser. 01-C1, Class 3, IO, 1.542s, 2033	205,959	37

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.953s, 2032	59,187	32,553

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C3, Class XC, IO, 0.146s, 2045	159,306,491	596,985
Ser. 07-C1, Class XC, IO, 0.079s, 2049	56,892,544	410,025

GE Commercial Mortgage Corporation Trust FRB Ser. 05-C1,
Class B, 4.846s, 2048	594,000	620,730

GMAC Commercial Mortgage Securities, Inc. Ser. 05-C1,
Class X1, IO, 0.581s, 2043	9,604,542	107,119

GS Mortgage Securities Corp. II Ser. 06-GG6, Class A2,
5.506s, 2038	224,673	232,731

Dynamic Asset Allocation Balanced Fund 69

MORTGAGE-BACKED SECURITIES (3.4%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	$88,566	$89,452
Ser. 06-GG6, Class XC, IO, 0.087s, 2038	24,726,568	39,760

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-CB20, Class AJ, 6.08s, 2051	1,355,000	1,383,726
FRB Ser. 07-LD12, Class A3, 5.929s, 2051	741,000	779,433
FRB Ser. 04-CB9, Class B, 5.663s, 2041	329,000	338,311
FRB Ser. 13-C10, Class D, 4.3s, 2047	432,000	391,478
Ser. 06-LDP8, Class X, IO, 0.538s, 2045	13,450,138	201,174
Ser. 07-LDPX, Class X, IO, 0.303s, 2049	29,988,900	276,258

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 12-C8, Class D, 4.67s, 2045	528,000	532,963
Ser. 05-CB12, Class X1, IO, 0.341s, 2037	7,542,179	62,608
Ser. 06-LDP6, Class X1, IO, 0.041s, 2043	19,380,889	71,477

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	149,428	150,922
Ser. 99-C1, Class G, 6.41s, 2031	159,961	163,160
Ser. 98-C4, Class G, 5.6s, 2035	107,119	108,415
Ser. 98-C4, Class H, 5.6s, 2035	223,000	241,852

LB-UBS Commercial Mortgage Trust
FRB Ser. 08-C1, Class AM, 6.153s, 2041	486,000	571,536
FRB Ser. 06-C6, Class AJ, 5.452s, 2039	298,000	321,795
Ser. 06-C7, Class A2, 5.3s, 2038	483,193	505,608
Ser. 04-C6, Class E, 5.177s, 2036	331,000	339,705
Ser. 07-C2, Class XW, IO, 0.499s, 2040	3,710,407	63,062

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.638s, 2038	8,103,588	169,495
Ser. 05-C2, Class XCL, IO, 0.32s, 2040	17,630,994	101,184
Ser. 06-C7, Class XCL, IO, 0.279s, 2038	15,243,070	262,714
Ser. 05-C7, Class XCL, IO, 0.21s, 2040	23,473,845	119,341

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.395s, 2028	11,201	—

Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3,
5.85s, 2050	254,000	267,808

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.847s, 2039	6,350,464	63,479
Ser. 05-MCP1, Class XC, IO, 0.189s, 2043	10,634,505	114,278

Mezz Cap Commercial Mortgage Trust 144A
Ser. 06-C4, Class X, IO, 5.343s, 2045	1,703,862	186,232
Ser. 05-C3, Class X, IO, 5.115s, 2044	512,457	45,199
Ser. 07-C5, Class X, IO, 4.594s, 2049	468,145	33,051

Morgan Stanley Capital I Trust
FRB Ser. 06-T23, Class A2, 5 3/4s, 2041	472,350	476,195
Ser. 07-IQ14, Class A2, 5.61s, 2049	216,295	222,448
FRB Ser. 07-HQ12, Class A2, 5.575s, 2049	611,492	623,722
FRB Ser. 07-HQ12, Class A2FX, 5.575s, 2049	277,951	286,011

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.466s, 2043	561,714	578,790

70 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (3.4%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Morgan Stanley-Bank of America-Merril Lynch Mortgage Trust
Ser. 13-C7, Class XA, IO, 1.769s, 2046	$2,806,783	$318,682

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	412,377	61,857

UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C4,
Class XA, IO, 1.898s, 2045	2,524,853	325,454

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C34, Class AJ, 5.969s, 2046	658,000	668,594
Ser. 07-C30, Class A3, 5.246s, 2043	179,511	184,895
Ser. 06-C29, IO, 0.384s, 2048	63,563,923	800,270
Ser. 07-C34, IO, 0.341s, 2046	9,472,581	114,618

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 05-C18, Class XC, IO, 0.326s, 2042	16,422,555	84,248
Ser. 06-C26, Class XC, IO, 0.042s, 2045	11,564,334	25,442

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036	46,000	40,480

		22,786,837
Residential mortgage-backed securities (non-agency) (1.2%)
Adjustable Rate Mortgage Trust FRB Ser. 06-2, 3.224s, 2036	3,278,823	2,737,818

American Home Mortgage Assets Ser. 07-5, Class XP, IO, PO,
zero %, 2047	11,368,274	1,443,771

Barclays Capital, LLC Trust
Ser. 13-RR1, Class 10A2, 16.593s, 2036	507,756	472,213
FRB Ser. 12-RR10, Class 9A2, 2.671s, 2035	170,000	137,700
Ser. 12-RR10, Class 4A2, 2.639s, 2036	170,000	139,825

Barclays Capital, LLC Trust 144A
Ser. 12-RR11, Class 9A3, 21.132s, 2037	64,124	60,276
FRB Ser. 12-RR11, Class 5A3, 13.044s, 2037	278,560	176,885
FRB Ser. 13-RR2, Class 4A2, 9.391s, 2036	270,000	216,000
FRB Ser. 13-RR2, Class 6A2, 7.471s, 2037	595,526	416,332
Ser. 12-RR11, Class 9A2, 4s, 2037	115,581	116,159
Ser. 12-RR11, Class 3A2, 4s, 2036	328,862	329,685
FRB Ser. 12-RR11, Class 5A2, 4s, 2037	270,597	274,656
FRB Ser. 13-RR2, Class 5A2, 3.518s, 2036	1,001,075	699,952
FRB Ser. 12-RR12, Class 4A2, 2.859s, 2036	420,000	239,400
Ser. 12-RR11, Class 11A2, 2.6s, 2036	1,677,650	1,056,919
Ser. 09-RR7, Class 1A7, IO, 1.83s, 2046	12,391,523	557,619
Ser. 09-RR7, Class 2A7, IO, 1.636s, 2047	13,600,930	561,718

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046	2,129,186	68,560
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036	1,609,245	29,610

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X, IO,
PO, 0.8s, 2047	1,427,358	45,675

Nomura Resecuritization Trust FRB Ser. 11-4RA, Class 1A10,
2.609s, 2036	693,867	430,198

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR13, Class 2A, 2.462s, 2046	813,181	732,068
FRB Ser. 06-AR1, Class 2A1B, 1.247s, 2046	1,906,953	1,644,747
FRB Ser. 05-AR8, Class B1, 0.874s, 2045	2,001,522	940,716
FRB Ser. 05-AR13, Class A1C3, 0.694s, 2045	712,606	559,396
FRB Ser. 05-AR9, Class A1C3, 0.684s, 2045	804,564	699,970

Dynamic Asset Allocation Balanced Fund	71

MORTGAGE-BACKED SECURITIES (3.4%)* cont.	Principal amount	Value

Residential mortgage-backed securities cont.
Wells Fargo Mortgage Backed Securities Trust
Ser. 08-1, Class 4A1, 5 3/4s, 2038	$783,140	$830,147
Ser. 07-12, Class A6, 5 1/2s, 2037	483,485	501,163
Ser. 05-9, Class 2A9, 5 1/4s, 2035	300,000	315,000

		16,434,178
Total mortgage-backed securities (cost $40,624,905)		$45,576,594

INVESTMENT COMPANIES (0.8%)*	Shares	Value

iShares MSCI EAFE Index Fund	2,360	$139,193

iShares Russell 2000 Growth Index Fund	4,220	454,705

SPDR S&P 500 ETF Trust	66,894	10,472,256

Total investment companies (cost $9,216,467)		$11,066,154

COMMODITY LINKED NOTES (0.8%)*Ω	Principal amount	Value

Deutsche Bank AG/London 144A sr. unsec. notes Ser. A, 1-month
LIBOR less 0.16%, 2013 (Indexed to the DB Custom Commodity Index:
75% S&P GSCI Gold Index TR and 25% S&P GSCI Light Energy Index
TR multiplied by 3) (United Kingdom)	$4,067,000	$4,211,785

Deutsche Bank AG/London 144A sr. unsec. notes Ser. A, 1-month
LIBOR less 0.16%, 2013 (Indexed to the S&P GSCI TR Index multiplied
by 3) (United Kingdom)	1,055,000	931,038

UBS AG/London 144A notes 1-month LIBOR less 0.10%, 2013
(Indexed to the UBS Custom Commodity Index: 75% S&P GSCI
Gold Index TR and 25% S&P GSCI Light Energy Index TR multiplied
by 3) (Jersey)	4,067,000	4,216,614

UBS AG/London 144A sr. notes, 1-month LIBOR less 0.10%, 2013
(Indexed to the S&P GSCI TR Index multiplied by 3) (Jersey)	1,055,000	931,452

Total commodity linked notes (cost $10,244,000)		$10,290,889

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.7%)*	Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)	$115,000	$92,288

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s,
2013 (Argentina)	880,000	872,080

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)	3,660,000	3,083,550

Croatia (Republic of) 144A unsec. notes 6 1/4s, 2017 (Croatia)	200,000	214,250

Indonesia (Republic of) 144A notes 5 1/4s, 2042 (Indonesia)	475,000	505,875

Poland (Government of) sr. unsec. bonds 5s, 2022 (Poland)	710,000	811,125

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024
(South Africa)	790,000	845,300

Ukraine (Government of) Financing of Infrastructural
Projects State Enterprise 144A govt. guaranty notes 8 3/8s,
2017 (Ukraine)	175,000	177,406

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s,
2013 (Ukraine)	2,400,000	2,411,760

Total foreign government and agency bonds and notes (cost $9,300,899)		$9,013,634

72 Dynamic Asset Allocation Balanced Fund

SENIOR LOANS (0.3%)*[c]	Principal amount	Value

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B1, 5 1/2s, 2017	$37,522	$37,950

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.454s, 2018	513,303	475,190

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018	186,287	188,150

First Data Corp. bank term loan FRN 5.204s, 2017	68,903	69,075

First Data Corp. bank term loan FRN 4.204s, 2018	647,458	645,192

Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016	147,316	139,644

Intelsat SA bank term loan FRN 3.205s, 2014 (Luxembourg)	540,000	539,494

Motor City Casino bank term loan FRN 6s, 2017	345,710	348,302

Neiman Marcus Group, Inc. (The) bank term loan FRN 4s, 2018	195,000	196,706

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 4 1/4s, 2018	173,250	175,235

Springleaf Financial Funding Co. bank term loan FRN Ser. B,
5 1/2s, 2017	160,000	160,900

SRAM Corp. bank term loan FRN 8 1/2s, 2018	75,000	76,125

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.733s, 2017	933,336	661,735

Thomson Learning bank term loan FRN Ser. B, 2.71s, 2014	32,307	24,816

Univision Communications, Inc. bank term loan FRN Ser. C1,
4 3/4s, 2020	69,168	69,548

West Corp. bank term loan FRN Ser. B8, 4 1/4s, 2018	59,037	59,923

Total senior loans (cost $3,962,582)		$3,867,985

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	554	$547,871

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	8,920	242,624

M/I Homes, Inc. $2.438 pfd. †	4,818	120,932

Samsung Electronics Co., Ltd. zero % cum. pfd. (South Korea)	606	477,131

Total preferred stocks (cost $1,102,871)		$1,388,558

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

ArcelorMittal Ser. MTUS, $1.50 cv. pfd. (France) †	6,756	$141,606

EPR Properties Ser. C, $1.44 cv. pfd.	7,508	172,459

General Motors Co. Ser. B, $2.375 cv. pfd.	5,621	242,406

United Technologies Corp. $3.75 cv. pfd.	2,600	155,610

Total convertible preferred stocks (cost $717,177)		$712,081

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

Altra Holdings, Inc. cv. company guaranty sr. unsec. notes
2 3/4s, 2031	$125,000	$149,219

Exide Technologies cv. sr. sub. notes FRN zero %, 2013	204,000	191,760

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	125,000	146,953

Navistar International Corp. cv. sr. unsec. sub. notes 3s, 2014	138,000	140,846

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	60,000	67,350

Total convertible bonds and notes (cost $638,931)		$696,128

Dynamic Asset Allocation Balanced Fund	73

MUNICIPAL BONDS AND NOTES (—%)*	Principal amount	Value

IL State G.O. Bonds
4.421s, 1/1/15	$105,000	$110,502
4.071s, 1/1/14	315,000	322,059

Total municipal bonds and notes (cost $420,000)		$432,561

PURCHASED EQUITY	Expiration date/	Contract
OPTIONS OUTSTANDING (—%)*	strike price	amount	Value

AIA Group, Ltd. (Put)	Apr-13/HKD 33.52	12,000	$263

European Aeronautic Defence and Space
Co. NV (Put)	Apr-13/EUR 40.93	964	1,842

Pernod-Ricard SA (Put) F	Apr-13/EUR 97.62	817	1,655

SABMiller PLC (Put)	Apr-13/GBP 34.41	1,990	759

Sun Hung Kai Properties, Ltd. (Put)	Apr-13/HKD 102.02	8,000	159

Total purchased equity options outstanding (cost $5,913)			$4,678

WARRANTS (—%)*†	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	37	$2,174

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	0.01	50,760	974

Total warrants (cost $10,263)				$3,148

SHORT-TERM INVESTMENTS (29.6%)*	Principal amount/shares	Value

Putnam Short Term Investment Fund 0.08% L	173,513,482	$173,513,482

Putnam Money Market Liquidity Fund 0.12% L	140,756,834	140,756,834

Putnam Cash Collateral Pool, LLC 0.19% [d]	1,581,568	1,581,568

SSgA Prime Money Market Fund 0.02% P	8,000,000	8,000,000

Straight-A Funding, LLC commercial paper with an effective
yield of 0.19%, April 9, 2013	$18,475,000	18,474,220

Straight-A Funding, LLC 144A commercial paper with
an effective yield of 0.19%, April 5, 2013	5,250,000	5,249,889

Straight-A Funding, LLC 144A commercial paper with
an effective yield of 0.19%, April 4, 2013	5,000,000	4,999,921

U.S. Treasury Bills with an effective yield of 0.15%,
November 14, 2013 # ∆	25,000,000	24,976,748

U.S. Treasury Bills with effective yields ranging from 0.16%
to 0.17%, October 17, 2013 #	21,376,000	21,355,996

Total short-term investments (cost $398,908,658)		$398,908,658

TOTAL INVESTMENTS

Total investments (cost $1,401,149,659)		$1,529,418,451

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
MXN	Mexican Peso
USD/$	United States Dollar

74 Dynamic Asset Allocation Balanced Fund

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SDR	Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2012 through March 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,348,509,713.

Ω The value of the commodity linked notes, which are marked-to-market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† Non-income-producing security.

ΔΔ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $126,255, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

Dynamic Asset Allocation Balanced Fund	75

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $421,653,509 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 3/31/13 (aggregate face value $308,681,481) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	British Pound	Sell	6/19/13	$1,352,073	$1,348,324	$(3,749)

	Canadian Dollar	Sell	4/17/13	170,735	186,332	15,597

	Chilean Peso	Buy	4/17/13	1,555,951	1,540,764	15,187

	Euro	Sell	6/19/13	1,328,092	1,334,793	6,701

	Japanese Yen	Buy	5/15/13	1,153,428	1,150,981	2,447

	Japanese Yen	Sell	5/15/13	1,153,428	1,174,161	20,733

	Peruvian New Sol	Buy	4/17/13	1,528,288	1,547,754	(19,466)

	Swedish Krona	Buy	6/19/13	592,785	597,154	(4,369)

	Swiss Franc	Sell	6/19/13	2,324,640	2,344,637	19,997

Barclays Bank PLC

	Australian Dollar	Buy	4/17/13	700,378	697,731	2,647

	Australian Dollar	Sell	4/17/13	700,378	685,168	(15,210)

	Brazilian Real	Buy	4/17/13	1,572,493	1,593,173	(20,680)

	British Pound	Sell	6/19/13	873,487	879,634	6,147

	Canadian Dollar	Sell	4/17/13	1,358,693	1,374,612	15,919

	Chilean Peso	Buy	4/17/13	2,364,237	2,340,348	23,889

	Euro	Buy	6/19/13	6,013,286	6,094,032	(80,746)

	Hong Kong Dollar	Sell	5/15/13	738,989	740,007	1,018

	Indonesian Rupiah	Buy	5/15/13	1,177,057	1,177,114	(57)

	Japanese Yen	Buy	5/15/13	1,768,657	1,735,003	33,654

76 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 3/31/13 (aggregate face value $308,681,481) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Malaysian Ringgit	Buy	5/15/13	$938,249	$938,826	$(577)

	Mexican Peso	Buy	4/17/13	1,315,617	1,262,331	53,286

	New Zealand Dollar	Buy	4/17/13	1,812,106	1,782,972	29,134

	New Zealand Dollar	Sell	4/17/13	1,812,106	1,770,022	(42,084)

	Norwegian Krone	Buy	6/19/13	1,256,092	1,256,188	(96)

	Norwegian Krone	Sell	6/19/13	1,256,092	1,270,132	14,040

	Russian Ruble	Buy	6/19/13	413,577	414,922	(1,345)

	Singapore Dollar	Buy	5/15/13	1,319,448	1,321,329	(1,881)

	South Korean Won	Buy	5/15/13	1,382,335	1,409,059	(26,724)

	South Korean Won	Sell	5/15/13	1,382,335	1,381,760	(575)

	Swedish Krona	Buy	6/19/13	3,055,295	3,081,726	(26,431)

	Swiss Franc	Sell	6/19/13	1,110,125	1,115,855	5,730

	New Taiwan Dollar	Buy	5/15/13	240,304	244,190	(3,886)

	Turkish Lira	Buy	6/19/13	383,376	391,896	(8,520)

Citibank, N.A.

	Australian Dollar	Buy	4/17/13	6,549,269	6,503,816	45,453

	Brazilian Real	Sell	4/17/13	2,462,683	2,499,185	36,502

	British Pound	Buy	6/19/13	103,889	120,310	(16,421)

	Canadian Dollar	Sell	4/17/13	1,271,014	1,291,316	20,302

	Danish Krone	Buy	6/19/13	862,514	875,499	(12,985)

	Euro	Buy	6/19/13	34,501	34,982	(481)

	Japanese Yen	Buy	5/15/13	4,026,026	3,996,130	29,896

	Japanese Yen	Sell	5/15/13	4,026,026	4,093,649	67,623

	South Korean Won	Buy	5/15/13	372,355	398,143	(25,788)

	Swedish Krona	Buy	6/19/13	1,296,690	1,307,660	(10,970)

	Swiss Franc	Sell	6/19/13	1,893,370	1,903,268	9,898

	Thai Baht	Buy	5/15/13	1,210,682	1,185,622	25,060

	Turkish Lira	Buy	6/19/13	469,671	478,714	(9,043)

Credit Suisse International

	Australian Dollar	Sell	4/17/13	7,667,544	7,648,234	(19,310)

	Brazilian Real	Buy	4/17/13	1,188,089	1,204,267	(16,178)

	British Pound	Sell	6/19/13	2,955,363	2,932,170	(23,193)

	Canadian Dollar	Sell	4/17/13	1,364,401	1,377,801	13,400

	Chilean Peso	Buy	4/17/13	1,854,895	1,836,837	18,058

	Chinese Yuan	Buy	5/15/13	963,210	958,566	4,644

	Czech Koruna	Buy	6/19/13	771,919	790,572	(18,653)

	Czech Koruna	Sell	6/19/13	771,919	792,056	20,137

	Euro	Buy	6/19/13	8,400,260	8,506,718	(106,458)

	Japanese Yen	Sell	5/15/13	2,889,447	3,043,898	154,451

	Mexican Peso	Buy	4/17/13	1,987,274	1,905,413	81,861

	New Zealand Dollar	Sell	4/17/13	1,163,182	1,173,081	9,899

	Norwegian Krone	Sell	6/19/13	949,486	951,500	2,014

Dynamic Asset Allocation Balanced Fund	77

FORWARD CURRENCY CONTRACTS at 3/31/13 (aggregate face value $308,681,481) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International cont.

	Philippine Peso	Buy	5/15/13	$707,003	$711,787	$(4,784)

	Polish Zloty	Buy	6/19/13	90,463	90,532	(69)

	Russian Ruble	Buy	6/19/13	2,468,917	2,485,825	(16,908)

	South African Rand	Buy	4/17/13	127,031	131,047	(4,016)

	South Korean Won	Buy	5/15/13	377,848	413,709	(35,861)

	Swedish Krona	Buy	6/19/13	1,069,531	1,082,861	(13,330)

	Swiss Franc	Sell	6/19/13	1,368,992	1,376,141	7,149

	New Taiwan Dollar	Buy	5/15/13	88,126	89,460	(1,334)

	Turkish Lira	Buy	6/19/13	343,156	351,409	(8,253)

Deutsche Bank AG

	Australian Dollar	Buy	4/17/13	9,705,545	9,666,988	38,557

	Brazilian Real	Buy	4/17/13	748,601	753,850	(5,249)

	Canadian Dollar	Sell	4/17/13	2,795,719	2,782,443	(13,276)

	Euro	Buy	6/19/13	2,147,520	2,158,402	(10,882)

	Euro	Sell	6/19/13	2,147,520	2,178,113	30,593

	Japanese Yen	Sell	5/15/13	2,827,628	2,878,802	51,174

	Mexican Peso	Buy	4/17/13	630,175	591,661	38,514

	Norwegian Krone	Sell	6/19/13	1,730,528	1,720,946	(9,582)

	Polish Zloty	Buy	6/19/13	926,084	946,475	(20,391)

	Singapore Dollar	Buy	5/15/13	1,581,661	1,583,915	(2,254)

	Singapore Dollar	Sell	5/15/13	1,581,661	1,570,276	(11,385)

	South Korean Won	Buy	5/15/13	537,101	567,636	(30,535)

	Swedish Krona	Buy	6/19/13	1,278,933	1,289,335	(10,402)

	Swiss Franc	Sell	6/19/13	2,588,990	2,602,332	13,342

	Turkish Lira	Buy	6/19/13	1,146,571	1,148,703	(2,132)

Goldman Sachs International

	Australian Dollar	Buy	4/17/13	2,057,866	2,049,830	8,036

	British Pound	Sell	6/19/13	49,210	46,957	(2,253)

	Canadian Dollar	Sell	4/17/13	1,332,321	1,305,692	(26,629)

	Euro	Sell	6/19/13	3,917,325	3,975,931	58,606

	Japanese Yen	Buy	5/15/13	1,363,443	1,360,564	2,879

	Japanese Yen	Sell	5/15/13	1,363,443	1,380,127	16,684

	Norwegian Krone	Sell	6/19/13	1,283,404	1,307,844	24,440

HSBC Bank USA, National Association

	Australian Dollar	Buy	4/17/13	2,570,201	2,560,633	9,568

	British Pound	Buy	6/19/13	376,977	376,688	289

	British Pound	Sell	6/19/13	376,977	372,392	(4,585)

	Canadian Dollar	Sell	4/17/13	750,446	752,136	1,690

	Euro	Sell	6/19/13	1,640,908	1,672,320	31,412

	Japanese Yen	Sell	5/15/13	1,696,043	1,724,529	28,486

	Norwegian Krone	Buy	6/19/13	1,980	1,980	—

	Norwegian Krone	Sell	6/19/13	1,980	2,001	21

78 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 3/31/13 (aggregate face value $308,681,481) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association cont.

	Philippine Peso	Buy	5/15/13	$781,780	$789,002	$(7,222)

	Russian Ruble	Buy	6/19/13	2,095,958	2,112,816	(16,858)

	South Korean Won	Buy	5/15/13	495,270	525,230	(29,960)

	Swiss Franc	Sell	6/19/13	2,655,104	2,676,190	21,086

	Turkish Lira	Buy	6/19/13	1,037,731	1,038,156	(425)

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	4/17/13	4,780,124	4,741,445	38,679

	Brazilian Real	Buy	4/17/13	1,572,493	1,591,261	(18,768)

	British Pound	Buy	6/19/13	4,341,155	4,289,644	51,511

	Canadian Dollar	Sell	4/17/13	1,186,581	1,251,748	65,167

	Chilean Peso	Buy	4/17/13	1,156,891	1,139,110	17,781

	Chinese Yuan	Buy	5/15/13	963,226	959,184	4,042

	Euro	Sell	6/19/13	10,399,260	10,573,977	174,717

	Japanese Yen	Buy	5/15/13	2,757,002	2,737,987	19,015

	Malaysian Ringgit	Buy	5/15/13	938,185	936,807	1,378

	Mexican Peso	Buy	4/17/13	2,052,930	1,975,842	77,088

	Norwegian Krone	Sell	6/19/13	680,279	686,997	6,718

	Polish Zloty	Buy	6/19/13	163,987	167,467	(3,480)

	Russian Ruble	Buy	6/19/13	73,429	73,893	(464)

	South Korean Won	Buy	5/15/13	98,292	119,486	(21,194)

	Swedish Krona	Buy	6/19/13	2,520,974	2,559,486	(38,512)

	Swiss Franc	Sell	6/19/13	1,916,568	1,941,484	24,916

	New Taiwan Dollar	Buy	5/15/13	357,698	367,596	(9,898)

	Turkish Lira	Buy	6/19/13	339,435	347,636	(8,201)

State Street Bank and Trust Co.

	Australian Dollar	Buy	4/17/13	3,013,579	2,984,529	29,050

	Australian Dollar	Sell	4/17/13	3,013,579	2,982,021	(31,558)

	Brazilian Real	Buy	4/17/13	1,390,443	1,409,553	(19,110)

	British Pound	Buy	6/19/13	305,439	305,201	238

	British Pound	Sell	6/19/13	305,439	301,736	(3,703)

	Canadian Dollar	Sell	4/17/13	1,484,556	1,500,038	15,482

	Chilean Peso	Buy	4/17/13	1,516,566	1,499,897	16,669

	Colombian Peso	Buy	4/17/13	1,517,503	1,543,067	(25,564)

	Czech Koruna	Buy	6/19/13	438,275	449,869	(11,594)

	Czech Koruna	Sell	6/19/13	438,275	446,733	8,458

	Euro	Sell	6/19/13	3,040,695	3,084,740	44,045

	Japanese Yen	Buy	5/15/13	4,042,167	3,991,807	50,360

	Japanese Yen	Sell	5/15/13	4,042,167	4,088,478	46,311

	Mexican Peso	Buy	4/17/13	634,937	600,271	34,666

	Norwegian Krone	Buy	6/19/13	1,281,322	1,281,400	(78)

	Norwegian Krone	Sell	6/19/13	1,281,322	1,295,623	14,301

	Polish Zloty	Buy	6/19/13	149,612	152,587	(2,975)

Dynamic Asset Allocation Balanced Fund 79

FORWARD CURRENCY CONTRACTS at 3/31/13 (aggregate face value $308,681,481) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	South Korean Won	Buy	5/15/13	$386,563	$433,176	$(46,613)

	Swedish Krona	Buy	6/19/13	1,294,622	1,312,032	(17,410)

	Swiss Franc	Sell	6/19/13	3,223,347	3,256,004	32,657

	Turkish Lira	Buy	6/19/13	333,689	341,931	(8,242)

UBS AG

	Australian Dollar	Buy	4/17/13	8,597,359	8,543,010	54,349

	British Pound	Sell	6/19/13	1,351,922	1,358,138	6,216

	Canadian Dollar	Sell	4/17/13	2,174,874	2,201,909	27,035

	Chilean Peso	Buy	4/17/13	2,390,549	2,370,519	20,030

	Chilean Peso	Sell	4/17/13	2,390,549	2,381,955	(8,594)

	Czech Koruna	Buy	6/19/13	392,040	402,382	(10,342)

	Czech Koruna	Sell	6/19/13	392,040	399,471	7,431

	Euro	Buy	6/19/13	10,726,569	10,889,827	(163,258)

	Japanese Yen	Sell	5/15/13	3,448,826	3,576,546	127,720

	Mexican Peso	Buy	4/17/13	193,571	171,204	22,367

	Norwegian Krone	Sell	6/19/13	118,293	111,145	(7,148)

	Philippine Peso	Buy	5/15/13	103,521	105,178	(1,657)

	Russian Ruble	Buy	6/19/13	76,807	78,111	(1,304)

	Singapore Dollar	Buy	5/15/13	1,417,254	1,416,904	350

	Singapore Dollar	Sell	5/15/13	1,417,254	1,406,925	(10,329)

	Swedish Krona	Buy	6/19/13	1,252,030	1,277,807	(25,777)

	Swiss Franc	Buy	6/19/13	2,708,037	2,723,246	(15,209)

	New Taiwan Dollar	Buy	5/15/13	321,846	326,607	(4,761)

	Turkish Lira	Buy	6/19/13	1,078,936	1,080,786	(1,850)

WestPac Banking Corp.

	Australian Dollar	Buy	4/17/13	2,480,235	2,471,172	9,063

	British Pound	Buy	6/19/13	1,335,974	1,323,512	12,462

	British Pound	Sell	6/19/13	1,335,974	1,323,508	(12,466)

	Canadian Dollar	Sell	4/17/13	2,023,328	2,060,837	37,509

	Euro	Sell	6/19/13	13,767,649	13,965,162	197,513

	Japanese Yen	Buy	5/15/13	1,777,537	1,741,015	36,522

	Japanese Yen	Sell	5/15/13	1,777,537	1,800,077	22,540

	Mexican Peso	Buy	4/17/13	724,208	704,645	19,563

	New Zealand Dollar	Buy	4/17/13	1,812,190	1,783,271	28,919

	New Zealand Dollar	Sell	4/17/13	1,812,190	1,768,866	(43,324)

Total						$1,212,854

FUTURES CONTRACTS OUTSTANDING at 3/31/13 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	193	$24,434,778	Jun-13	$319,673

Canadian Government Bond
10 yr (Long)	10	1,329,133	Jun-13	29,788

Euro STOXX 50 Index (Long)	835	27,336,622	Jun-13	(113,877)

80 Dynamic Asset Allocation Balanced Fund

FUTURES CONTRACTS OUTSTANDING at 3/31/13 (Unaudited) cont.

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Short)	221	$7,235,202	Jun-13	$257,085

FTSE 100 Index (Long)	133	12,834,533	Jun-13	(11,337)

FTSE 100 Index (Short)	61	5,886,515	Jun-13	82,329

MSCI EAFE Index Mini (Long)	27	2,239,920	Jun-13	(18,865)

NASDAQ 100 Index E-Mini (Short)	389	21,869,580	Jun-13	(213,426)

OMXS 30 Index (Short)	129	2,355,694	Apr-13	(990)

Russell 2000 Index Mini (Long)	388	36,817,320	Jun-13	360,317

Russell 2000 Index Mini (Short)	67	6,357,630	Jun-13	(163,949)

S&P 500 Index (Long)	8	3,125,400	Jun-13	57,695

S&P 500 Index E-Mini (Long)	2,713	211,980,255	Jun-13	4,138,682

S&P 500 Index E-Mini (Short)	1,100	85,948,500	Jun-13	(345,106)

S&P Mid Cap 400 Index
E-Mini (Long)	336	38,673,600	Jun-13	1,251,944

S&P Mid Cap 400 Index
E-Mini (Short)	236	27,163,600	Jun-13	(699,023)

S&P/TSX 60 Index (Long)	160	22,960,870	Jun-13	100,167

SGX MSCI Singapore Index (Short)	15	901,681	Apr-13	(4,910)

SPI 200 Index (Short)	81	10,472,073	Jun-13	210,567

Tokyo Price Index (Long)	180	19,857,651	Jun-13	895,937

Tokyo Price Index (Short)	62	6,839,858	Jun-13	(309,193)

U.K. Gilt 10 yr (Long)	133	24,003,872	Jun-13	968,858

U.S. Treasury Bond 30 yr (Long)	208	30,049,500	Jun-13	73,191

U.S. Treasury Bond Ultra
30 yr (Long)	51	8,037,281	Jun-13	(55,480)

U.S. Treasury Note 2 yr (Long)	206	45,413,344	Jun-13	(3,610)

U.S. Treasury Note 2 yr (Short)	151	33,288,422	Jun-13	2,072

U.S. Treasury Note 5 yr (Long)	371	46,024,289	Jun-13	45,233

U.S. Treasury Note 5 yr (Short)	11	1,364,602	Jun-13	(1,396)

U.S. Treasury Note 10 yr (Long)	157	20,721,547	Jun-13	30,624

U.S. Treasury Note 10 yr (Short)	378	49,890,094	Jun-13	(74,549)

Total				$6,808,451

WRITTEN EQUITY OPTIONS OUTSTANDING at 3/31/13 (premiums $5,913) (Unaudited)

	Expiration date/	Contract
	strike price	amount	Value

AIA Group, Ltd. (Call)	Apr-13/HKD 33.52	12,000	$1,046

European Aeronautic Defence and Space
Co. NV (Call)	Apr-13/EUR 40.93	964	322

Pernod-Ricard SA (Call)	Apr-13/EUR 97.62	817	1,341

SABMiller PLC (Call)	Apr-13/GBP 34.41	1,990	1,473

Sun Hung Kai Properties, Ltd. (Call)	Apr-13/HKD 102.02	8,000	3,067

Total			$7,249

Dynamic Asset Allocation Balanced Fund	81

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/13 (Unaudited)

Counterparty			Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	appreciation/
Floating rate index/Maturity date	date/strike	amount	(depreciation)

Barclays Bank PLC
2.4/3 month USD-LIBOR-BBA/Jun-23 (Written)	Jun-13/2.40	$2,318,000	$10,083

Citibank, N.A.
2.4/3 month USD-LIBOR-BBA/Jun-23 (Written)	Jun-13/2.40	2,318,000	9,991

Credit Suisse International
2.4/3 month USD-LIBOR-BBA/Jun-23 (Written)	Jun-13/2.40	2,318,000	9,921

Deutsche Bank AG
2.4/3 month USD-LIBOR-BBA/Jun-23 (Written)	Jun-13/2.40	2,318,000	10,338

JPMorgan Chase Bank N.A.
1.9/3 month USD-LIBOR-BBA/
Jun-23 (Purchased)	Jun-13/1.90	9,926,935	(7,743)

(2.4)/3 month USD-LIBOR-BBA/
Jun-23 (Purchased)	Jun-13/2.40	9,926,935	(64,426)

Total			$(31,836)

TBA SALE COMMITMENTS OUTSTANDING at 3/31/13 (proceeds receivable $23,937,227) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s, April 1, 2043	$4,000,000	4/11/13	$4,124,688

Government National Mortgage Association, 3s,
April 1, 2043	19,000,000	4/18/13	19,838,671

Total			$23,963,359

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/13 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
	$53,730,000 E	$(56,788)	6/19/15	0.40%	3 month USD-	$1,240
					LIBOR-BBA

	22,610,000 E	(177,360)	6/19/18	1.00%	3 month USD-	(121,513)
					LIBOR-BBA

	12,540,000 E	(278,541)	6/19/23	2.00%	3 month USD-	(168,691)
					LIBOR-BBA

	1,880,000 E	(53,868)	6/19/43	3.00%	3 month USD-	(40,784)
					LIBOR-BBA

Barclays Bank PLC
GBP	2,430,000	—	8/15/31	3.6%	6 month GBP-	(533,478)
					LIBOR-BBA

Credit Suisse International
	$17,000,000 E	64,776	6/19/18	3 month USD-	1.00%	22,786
				LIBOR-BBA

	100,000 E	1,073	6/19/43	3 month USD-	3.00%	377
				LIBOR-BBA

	5,500,000 E	65,037	6/19/23	3 month USD-	2.00%	16,857
				LIBOR-BBA

82 Dynamic Asset Allocation Balanced Fund

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/13 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
	$23,000,000 E	$28,857	6/19/15	3 month USD-	0.40%	$4,017
				LIBOR-BBA

MXN	30,380,000	—	7/21/20	1 month MXN-TIIE-	6.895%	255,840
				BANXICO

Deutsche Bank AG
MXN	30,380,000	—	7/17/20	1 month MXN-TIIE-	6.95%	256,526
				BANXICO

Goldman Sachs International
GBP	2,430,000	—	9/23/31	6 month GBP-	3.1175%	242,031
				LIBOR-BBA

JPMorgan Chase Bank N.A.
CAD	2,470,000	—	9/21/21	2.3911%	3 month CAD-	(51,869)
					BA-CDOR

CAD	3,922,000	—	5/2/15	3 month CAD-BA-	1.6575%	32,803
				CDOR

MXN	10,354,000	—	9/11/20	6.82%	1 month MXN-	(83,515)
					TIIE-BANXICO

MXN	13,389,000	—	9/14/20	6.82%	1 month MXN-	(108,164)
					TIIE-BANXICO

MXN	4,340,000	—	7/16/20	1 month MXN-TIIE-	6.99%	38,693
				BANXICO

MXN	49,187,000	—	7/30/20	6.3833%	1 month MXN-	(280,459)
					TIIE-BANXICO

MXN	7,830,000	—	11/4/20	1 month MXN-TIIE-	6.75%	60,606
				BANXICO

Total						$(456,697)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/13 (Unaudited)

		Fixed payments	Total return	Unrealized
Swap counterparty/	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$110,598	1/12/42	4.00% (1 month	Synthetic TRS Index	$(529)
		USD-LIBOR)	4.00% 30 year Fannie
			Mae pools

5,035,606	1/12/41	4.00% (1 month	Synthetic TRS Index	(24,084)
		USD-LIBOR)	4.00% 30 year Fannie
			Mae pools

1,053,054	1/12/41	4.00% (1 month	Synthetic TRS Index	(5,036)
		USD-LIBOR)	4.00% 30 year Fannie
			Mae pools

15,611	1/12/38	6.50% (1 month	Synthetic TRS Index	(35)
		USD-LIBOR)	6.50% 30 year Fannie
			Mae pools

Dynamic Asset Allocation Balanced Fund 83

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/13 (Unaudited) cont.

		Fixed payments	Total return	Unrealized
Swap counterparty/	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$85,363	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(415)
		USD-LIBOR	6.50% 30 year Fannie
			Mae pools

4,700,000	4/7/16	(2.63%)	USA Non Revised	(83,124)
			Consumer Price
			Index-Urban (CPI-U)

42,372	1/12/41	5.00% (1 month	Synthetic MBX Index	186
		USD-LIBOR)	5.00% 30 year Fannie
			Mae pools

615,937	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,946)
		USD-LIBOR)	4.00% 30 year Fannie
			Mae pools

104,298	1/12/40	5.00% (1 month	Synthetic MBX Index	458
		USD-LIBOR)	5.00% 30 year Fannie
			Mae pools

811,114	1/12/40	4.50% (1 month	Synthetic MBX Index	4,743
		USD-LIBOR)	4.50% 30 year Fannie
			Mae pools

1,593,785	1/12/41	5.00% (1 month	Synthetic MBX Index	6,994
		USD-LIBOR)	5.00% 30 year Fannie
			Mae pools

958,208	1/12/41	5.00% (1 month	Synthetic MBX Index	4,205
		USD-LIBOR)	5.00% 30 year Fannie
			Mae pools

175,591	1/12/40	5.00% (1 month	Synthetic MBX Index	771
		USD-LIBOR)	5.00% 30 year Fannie
			Mae pools

569,899	1/12/40	5.00% (1 month	Synthetic MBX Index	2,502
		USD-LIBOR)	5.00% 30 year Fannie
			Mae pools

413,232	1/12/40	5.00% (1 month	Synthetic MBX Index	1,814
		USD-LIBOR)	5.00% 30 year Fannie
			Mae pools

15,051	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(39)
		USD-LIBOR	6.00% 30 year Fannie
			Mae pools

14,947	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(73)
		USD-LIBOR	6.50% 30 year Fannie
			Mae pools

902,457	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,391)
		USD-LIBOR	6.50% 30 year Fannie
			Mae pools

520,549	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(1,340)
		USD-LIBOR	6.00% 30 year Fannie
			Mae pools

644,541	1/12/38	6.50% (1 month	Synthetic MBX Index	3,136
		USD-LIBOR)	6.50% 30 year Fannie
			Mae pools

84 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/13 (Unaudited) cont.
			Fixed payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$371,873	1/12/39	6.00% (1 month	Synthetic MBX Index	$957
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

Citibank, N.A.
	736,664	1/12/41	5.00% (1 month	Synthetic MBX Index	3,233
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

	720,321	1/12/41	5.00% (1 month	Synthetic MBX Index	3,161
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

baskets	501	2/13/14	(3 month USD-	A basket	2,974,341
			LIBOR-BBA plus	(CGPUTQL2) of
			0.10%)	common stocks

units	11,544	2/13/14	3 month USD-	Russell 1000 Total	(1,745,240)
			LIBOR-BBA minus	Return Index
			0.15%

Credit Suisse International
	$4,183,098	1/12/41	4.50% (1 month	Synthetic MBX Index	26,409
			USD-LIBOR)	4.50% 30 year Ginnie
				Mae II pools

Goldman Sachs International
	422,349	1/12/39	6.00% (1 month	Synthetic TRS Index	209
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

	2,690,000	3/1/16	2.47%	USA Non Revised	18,265
				Consumer Price
				Index-Urban (CPI-U)

	2,017,500	3/3/16	2.45%	USA Non Revised	11,641
				Consumer Price
				Index-Urban (CPI-U)

	72,575	1/12/38	6.50% (1 month	Synthetic TRS Index	(161)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

	136,161	1/12/41	4.00% (1 month	Synthetic TRS Index	(651)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

	137,293	1/12/41	4.50% (1 month	Synthetic TRS Index	(599)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

	274,734	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,314)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

	274,734	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,314)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

	3,154,486	1/12/41	4.00% (1 month	Synthetic TRS Index	(15,087)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Dynamic Asset Allocation Balanced Fund 85

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/13 (Unaudited) cont.
		Fixed payments	Total return	Unrealized
Swap counterparty/	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$630,553	1/12/41	4.50% (1 month	Synthetic TRS Index	$(2,751)
		USD-LIBOR)	4.50% 30 year Fannie
			Mae pools

1,125,517	1/12/41	4.00% (1 month	Synthetic TRS Index	(5,383)
		USD-LIBOR)	4.00% 30 year Fannie
			Mae pools

1,173,637	1/12/41	4.50% (1 month	Synthetic TRS Index	(5,121)
		USD-LIBOR)	4.50% 30 year Fannie
			Mae pools

267,390	1/12/41	4.50% (1 month	Synthetic TRS Index	(1,167)
		USD-LIBOR)	4.50% 30 year Fannie
			Mae pools

89,410	1/12/41	4.00% (1 month	Synthetic TRS Index	(428)
		USD-LIBOR)	4.00% 30 year Fannie
			Mae pools

5,979	1/12/38	6.50% (1 month	Synthetic TRS Index	(13)
		USD-LIBOR)	6.50% 30 year Fannie
			Mae pools

153,348	1/12/41	4.50% (1 month	Synthetic TRS Index	(669)
		USD-LIBOR)	4.50% 30 year Fannie
			Mae pools

1,546,869	1/12/40	4.00% (1 month	Synthetic TRS Index	(8,361)
		USD-LIBOR)	4.00% 30 year Fannie
			Mae pools

462,245	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,211)
		USD-LIBOR)	4.00% 30 year Fannie
			Mae pools

78,222	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(381)
		USD-LIBOR	6.50% 30 year Fannie
			Mae pools

93,833	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(457)
		USD-LIBOR	6.50% 30 year Fannie
			Mae pools

1,574,905	1/12/41	4.00% (1 month	Synthetic TRS Index	(7,532)
		USD-LIBOR)	4.00% 30 year Fannie
			Mae pools

1,731,343	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(8,425)
		USD-LIBOR	6.50% 30 year Fannie
			Mae pools

1,864,000	4/3/17	2.3225%	USA Non Revised	3,877
			Consumer Price
			Index-Urban (CPI-U)

1,864,000	4/4/17	2.35%	USA Non Revised	6,636
			Consumer Price
			Index-Urban (CPI-U)

1,864,000	4/5/17	2.355%	USA Non Revised	7,176
			Consumer Price
			Index-Urban (CPI-U)

86 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/13 (Unaudited) cont.

			Fixed payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$1,864,000	4/5/22	2.66%	USA Non Revised	$7,065
				Consumer Price
				Index-Urban (CPI-U)

GBP	1,163,000	3/30/17	(3.0925%)	GBP Non-revised UK	28,239
				Retail Price Index

GBP	1,163,000	4/2/17	(3.085%)	GBP Non-revised UK	24,280
				Retail Price Index

GBP	2,326,000	9/20/17	2.6625%	GBP Non-revised UK	(158,263)
				Retail Price Index

GBP	1,163,000	9/21/17	2.66%	GBP Non-revised UK	(79,361)
				Retail Price Index

GBP	1,163,000	4/3/17	(3.09%)	GBP Non-revised UK	23,803
				Retail Price Index

JPMorgan Chase Bank N.A.
	$415,202	1/12/41	4.50% (1 month	Synthetic TRS Index	(1,812)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Total					$995,388

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/13 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
DJ CDX NA CMBX	BBB–/P	$2,953	$49,000	5/11/63	300 bp	$(429)
BBB Index

DJ CDX NA CMBX	BBB–/P	4,785	70,000	5/11/63	300 bp	(46)
BBB Index

DJ CDX NA CMBX	BBB–/P	6,050	98,000	5/11/63	300 bp	(714)
BBB Index

DJ CDX NA CMBX	BBB–/P	5,757	101,000	5/11/63	300 bp	(1,214)
BBB Index

Barclays Bank PLC
DJ CDX NA IG Series	BBB+/P	(10,563)	2,915,000	6/20/18	100 bp	3,987
20 Index

Citibank, N.A.
DJ CDX EM Series	—	(8,100)	300,000	6/20/14	(500 bp)	(16,704)
11 Index

DJ CDX NA IG Series	BBB+/P	(60,700)	12,435,000	6/20/18	100 bp	1,710
20 Index

Credit Suisse International
DJ CDX NA HY	B+/P	60,988	24,395,000	12/20/17	500 bp	1,124,040
Series 19 Index

DJ CDX NA IG Series	BBB+/P	(12,484)	2,525,000	6/20/18	100 bp	189
20 Index

Dynamic Asset Allocation Balanced Fund	87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/13 (Unaudited) cont.
		Upfront				Fixed payments
		premium			Termi-	received	Unrealized
Swap counterparty/		received		Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**		amount	date	per annum	(depreciation)

Deutsche Bank AG
DJ CDX EM Series	—	$(37,840)		$1,720,000	6/20/14	(500 bp)	$(87,169)
11 Index

DJ CDX NA HY	B+/P	(108,647)		34,767,000	12/20/17	500 bp	1,406,383
Series 19 Index

DJ CDX NA IG Series	BBB+/P	(1,720)		510,000	6/20/18	100 bp	825
20 Index

Smurfit Kappa	B+	—	EUR	580,000	9/20/13	715 bp	26,872
Funding, 7 3/4%,
4/1/15

Virgin Media	BB–	—	EUR	800,000	9/20/13	535 bp	25,341
Finance PLC,
8 3/4%, 4/15/14

Virgin Media	BB–	—	EUR	800,000	9/20/13	477 bp	22,260
Finance PLC,
8 3/4%, 4/15/14

Goldman Sachs International
CSC Holdings, Inc.,	Ba3	—		$605,000	9/20/13	495 bp	14,774
7 5/8%, 7/15/18

DJ CDX NA IG Series	BBB+/P	(2,776)		505,000	6/20/18	100 bp	(157)
20 Index

JPMorgan Chase Bank N.A.
DJ CDX NA HY	B+/P	(110,468)		6,798,000	12/20/17	500 bp	185,767
Series 19 Index

Total							$2,705,715

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2013. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

88 Dynamic Asset Allocation Balanced Fund

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$30,885,341	$3,092,659	$—

Capital goods	37,312,906	2,134,780	70,449

Communication services	28,391,680	930,175	—

Conglomerates	11,472,726	653,369	—

Consumer cyclicals	66,392,674	5,039,664	—

Consumer staples	53,949,127	4,080,095	3,736

Energy	54,945,760	765,078	—

Financials	98,919,687	11,512,691	—

Health care	74,694,663	2,077,420	—

Technology	101,554,557	3,052,403	—

Transportation	6,871,637	1,545,322	—

Utilities and power	17,272,003	1,570,117	—

Total common stocks	582,662,761	36,453,773	74,185

Commodity linked notes	—	10,290,889	—

Convertible bonds and notes	—	696,128	—

Convertible preferred stocks	155,610	556,471	—

Corporate bonds and notes	—	248,510,161	—

Foreign government and agency bonds and notes	—	9,013,634	—

Investment companies	11,066,154	—	—

Mortgage-backed securities	—	45,576,594	—

Municipal bonds and notes	—	432,561	—

Preferred stocks	—	1,388,558	—

Purchased equity options outstanding	—	4,678	—

Senior loans	—	3,867,985	—

U.S. government and agency mortgage obligations	—	179,713,438	—

U.S. treasury obligations	—	43,065	—

Warrants	—	2,174	974

Short-term investments	322,270,316	76,638,342	—

Totals by level	$916,154,841	$613,188,451	$75,159

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,212,854	$—

Futures contracts	6,808,451	—	—

Written equity options outstanding	—	(7,249)	—

Forward premium swap option contracts	—	(31,836)	—

TBA sale commitments	—	(23,963,359)	—

Interest rate swap contracts	—	(49,883)	—

Total return swap contracts	—	995,388	—

Credit default contracts	—	2,978,480	—

Totals by level	$6,808,451	$(18,865,605)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 89

Statement of assets and liabilities 3/31/13 (Unaudited)

ASSETS

Investment in securities, at value, including $1,527,155 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,085,297,775)	$1,213,566,567
Affiliated issuers (identified cost $315,851,884) (Notes 1 and 6)	315,851,884

Cash	61,506

Foreign currency (cost $3,184,261) (Note 1)	2,897,228

Dividends, interest and other receivables	6,743,396

Receivable for shares of the fund sold	14,875,315

Receivable for investments sold	2,694,994

Receivable for sales of delayed delivery securities (Note 1)	23,967,477

Receivable for variation margin (Note 1)	637,509

Unrealized appreciation on forward premium swap option contracts (Note 1)	40,333

Unrealized appreciation on forward currency contracts (Note 1)	2,590,688

Unrealized appreciation on OTC swap contracts (Note 1)	6,908,025

Premium paid on OTC swap contracts (Note 1)	919,855

Total assets	1,591,754,777

LIABILITIES

Payable for investments purchased	3,942,857

Payable for purchases of delayed delivery securities (Note 1)	180,302,108

Payable for shares of the fund repurchased	17,741,245

Payable for compensation of Manager (Note 2)	604,434

Payable for custodian fees (Note 2)	48,164

Payable for investor servicing fees (Note 2)	385,643

Payable for Trustee compensation and expenses (Note 2)	317,889

Payable for administrative services (Note 2)	4,810

Payable for distribution fees (Note 2)	748,990

Unrealized depreciation on OTC swap contracts (Note 1)	3,663,619

Premium received on OTC swap contracts (Note 1)	240,276

Unrealized depreciation on forward premium swap option contracts (Note 1)	72,169

Unrealized depreciation on forward currency contracts (Note 1)	1,377,834

Written options outstanding, at value (premiums $5,913) (Notes 1 and 3)	7,249

TBA sale commitments, at value (proceeds receivable $23,937,227) (Note 1)	23,963,359

Collateral on securities loaned, at value (Note 1)	1,581,568

Collateral on certain derivative contracts, at value (Note 1)	8,043,065

Other accrued expenses	199,785

Total liabilities	243,245,064

Net assets	$1,348,509,713

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,322,416,083

Distributions in excess of net investment income (Note 1)	(4,265,674)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(108,827,069)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	139,186,373

Total — Representing net assets applicable to capital shares outstanding	$1,348,509,713

(Continued on next page)

90 Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($923,639,477 divided by 72,772,326 shares)	$12.69

Offering price per class A share (100/94.25 of $12.69)*	$13.46

Net asset value and offering price per class B share ($84,744,866 divided by 6,701,757 shares)**	$12.65

Net asset value and offering price per class C share ($103,575,047 divided by 8,328,283 shares)**	$12.44

Net asset value and redemption price per class M share ($25,861,122 divided by 2,041,146 shares)	$12.67

Offering price per class M share (100/96.50 of $12.67)*	$13.13

Net asset value, offering price and redemption price per class R share
($11,997,229 divided by 951,479 shares)	$12.61

Net asset value, offering price and redemption price per class R5 share
($11,363 divided by 894 shares)	$12.71

Net asset value, offering price and redemption price per class R6 share
($9,440,227 divided by 742,740 shares)	$12.71

Net asset value, offering price and redemption price per class Y share
($189,240,382 divided by 14,890,311 shares)	$12.71

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund	91

Statement of operations Six months ended 3/31/13 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $667) (including interest income of $190,940 from investments
in affiliated issuers) (Note 6)	$10,456,763

Dividends (net of foreign tax of $109,417)	7,936,166

Securities lending (Note 1)	38,390

Total investment income	18,431,319

EXPENSES

Compensation of Manager (Note 2)	3,466,418

Investor servicing fees (Note 2)	1,175,945

Custodian fees (Note 2)	96,167

Trustee compensation and expenses (Note 2)	64,874

Distribution fees (Note 2)	2,136,640

Administrative services (Note 2)	22,152

Other	272,544

Total expenses	7,234,740

Expense reduction (Note 2)	(15,421)

Net expenses	7,219,319

Net investment income	11,212,000

Net realized gain on investments (net of foreign tax of $7,025) (Notes 1 and 3)	33,083,275

Net realized gain on swap contracts (Note 1)	9,052,058

Net realized gain on futures contracts (Note 1)	14,272,541

Net realized gain on foreign currency transactions (Note 1)	1,898,002

Net realized gain on written options (Notes 1 and 3)	435,830

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	1,623,753

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	23,874,860

Net gain on investments	84,240,319

Net increase in net assets resulting from operations	$95,452,319

The accompanying notes are an integral part of these financial statements.

92 Dynamic Asset Allocation Balanced Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 3/31/13*	Year ended 9/30/12

Operations:
Net investment income	$11,212,000	$21,460,165

Net realized gain on investments
and foreign currency transactions	58,741,706	46,926,231

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	25,498,613	172,755,649

Net increase in net assets resulting from operations	95,452,319	241,142,045

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(7,037,653)	(14,910,054)

Class B	(339,366)	(831,938)

Class C	(439,081)	(958,614)

Class M	(128,598)	(268,070)

Class R	(78,965)	(167,788)

Class R5	(99)	(48)

Class R6	(105)	(50)

Class Y	(1,730,361)	(3,523,769)

Decrease from capital share transactions (Note 4)	(47,542,618)	(133,881,070)

Total increase in net assets	38,155,473	86,600,644

NET ASSETS

Beginning of period	1,310,354,240	1,223,753,596

End of period (including distributions in excess of net
investment income of $4,265,674 and $5,723,446, respectively)	$1,348,509,713	$1,310,354,240

* Unaudited

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 93

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%) [d]

Class A
March 31, 2013**	$11.89	.11	.79	.90	(.10)	(.10)	—	—	$12.69	7.56*	$923,639	.52*	.90*	100*
September 30, 2012	9.99	.20	1.89	2.09	(.19)	(.19)	—	—	11.89	21.06	899,121	1.06	1.76	182
September 30, 2011	10.47	.21	(.28)	(.07)	(.41)	(.41)	—	— [e]	9.99	(.92)	843,218	1.06	1.91	158
September 30, 2010	9.82	.27	.94	1.21	(.56)	(.56)	— [f]	—	10.47	12.62	931,461	1.10 [g]	2.71 [g]	138
September 30, 2009	10.01	.21	.05 [h]	.26	(.45)	(.45)	— [f]	—	9.82	3.79	927,285	1.23 [g,i]	2.54 [g]	201
September 30, 2008	12.74	.36	(2.81)	(2.45)	(.28)	(.28)	— f	—	10.01	(19.45)	1,142,882	1.09 [g]	3.07 [g]	124

Class B
March 31, 2013**	$11.84	.06	.80	.86	(.05)	(.05)	—	—	$12.65	7.28*	$84,745	.89*	.52*	100*
September 30, 2012	9.95	.11	1.89	2.00	(.11)	(.11)	—	—	11.84	20.13	85,833	1.81	1.02	182
September 30, 2011	10.43	.13	(.29)	(.16)	(.32)	(.32)	—	— [e]	9.95	(1.71)	88,888	1.81	1.15	158
September 30, 2010	9.78	.20	.93	1.13	(.48)	(.48)	— [f]	—	10.43	11.80	114,661	1.85 [g]	1.97 [g]	138
September 30, 2009	9.96	.14	.07 [h]	.21	(.39)	(.39)	— [f]	—	9.78	3.10	131,854	1.98 [g,i]	1.76 [g]	201
September 30, 2008	12.66	.27	(2.78)	(2.51)	(.19)	(.19)	— [f]	—	9.96	(19.99)	191,536	1.84 [g]	2.30 [g]	124

Class C
March 31, 2013**	$11.65	.06	.78	.84	(.05)	(.05)	—	—	$12.44	7.25*	$103,575	.89*	.53*	100*
September 30, 2012	9.80	.11	1.85	1.96	(.11)	(.11)	—	—	11.65	20.07	98,192	1.81	1.01	182
September 30, 2011	10.28	.13	(.28)	(.15)	(.33)	(.33)	—	— [e]	9.80	(1.68)	91,254	1.81	1.16	158
September 30, 2010	9.65	.19	.92	1.11	(.48)	(.48)	— [f]	—	10.28	11.79	98,134	1.85 [g]	1.96 [g]	138
September 30, 2009	9.85	.15	.04 [h]	.19	(.39)	(.39)	— [f]	—	9.65	2.97	99,579	1.98 [g,i]	1.79 [g]	201
September 30, 2008	12.53	.27	(2.76)	(2.49)	(.19)	(.19)	— [f]	—	9.85	(20.01)	118,179	1.84 [g]	2.32 [g]	124

Class M
March 31, 2013**	$11.87	.08	.79	.87	(.07)	(.07)	—	—	$12.67	7.33*	$25,861	.77*	.65*	100*
September 30, 2012	9.98	.14	1.89	2.03	(.14)	(.14)	—	—	11.87	20.40	21,876	1.56	1.27	182
September 30, 2011	10.46	.15	(.28)	(.13)	(.35)	(.35)	—	— [e]	9.98	(1.44)	19,151	1.56	1.41	158
September 30, 2010	9.81	.22	.93	1.15	(.50)	(.50)	— [f]	—	10.46	12.08	23,600	1.60 [g]	2.20 [g]	138
September 30, 2009	10.00	.17	.05 [h]	.22	(.41)	(.41)	— [f]	—	9.81	3.27	22,010	1.73 [g,i]	2.04 [g]	201
September 30, 2008	12.72	.30	(2.80)	(2.50)	(.22)	(.22)	— [f]	—	10.00	(19.82)	27,475	1.59 [g]	2.58 [g]	124

Class R
March 31, 2013**	$11.81	.09	.79	.88	(.08)	(.08)	—	—	$12.61	7.48*	$11,997	.64*	.77*	100*
September 30, 2012	9.93	.17	1.88	2.05	(.17)	(.17)	—	—	11.81	20.70	11,821	1.31	1.52	182
September 30, 2011	10.41	.18	(.28)	(.10)	(.38)	(.38)	—	— [e]	9.93	(1.18)	10,066	1.31	1.66	158
September 30, 2010	9.77	.25	.92	1.17	(.53)	(.53)	— [f]	—	10.41	12.32	9,614	1.35 [g]	2.45 [g]	138
September 30, 2009	9.97	.19	.04 [h]	.23	(.43)	(.43)	— [f]	—	9.77	3.45	7,476	1.48 [g,i]	2.31 [g]	201
September 30, 2008	12.69	.33	(2.79)	(2.46)	(.26)	(.26)	— [f]	—	9.97	(19.62)	6,667	1.34 [g]	2.83 [g]	124

Class R5
March 31, 2013**	$11.90	.13	.79	.92	(.11)	(.11)	—	—	$12.71	7.78*	$11	.38*	1.05*	100*
September 30, 2012†	11.34	.06	.55	.61	(.05)	(.05)	—	—	11.90	5.41*	11	.19*	.47*	182

Class R6
March 31, 2013**	$11.90	.13	.80	.93	(.12)	(.12)	—	—	$12.71	7.83*	$9,440	.33*	1.09*	100*
September 30, 2012†	11.34	.06	.56	.62	(.06)	(.06)	—	—	11.90	5.44*	11	.16*	.49*	182

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

94 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 95

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%) [d]

Class Y
March 31, 2013**	$11.90	.12	.80	.92	(.11)	(.11)	—	—	$12.71	7.76*	$189,240	.39*	1.02*	100*
September 30, 2012	10.00	.23	1.89	2.12	(.22)	(.22)	—	—	11.90	21.34	193,491.81		2.01	182
September 30, 2011	10.49	.24	(.29)	(.05)	(.44)	(.44)	—	— [e]	10.00	(.76)	171,176.81		2.16	158
September 30, 2010	9.83	.30	.94	1.24	(.58)	(.58)	— [f]	—	10.49	12.98	167,625	.85 [g]	2.99 [g]	138
September 30, 2009	10.03	.24	.03 h	.27	(.47)	(.47)	— [f]	—	9.83	3.96	273,251	.98 [g,i]	2.88 [g]	201
September 30, 2008	12.76	.39	(2.81)	(2.42)	(.31)	(.31)	— [f]	—	10.03	(19.20)	231,078	.84 [g]	3.33 [g]	124

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Portfolio turnover excludes TBA purchase and sale transactions.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Amount represents less than $0.01 per share.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.12

September 30, 2008	<0.01

h The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.10% of average net assets as of September 30, 2009.

The accompanying notes are an integral part of these financial statements.

96 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund	97

Notes to financial statements 3/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2012 through March 31, 2013.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust) a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. The fund also invests in fixed income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

98 Dynamic Asset Allocation Balanced Fund

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the

Dynamic Asset Allocation Balanced Fund 99

fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned and to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums is factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average number of contracts, see Note 5.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts

100 Dynamic Asset Allocation Balanced Fund

are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded as a receivable or payable for variation margin on the Statement of assets and liabilities. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk, is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of mark to market margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount see Note 5.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Credit default contracts The fund entered into OTC credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In an OTC credit default contract, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An

Dynamic Asset Allocation Balanced Fund 101

upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The OTC credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant OTC credit default contract.

OTC credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,541,485 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $648,439 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $584,591.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

102 Dynamic Asset Allocation Balanced Fund

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $1,527,155 and the fund received cash collateral of $1,581,568.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Dynamic Asset Allocation Balanced Fund 103

At September 30, 2012, the fund had a capital loss carryover of $159,237,370 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$79,492,513	N/A	$79,492,513	September 30, 2017

79,744,857	N/A	79,744,857	September 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,408,606,288, resulting in gross unrealized appreciation and depreciation of $139,540,113 and $18,727,950, respectively, or net unrealized appreciation of $120,812,163.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013 to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at

104 Dynamic Asset Allocation Balanced Fund

the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$807,702	Class R5	8

Class B	75,515	Class R6	3

Class C	89,146	Class Y	172,554

Class M	20,286	Total	$1,175,945

Class R	10,731

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,538 under the expense offset arrangements and by $13,883 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $989, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Dynamic Asset Allocation Balanced Fund 105

Class A	$1,114,265	Class M	83,983

Class B	416,780	Class R	29,618

Class C	491,994	Total	$2,136,640

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $102,420 and $1,645 from the sale of class A and class M shares, respectively, and received $22,939 and $1,200 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $42 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $926,895,090 and $957,583,742, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written swap		Written equity
	option contract	Written swap	option contract	Written equity
	amounts	option premiums	amounts	option premiums

Written options outstanding
at the beginning of the
reporting period	$162,482,140	$13,681,990	15,316	$11,028

Options opened	45,134,000	—	33,662	19,167
Options exercised	(14,426,000)	(8,335)	—	—
Options expired	—	—	(9,891)	(13,254)
Options closed	(183,918,140)	(13,673,655)	(15,316)	(11,028)

Written options outstanding at
the end of the reporting period	$9,272,000	$—	23,771	$5,913

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/13		Year ended 9/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	5,104,076	$62,021,233	8,927,475	$99,884,741

Shares issued in connection with
reinvestment of distributions	546,104	6,722,618	1,257,056	14,150,244

	5,650,180	68,743,851	10,184,531	114,034,985

Shares repurchased	(8,511,282)	(103,003,412)	(18,967,701)	(209,753,686)

Net decrease	(2,861,102)	$(34,259,561)	(8,783,170)	$(95,718,701)

	Six months ended 3/31/13		Year ended 9/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	503,230	$6,112,970	745,478	$8,333,663

Shares issued in connection with
reinvestment of distributions	26,242	321,937	69,627	778,171

	529,472	6,434,907	815,105	9,111,834

Shares repurchased	(1,074,562)	(12,975,331)	(2,501,001)	(27,815,958)

Net decrease	(545,090)	$(6,540,424)	(1,685,896)	$(18,704,124)

106 Dynamic Asset Allocation Balanced Fund

	Six months ended 3/31/13		Year ended 9/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	657,923	$7,887,179	943,190	$10,359,394

Shares issued in connection with
reinvestment of distributions	33,711	407,035	79,629	877,473

	691,634	8,294,214	1,022,819	11,236,867

Shares repurchased	(790,003)	(9,377,718)	(1,912,370)	(20,815,164)

Net decrease	(98,369)	$(1,083,504)	(889,551)	$(9,578,297)

	Six months ended 3/31/13		Year ended 9/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	361,559	$4,449,494	426,293	$4,652,129

Shares issued in connection with
reinvestment of distributions	10,283	126,661	23,285	260,892

	371,842	4,576,155	449,578	4,913,021

Shares repurchased	(173,609)	(2,103,816)	(526,338)	(5,887,498)

Net increase (decrease)	198,233	$2,472,339	(76,760)	$(974,477)

	Six months ended 3/31/13		Year ended 9/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	110,199	$1,323,121	301,013	$3,317,231

Shares issued in connection with
reinvestment of distributions	6,176	75,470	14,371	160,644

	116,375	1,398,591	315,384	3,477,875

Shares repurchased	(165,749)	(2,010,313)	(328,610)	(3,667,736)

Net decrease	(49,374)	$(611,722)	(13,226)	$(189,861)

			For the period 7/3/12
			(commencement of operations)
	Six months ended 3/31/13		to 9/30/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	882	$10,000

Shares issued in connection with
reinvestment of distributions	8	99	4	48

	8	99	886	10,048

Shares repurchased	—	—	—	—

Net increase	8	$99	886	$10,048

			For the period 7/3/12
			(commencement of operations)
	Six months ended 3/31/13		to 9/30/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	741,846	$9,428,855	882	$10,000

Shares issued in connection with
reinvestment of distributions	8	105	4	50

	741,854	9,428,960	886	10,050

Shares repurchased	—	—	—	—

Net increase	741,854	$9,428,960	886	$10,050

Dynamic Asset Allocation Balanced Fund 107

	Six months ended 3/31/13		Year ended 9/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,113,315	$37,918,148	3,588,665	$40,460,899

Shares issued in connection with
reinvestment of distributions	137,424	1,693,658	308,616	3,477,340

	3,250,739	39,611,806	3,897,281	43,938,239

Shares repurchased	(4,617,292)	(56,560,611)	(4,756,731)	(52,673,947)

Net decrease	(1,366,553)	$(16,948,805)	(859,450)	$(8,735,708)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	894	100%	$11,363

Class R6	895	0.1	11,369

At the close of the reporting period, a shareholder of record owned 5.9% of the outstanding shares of the fund.

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (number of contracts)	10,000

Purchased swap option contracts (contract amount)	$46,400,000

Written equity option contracts (number of contracts)	10,000

Written swap option contracts (contract amount)	$30,600,000

Futures contracts (number of contracts)	8,000

Forward currency contracts (contract amount)	$470,500,000

OTC interest rate swap contracts (notional)	$200,000,000

Centrally cleared interest rate swap contracts (notional)	$120,000

OTC total return swap contracts (notional)	$179,200,000

OTC credit default swap contracts (notional)	$90,400,000

Warrants (number of warrants)	53,000

108 Dynamic Asset Allocation Balanced Fund

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$3,058,361	Payables	$79,881

Foreign exchange
contracts	Receivables	2,590,688	Payables	1,377,834

Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	10,336,890*	Unrealized depreciation	3,633,165*

Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	2,822,840*	Unrealized depreciation	1,803,868*

Total		$18,808,779		$6,894,748

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$4,937,063	$4,937,063

Foreign exchange
contracts	—	—	—	2,017,066	—	$2,017,066

Equity contracts	18,970	1,497	16,731,420	—	3,735,541	$20,487,428

Interest rate contracts	25,274	—	(2,458,879)	—	379,454	$(2,054,151)

Total	$44,244	$1,497	$14,272,541	$2,017,066	$9,052,058	$25,387,406

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(143,718)	$(143,718)

Foreign exchange
contracts	—	—	—	1,614,984	—	$1,614,984

Equity contracts	(3,519)	(9,600)	5,114,468	—	(1,973,226)	$3,128,123

Interest rate contracts	(177,880)	—	1,369,369	—	277,138	$1,468,627

Total	$(181,399)	$(9,600)	$6,483,837	$1,614,984	$(1,839,806)	$6,068,016

Dynamic Asset Allocation Balanced Fund 109

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliates	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$296,854,200	$145,649,928	$301,747,294	$175,981	$140,756,834

Putnam Short Term
Investment Fund*	—	180,059,546	6,546,064	14,959	173,513,482

Totals	$296,854,200	$325,709,474	$308,293,358	$190,940	$314,270,316

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: New accounting pronouncement

In January 2013, ASU No. 2013-01 “Clarifying the Scope of Disclosures About Offsetting Assets and Liabilities” replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the fund’s financial statements.

110 Dynamic Asset Allocation Balanced Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Dynamic Asset Allocation Balanced Fund	111

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

112 Dynamic Asset Allocation Balanced Fund

Global Sector	Putnam RetirementReady® Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Dynamic Asset Allocation
Conservative Fund	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation Growth Fund	Retirement Income Fund Lifestyle 2
Dynamic Risk Allocation Fund	Retirement Income Fund Lifestyle 3

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Balanced Fund 113

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

114 Dynamic Asset Allocation Balanced Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

Dynamic Asset Allocation Balanced Fund 115

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

116 Dynamic Asset Allocation Balanced Fund

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA059
280812 5/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 24, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 24, 2013